UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM N-1A

File No. 002-60770
File No. 811-02806

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	☒
Pre-Effective Amendment No.	☐
Post-Effective Amendment No. 89	☒

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	☒
Amendment No. 89	☒

(Check appropriate box or boxes)

DELAWARE GROUP CASH RESERVE

(Exact Name of Registrant as Specified in Charter)

100 Independence, 610 Market Street, Philadelphia, PA 19106-2354

(Address of Principal Executive Offices)

Registrant’s Telephone Number, including Area Code: (800) 523-1918

David F. Connor, Esq., 100 Independence, 610 Market Street, Philadelphia, PA 19106-2354

(Name and Address of Agent for Service)

Please send copies of all communications to:

Mark R. Greer, Esq.

Stradley, Ronon, Stevens & Young, LLP

191 North Wacker Drive, Suite 1601, Chicago, IL 60606

(312) 964-3505

Approximate Date of Proposed Public Offering: July 31, 2026

It is proposed that this filing will become effective (check appropriate box):

☐	immediately upon filing pursuant to paragraph (b)
☒	on July 31, 2026 pursuant to paragraph (b)
☐	60 days after filing pursuant to paragraph (a)(1)
☐	on (date) pursuant to paragraph (a)(1)
☐	75 days after filing pursuant to paragraph (a)(2)
☐	on (date) pursuant to paragraph (a)(2) of Rule 485.

If appropriate, check the following box:

☐	this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

--- C O N T E N T S ---

This Post-Effective Amendment No. 89 to Registration File No. 002-60770 includes the following:

1.	Facing Page
2.	Contents Page
3.	Part A – Prospectus
4.	Part B – Statement of Additional Information
5.	Part C – Other Information
6.	Signatures
7.	Exhibits

Prospectus
Fixed income mutual fund
Nomura Ultrashort Fund
(formerly, Macquarie Ultrashort Fund)

Nasdaq ticker symbol
Institutional Class	DULTX
July 31, 2026
The US Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus.
Any representation to the contrary is a criminal offense.
Get shareholder reports and prospectuses online instead of in the mail.
Visit nomuraassetmanagement.com/e-delivery.

Fund summary
Nomura Ultrashort Fund, a series of Delaware Group® Cash Reserve (formerly, Macquarie Ultrashort Fund)
What is the Fund’s investment objective?
Nomura Ultrashort Fund seeks total return to the extent consistent with a relatively low volatility of principal.
What are the Fund’s fees and expenses?
The table below describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.
Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment)

Class	Inst.
Management fees.................................................................................	0.30%
Distribution and service (12b-1) fees....................................................................	none
Other expenses..................................................................................	0.26%
Total annual fund operating expenses..................................................................	0.56%
Fee waivers and expense reimbursements...............................................................	(0.21%)[1]
Total annual fund operating expenses after fee waivers and expense reimbursements................................	0.35%
1	The Fund’s investment manager, Delaware Management Company (Manager), has contractually agreed to waive all or a portion of its investment advisory fees and/or pay/reimburse expenses (excluding any 12b-1 fees, acquired fund fees and expenses, taxes, interest, short sale dividend and interest expenses, brokerage fees, certain insurance costs, and nonroutine expenses or costs, including, but not limited to, those relating to reorganizations, litigation, conducting shareholder meetings, and liquidations) in order to prevent total annual fund operating expenses from exceeding 0.35% of the Fund’s average daily net assets from July 31, 2026 through July 30, 2027. These waivers and reimbursements may only be terminated by agreement of the Manager and the Fund.
Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and reflects the Manager’s expense waivers and reimbursements for the 1-year contractual period and the total operating expenses without waivers for years 2 through 10. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Class	Inst.
1 year............................................................................................	$36
3 years...........................................................................................	$158
5 years...........................................................................................	$292
10 years..........................................................................................	$681
Portfolio turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 72% of the average value of its portfolio.
What are the Fund’s principal investment strategies?
Under normal circumstances, the Fund will invest all of its net assets, plus the amount of any borrowings for investment purposes, in investment grade fixed income securities at the time of purchase, including, but not limited to, fixed income securities issued or guaranteed by the US government, its agencies or instrumentalities, and by US and non-US corporations. Investment grade fixed income securities are securities rated BBB- or higher by Standard & Poor’s Financial Services LLC (S&P) or Baa3 or higher by Moody’s Investors Service, Inc. (Moody’s), or similarly rated by another nationally recognized statistical rating organization (NRSRO), or those that are deemed to be of comparable quality. The Fund will maintain an average effective duration of less than 18 months. Duration measures a bond’s sensitivity to interest rates by indicating the approximate change in a bond or bond fund’s price given a 1% change in interest rates.
The Manager will determine how much of the Fund’s assets to allocate among the different types of fixed income securities in which the Fund may invest based on the Manager’s evaluation of economic and market conditions and the Manager’s assessment of the returns and potential for appreciation that can be achieved from various sectors of the fixed income market.

Fund summary
The corporate debt obligations in which the Fund may invest include bonds, notes, debentures, and commercial paper of US companies and non-US companies. The Fund may also invest in a variety of securities that are issued or guaranteed as to the payment of principal and interest by the US government, and by various agencies or  instrumentalities, which have been established or are sponsored by the US government, and securities issued by foreign governments.
Additionally, the Fund may invest in mortgage-backed securities issued or guaranteed by the US government, its agencies or  instrumentalities, or government-sponsored corporations, and mortgage-backed securities issued by certain private, nongovernment entities. The Fund may also invest in securities that are backed by assets such as receivables on home equity and credit card loans, automobile, mobile home, recreational vehicle and other loans, wholesale dealer floor plans, and leases.
The Fund may invest up to 30% of its net assets in foreign securities, including up to 10% of its net assets in securities of issuers located in emerging markets.
The Fund may use a wide range of derivatives instruments, typically including options, futures contracts, options on futures contracts, forward foreign currency contracts, credit default swaps, interest rate swaps, and index swaps. The Fund will use derivatives for both hedging and nonhedging purposes. For example, the Fund may invest in: futures and options to manage duration and for defensive purposes, such as to protect gains or hedge against potential losses in the portfolio without actually selling a security, or to stay fully invested; forward foreign currency contracts to manage foreign currency exposure; interest rate swaps to neutralize the impact of interest rate changes; credit default swaps to hedge against bond defaults, to manage credit exposure, or to enhance total return; and index swaps to enhance return or to effect diversification. The Fund will not use derivatives for reasons inconsistent with its investment objective and will limit its investments in derivatives instruments to 10% of its net assets.
What are the principal risks of investing in the Fund?
Investing in any mutual fund involves the risk that you may lose part or all of the money you invest. Over time, the value of your investment in the Fund will increase and decrease according to changes in the value of the securities in the Fund’s portfolio. An investment in the Fund may not be appropriate for all investors. The Fund’s principal risks include:
Market risk — The risk that all or a majority of the securities in a certain market — such as the stock or bond market — will decline in value because of factors such as adverse political or economic conditions, future expectations, investor confidence, or heavy institutional selling.
Interest rate risk — The risk that the prices of bonds and other fixed income securities will increase as interest rates fall and decrease as interest rates rise. Interest rate changes are influenced by a number of factors, such as government policy, monetary policy, inflation expectations, and the supply and demand of bonds. Bonds and other fixed income securities with longer maturities or duration generally are more sensitive to interest rate changes. A fund may be subject to a greater risk of rising interest rates when interest rates are low or inflation rates are high or rising.
Credit risk — The risk that an issuer of a debt security, including a governmental issuer or an entity that insures a bond, may be unable to make interest payments and/or repay principal in a timely manner.
Mortgage-backed and asset-backed securities risk — Mortgage-backed and asset-backed securities, like other fixed income securities, are subject to credit risk and interest rate risk, and may also be subject to prepayment risk and extension risk. Prepayment risk is the risk that the principal on mortgage-backed or asset-backed securities may be prepaid at any time, which will reduce the yield and market value of the securities and may cause the fund to reinvest the proceeds in lower yielding securities. Extension risk is the risk that principal on mortgage-backed or asset-backed securities will be repaid more slowly than expected, which may reduce the proceeds available for reinvestment in higher yielding securities. In addition, mortgage-backed and asset-backed securities may decline in value, become more volatile, face difficulties in valuation, or experience reduced liquidity due to changes in interest rates or general economic conditions. Certain mortgage-backed or asset-backed securities, such as  collateralized mortgage obligations, real estate mortgage investment conduits, and stripped mortgage-backed securities, may be more susceptible to these risks than other mortgage-backed, asset-backed, or fixed-income securities.
Foreign and emerging markets risk — The risk that investments in foreign securities (particularly those of issuers in emerging markets) may be adversely affected by political instability; changes in currency exchange rates; inefficient markets and higher transaction costs; foreign economic conditions; the imposition of economic or trade sanctions; or inadequate or different regulatory and accounting standards. Securities of issuers in emerging markets may be subject to greater risks than securities of issuers in more developed foreign markets because, among other things, emerging markets may have less stable political and economic environments. In addition, there often is substantially less publicly available information about issuers and such information tends to be of a lesser quality. Economic markets and structures tend to be less mature and diverse and the securities markets may also be smaller, less liquid, and subject to greater price volatility.
Inflation risk — The risk that the return from your investments will be less than the increase in the cost of living due to inflation.
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Loans and other  direct indebtedness risk — The risk that a fund will not receive payment of principal, interest, and other amounts due in connection with these investments and will depend primarily on the financial condition of the borrower and the lending institution. A fund’s ability to sell its loans or to realize their full value upon sale may also be impaired due to the lack of an active trading market, irregular trading activity, wide bid/ask spreads, contractual restrictions, and extended trade settlement periods. In addition, certain loans in which a fund invests may not be considered securities. A fund therefore may not be able to rely upon the anti-fraud provisions of the federal securities laws with respect to these investments.
Derivatives risk — Derivatives contracts, such as futures, forward foreign currency contracts, options, and swaps, may involve additional expenses (such as the payment of premiums) and are subject to significant loss if a security, index, reference rate, or other asset or market factor to which a derivatives contract is associated, moves in an unanticipated direction. When used for hedging, the change in value of the derivatives instrument may also not correlate specifically with the currency, rate, or other risk being hedged, in which case a fund may not realize the intended benefits. Derivatives contracts are also subject to the risk that the counterparty may fail to perform its obligations under the contract due to, among other reasons, financial difficulties (such as a bankruptcy or reorganization).
Leveraging risk — The risk that certain fund  transactions, such as reverse repurchase agreements, short sales, loans of fund  securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivatives instruments, may give rise to leverage, causing a  fund to be more volatile than if it had not been leveraged, which may result in increased losses to the fund.
Government and regulatory risk — The risk that governments or regulatory authorities may take actions that could adversely affect various sectors of the securities markets and affect fund performance.
Liquidity risk — The possibility that investments cannot be readily sold within seven calendar days at approximately the price at which a fund has valued them.
Industry and sector risk — The risk that the value of securities in a particular industry or sector (such as banking) will decline because of changing expectations for the performance of that industry or sector.
Active management and selection risk — The risk that the securities selected by a fund’s management will underperform the markets, the relevant indices, or the securities selected by other funds with similar investment objectives and investment strategies. The securities and sectors selected may vary from the securities and sectors included in the relevant index.
How has Nomura Ultrashort Fund performed?
The bar chart and table below provide some indication of the risks of investing in the Fund. The bar chart shows changes in the Fund’s performance from year to year and the table shows how the Fund’s average annual total returns for the 1-year, 5-year, and lifetime periods compare with those of a broad measure of market performance and an additional index with characteristics relevant to the Fund. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. The returns reflect any expense caps in effect during these periods. The returns would be lower without the expense caps. You may obtain the Fund’s most recently available month-end performance by calling 800-523-1918 or by visiting our website at nomuraassetmanagement.com/performance.
Calendar year-by-year total return (Institutional Class)
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Fund summary
As of June 30, 2026, the Fund’s Institutional Class shares had a calendar year-to-date return of 1.83%. During the periods illustrated in this bar chart, Institutional Class’s highest quarterly return was  2.85% for the quarter ended June 30, 2020, and its lowest quarterly return was -2.53% for the quarter ended March 31, 2020.
Average annual total returns for periods ended December 31, 2025

	1 year	5 years	Lifetime (1/5/16–12/31/25)
Institutional Class return before taxes..........................................	4.46%	3.11%	2.36%
Institutional Class return after taxes on distributions................................	2.62%	1.77%	1.37%
Institutional Class return after taxes on distributions and sale of Fund shares..............	2.62%	1.80%	1.38%
Bloomberg US Aggregate Index (reflects no deduction for fees, expenses, or taxes).........	7.30%	-0.36%	2.01%
ICE BofA US 6-Month Treasury Bill Index (reflects no deduction for fees, expenses, or taxes)..	4.28%	3.22%	2.32%
Actual after-tax returns depend on the investor’s individual tax situation and may differ from the returns shown. After-tax returns are not relevant for shares held in tax-advantaged investment vehicles such as employer-sponsored 401(k) plans and individual retirement accounts (IRAs). The after-tax returns shown are calculated using the highest individual federal marginal income tax rates in effect during the periods presented and do not reflect the impact of state and local taxes.
Who manages the Fund?
Investment manager
Delaware Management Company, a series of Nomura  Investment Management Business Trust (a Delaware statutory trust)

Portfolio managers	Title with Delaware Management Company	Start date on the Fund
Stephen Juszczyszyn	Managing Director, Senior Portfolio Manager	June 2019
Kathleen Burst	Vice President, Portfolio Manager	June 2019
Employees of the Manager’s  affiliates outside the US participate in the management of certain funds as “associated persons” of the Manager  under the Manager’s oversight, in accordance with SEC guidance as to “participating affiliate” arrangements. These associated persons may, on behalf of the Manager, provide discretionary investment management services, trading, research and related services directly or indirectly to the Fund.
Purchase and redemption of Fund shares
You may purchase or redeem shares of the Fund on any day that the New York Stock Exchange (NYSE) is open for business (Business Day). Shares may be purchased or redeemed: through your financial intermediary; through the Fund’s website at nomuraassetmanagement.com/account-access; by calling 800 523-1918; by regular mail (c/o Nomura  Funds, P.O. Box 534437, Pittsburgh, PA 15253-4437); by overnight courier service (c/o Nomura  Funds, Attention: 534437,  1350 Penn Avenue Suite 102, Pittsburgh, PA 15222);  or by wire.
The Fund offers only Institutional Class shares. There are no minimum initial purchase or eligibility requirements to purchase Institutional Class shares of the Fund.
Please refer to the “About your account” section of the Fund’s Prospectus for more details regarding the purchase and sale of Fund shares.
Tax information
The Fund’s distributions generally are taxable to you as ordinary income, capital gains, or some combination of both, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an IRA, in which case your distributions may be taxed as ordinary income when withdrawn from the tax-advantaged account.
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Payments to broker/dealers and other financial intermediaries
If you purchase shares of the Fund through a broker/dealer or other financial intermediary (such as a bank), the  Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker/dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
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How we manage the Fund

Our principal investment strategies
Under normal circumstances, the Fund will invest all of its net assets, plus the amount of any borrowings for investment purposes, in investment grade fixed income securities at the time of purchase, including, but not limited to, fixed income securities issued or guaranteed by the US government, its agencies or instrumentalities, and by US and non-US corporations. Investment grade fixed income securities are securities rated BBB- or higher by S&P or Baa3 or higher by Moody’s, or similarly rated by another NRSRO, or those that are deemed to be of comparable quality. The Fund will maintain an average effective duration of less than 18 months. Duration measures a bond’s sensitivity to interest rates by indicating the approximate change in a bond or bond fund’s price given a 1% change in interest rates.
The Manager will determine how much of the Fund’s assets to allocate among the different types of fixed income securities in which the Fund may invest based on the Manager’s evaluation of economic and market conditions and the Manager’s assessment of the returns and potential for appreciation that can be achieved from various sectors of the fixed income market.
The corporate debt obligations in which the Fund may invest include bonds, notes, debentures, and commercial paper of US companies and non-US companies. The Fund may also invest in a variety of securities that are issued or guaranteed as to the payment of principal and interest by the US government, and by various agencies or instrumentalities, which have been established or are sponsored by the US government, and securities issued by foreign governments.
Additionally, the Fund may invest in mortgage-backed securities (MBS) issued or guaranteed by the US government, its agencies or  instrumentalities, or government-sponsored corporations, and MBS issued by certain private, nongovernment entities. MBS issued by private, nongovernment entities, or that are secured by the underlying collateral of the private issuer, are not government securities and are not directly guaranteed by the US government in any way. These types of securities include, among others, collateralized mortgage obligations (CMOs), real estate mortgage investment conduits (REMICs), and commercial MBS. The Fund may also invest in stripped mortgage-backed securities. There is no limit on government-related MBS the Fund may hold.
The Fund may also invest in securities that are backed by assets such as receivables on home equity and credit card loans, automobile, mobile home, recreational vehicle and other loans, wholesale dealer floor plans, and leases.
The Fund may invest up to 30% of its net assets in foreign securities, including up to 10% of its net assets in securities of issuers located in emerging markets. The Fund may invest in sponsored and unsponsored American depositary receipts (ADRs), European depositary receipts (EDRs), and global depositary receipts (GDRs).
The Fund may invest without restriction in bank loans that meet the credit standards established by the Manager in order to enhance total return, to effect diversification, or to earn additional income. It might take longer than 7 days for investments in leveraged loans to settle. The Fund intends to meet short-term liquidity needs if certain bank loans need longer settlement through regular monitoring in conjunction with its Liquidity Risk Management Program.
The Fund may use a wide range of derivatives instruments, typically including options, futures contracts, options on futures contracts, forward foreign currency contracts, credit default swaps, interest rate swaps, and index swaps. The Fund will use derivatives for both hedging and nonhedging purposes. For example, the Fund may: invest in futures and options to manage duration and for defensive purposes, such as to protect gains or hedge against potential losses in the portfolio without actually selling a security, as a hedge against changes in interest rates, or to stay fully invested; sell an option contract (often referred to as “writing” an option) to earn additional income for the Fund; invest in forward foreign currency contracts to manage foreign currency exposure; use swaps generally to seek to neutralize the effect of any price declines without selling a bond or bonds; enter into interest rate swaps to neutralize the impact of interest rate changes or hedge against changes in interest rates; enter into credit default swaps to hedge against bond defaults, to manage credit exposure, or to enhance total return; and enter into index swaps to enhance return or to effect diversification. The Manager does not intend to convert the Fund’s holdings of foreign currencies into US dollars on a daily basis, but the Fund is permitted to, from time to time, purchase or sell foreign currencies and/or engage in forward foreign currency contracts in order to facilitate or expedite settlement of Fund transactions and to minimize currency value fluctuations. The Fund will limit its investments in derivatives instruments to 10% of its net assets.
The Fund may invest in various types of short-term debt instruments, including time deposits, certificates of deposit, commercial paper, US government securities, repurchase agreements, and others, either as a means of achieving its investment objective, as temporary defensive investments, or pending investment in the Fund’s principal investment securities.
The Fund may invest in restricted or privately placed securities, including those that are eligible for resale only among certain institutional buyers without registration, which are commonly known as “Rule 144A Securities.” The Fund may invest up to 5% of its net assets in illiquid investments as determined pursuant to the Investment Company Act of 1940 and applicable rules and regulations thereunder.
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The Fund’s investment objective is  nonfundamental. This means that the Board may change the objective without obtaining shareholder approval. If the objective were changed, the Fund would notify shareholders at least 60 days before the change became effective.
Other investment strategies

Borrowing from banks
The Fund may borrow money from banks as a temporary measure for extraordinary or emergency purposes or to facilitate redemptions. The Fund will be required to pay interest to the lending banks on the amount borrowed. As a result, borrowing money could result in the Fund being unable to meet its investment objective. The  Fund will not borrow money in excess of one-third of the value of its total assets.

Lending securities
The Fund may lend up to 25% of its assets to qualified broker/dealers or institutional investors for their use in securities transactions. Borrowers of the Fund’s securities must provide collateral to the Fund and adjust the amount of collateral each day to reflect changes in the value of the loaned securities. These transactions, if any, may generate additional income for the Fund.

Purchasing securities on a when-issued or delayed-delivery basis
The Fund may buy or sell securities on a when-issued or delayed-delivery basis (i.e., paying for securities before delivery or taking delivery at a later date).
The risks of investing in the Fund
Investing in any mutual fund involves risk, including the risk that you may receive little or no return on your investment, and the risk that you may lose part or all of the money you invest. Before you invest in the Fund, you should carefully evaluate the risks. Because of the nature of the Fund, you should consider your investment to be a long-term investment that typically provides the best results when held for a number of years. The information below describes the principal risks you assume when investing in the Fund. Please see the  SAI for a further discussion of these risks and other risks not discussed here.

Market risk
Markets can be volatile, and stock, bond, and other asset prices can change daily, sometimes rapidly or unpredictably. As a result, the Fund’s  holdings can decline in response to adverse issuer, political, regulatory, market or economic developments or conditions that may cause a broad market decline. Different parts of the market, including different sectors and different types of securities, can react differently to these developments. Markets tend to move in cycles, with periods of rising prices and periods of falling prices. During a general downturn in the financial markets, multiple asset classes may decline in value. When markets perform well, there can be no assurance that specific investments held by the Fund will rise in value. Market risk may affect a single issuer or the market as a whole. At times, the Fund may hold a relatively high percentage of its assets in investments linked to a particular market sector, which would subject the Fund  to proportionately higher exposure to the risks of that sector.
Securities are subject to price movements due to changes in general economic conditions (which may not be specifically related to the particular issuer), such as the level of prevailing interest or currency rates, changes in the general outlook for revenues or corporate earnings, investor sentiment and perceptions of the market generally. The value of securities also may go up or down due to factors that affect an individual issuer or a particular industry or sector, such as changes in production costs and competitive conditions within the industry. Volatility in the price of a security may cause a security to be worth less than the price originally paid for it, or less than it was worth at an earlier time.
Global economies and financial markets have become increasingly interconnected, meaning that conditions in one country or region may adversely affect issuers in another country or region, which in turn may adversely affect securities held by the Fund. In addition, certain events, such as natural disasters, terrorist attacks, war, regional or global instability and other geopolitical events, have led, and may in the future lead, to increased  short-term market volatility and may have adverse long-term effects on world economies and markets generally.
Financial markets at times may experience heightened volatility due to various factors, including, but not limited to, government regulations and central bank policy changes. Turbulence in the financial markets and reduced liquidity may negatively affect issuers, which could have an adverse effect on the  Fund.
The value of assets or income from the Fund’s  investments may be adversely affected by inflation or changes in the market’s expectations regarding inflation. Furthermore, there is a risk that the prices of goods and services in the US and many foreign economies may decline over time, known as deflation (the opposite of inflation). Deflation may have an adverse effect on stock prices and  creditworthiness and may make defaults on debt more likely. If a country’s economy slips into a deflationary pattern, it could last for a prolonged period and may be difficult to reverse.
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How we manage the Fund

Interest rate risk
The value of a debt security, mortgage-backed security or other fixed-income obligation, as well as of shares of mortgage REITs, may decline due to changes in market interest rates. Small- and medium-sized companies may also be adversely affected by rising interest rates because they often borrow money to finance their operations.
Generally, when interest rates rise, the value of such a security or obligation generally decreases. Conversely, when interest rates decline, the value of such a security generally increases. Long-term debt securities, mortgage-backed securities and other fixed-income obligations generally are more sensitive to interest rate changes than short-term debt securities. The Fund may experience a decline in its income due to falling interest rates. The Fund may be subject to a greater risk of rising interest rates when interest rates are low or inflation rates are high or rising. Where permitted by its investment strategies, the Fund  may use derivatives to hedge its exposure to interest rate risk.
Changes to monetary policy by the Federal Reserve or other regulatory actions may affect interest rates. It is difficult to predict the impact of these rate changes and any future rate changes on various markets.
Market developments and other factors, including a general rise in interest rates, have the potential to cause investors to move out of fixed-income securities on a large scale, which may increase redemptions from mutual funds that hold large amounts of fixed-income securities. Such a move, coupled with a reduction in the ability or willingness of dealers and other institutional investors to buy or hold fixed-income securities may result in decreased liquidity and increased volatility in the fixed-income markets, which could cause the Fund’s  NAV to fluctuate more and adversely affect the Fund’s  return.
In general, a portfolio of debt, mortgage-related and asset-backed securities and other fixed-income obligations experiences a decrease in principal value with an increase in interest rates. The extent of the decrease in principal value may be affected by the Fund’s  duration of its portfolio of debt, mortgage-related and asset-backed securities and other fixed-income obligations. Duration measures the relative price sensitivity of a security to changes in interest rates. “Effective” duration takes into consideration the likelihood that a security will be called, or prepaid, prior to maturity given current market interest rates. Typically, a security with a longer duration is more price sensitive than a security with a shorter duration. In general, a portfolio of debt, mortgage-related and asset-backed securities experiences a percentage decrease in principal value equal to its effective duration for each 1% increase in interest rates. For example, if the Fund  holds a portfolio of securities with an effective duration of five years and interest rates rise 1%, the principal value of such securities could be expected to decrease by approximately 5%.

Credit risk
An issuer of a fixed-income obligation (including a mortgage-backed security) or a REIT may not make payments on the obligation when due, or the other party to a contract may default on its obligation. There also is the risk that an issuer could suffer adverse changes in its financial condition that could lower the credit quality of a security. This could lead to greater volatility in the price of the security, could affect the security’s liquidity, and could make it more difficult to sell. A downgrade or default affecting any of the Fund’s securities could affect the Fund’s performance. In general, the longer the maturity and the lower the credit quality of a bond, the more sensitive it is to credit risk. If the Fund purchases unrated securities and obligations, it will depend on the Manager’s analysis of credit risk more heavily than usual.

Mortgage-backed and asset-backed securities risk
Mortgage-backed and asset-backed securities, like other fixed income securities, are subject to credit risk and interest rate risk, and may also be subject to prepayment risk and extension risk. Mortgage-backed and asset-backed securities can be highly sensitive to interest rate changes. As a result, small movements in interest rates can substantially impact the value and liquidity of these securities. Prepayment risk is the risk that the principal on mortgage-backed or asset-backed securities may be prepaid at any time, which will reduce the yield and market value of the securities and may cause the fund to reinvest the proceeds in lower yielding securities. Extension risk is the risk that principal on mortgage-backed or asset-backed securities will be repaid more slowly than expected, which may reduce the proceeds available for reinvestment in higher yielding securities and may cause the security to experience greater volatility due to the extended maturity of the security. When interest rates rise, the value of mortgage-backed and asset-backed securities can be expected to decline. When interest rates go down, however, the value of these securities may not increase as much as other fixed income securities due to borrowers refinancing their loans at lower interest rates or prepaying their loans. In addition, mortgage-backed and asset-backed securities may decline in value, become more volatile, face difficulties in valuation, or experience reduced liquidity due to changes in general economic conditions. During periods of economic downturn, for example, underlying borrowers may not make timely payments on their loans and the value of property that secures the loans may decline in value such that it is worth less than the amount of the associated loans. If the collateral securing a mortgage-backed or asset-backed security is insufficient to repay the loan, a fund could sustain a loss. Such risks generally will be heightened where a mortgage-backed or asset-backed security includes “subprime” loans. Although mortgage-backed securities are often supported by government guarantees or private insurance, there can be no guarantee that those obligations will be met. Furthermore, in certain economic conditions, loan servicers, loan originators and other participants in the market for mortgage-backed and other asset-backed securities may be unable to receive sufficient funding, impairing their ability to perform their obligations on the loans. Certain
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mortgage-backed or asset-backed securities may be more susceptible to these risks than other mortgage-backed, asset-backed, or fixed-income securities. For example, a fund’s investments in collateralized mortgage obligations (CMOs), real estate mortgage investment conduits (REMICs), and stripped mortgage-backed securities are generally highly susceptible to interest rate risk, prepayment risk, and extension risk. At times, these investments may be difficult to value and/or illiquid. Some classes of CMOs and REMICs may have preference in receiving principal or interest payments relative to more junior classes. The market prices and yields of these junior classes will generally be more volatile than more senior classes and will be more susceptible to interest rate risk, prepayment risk, and extension risk than more senior classes. Classes that receive payments of interest only (IOs) will generally decrease in value if interest rates decline or prepayment rates increase. Classes that receive payment of principal only (POs) will generally decrease in value if interest rates increase or prepayment rates decrease. These changes in value can be substantial and could cause a fund to lose the entire value of its investment in CMOs, REMICs, and stripped mortgage-backed securities.

Foreign risk
Investing in foreign securities involves a number of economic, financial, legal, and political considerations that are not associated with the US markets and that could affect the Fund’s  performance unfavorably, depending upon prevailing conditions at any given time. For example, the securities markets of many foreign countries may be smaller, less liquid and subject to greater price volatility than those in the US. The costs of buying, selling, and holding foreign securities, including brokerage, tax, and custody costs, may be higher than those involved in domestic transactions. Foreign investing also may involve tax considerations that usually are not present in the US markets.
Other factors that can affect the value of the Fund’s  foreign investments include the comparatively weak supervision and regulation by some foreign governments of securities exchanges, brokers and issuers; the fact that many foreign companies may not be subject to uniform and/or stringent accounting, auditing and financial reporting standards; fluctuations in foreign currency exchange rates and related conversion costs or currency redenomination; nationalization or expropriation of assets; and custodial or other operational delays. It also may be difficult to obtain reliable information about the securities and business operations of certain foreign issuers. Settlement of portfolio transactions also may be delayed due to local restrictions or communication problems, which can cause the Fund to miss attractive investment opportunities or impair its ability to dispose of securities in a timely fashion (resulting in a loss if the value of the securities subsequently declines). World markets, or those in a particular region, all may react in similar fashion to important economic or political developments. In addition, foreign markets may perform differently than the US market. Over a given period of time, foreign securities may underperform US securities — sometimes for years.
As a result of increasingly interconnected global economies and financial markets, armed conflict between countries or armed conflict in a geographic region, for example the conflicts and/or wars among various countries, paramilitary organizations, and other armed political actors in the Middle East, including among the United States and Iran, as well as Israel, Hamas, Hezbollah, among others, has the potential to adversely impact the Fund’s investments. Such conflicts and other corresponding events could result in increased volatility, reduced liquidity, and overall uncertainty. The negative impacts may be particularly acute in certain sectors or in markets for certain securities and commodities. Such conflicts also may result in a negative impact on the Fund’s  investments, even beyond any direct investment exposure the Fund  may have to issuers located in or with significant exposure to an impacted country or geographic region.
Securities of issuers traded on exchanges may be suspended, either by the issuers themselves, by an exchange or by governmental authorities. The likelihood of such suspensions may be higher for securities of issuers in emerging markets than in more developed markets. Trading suspensions may be applied from time to time to the securities of individual issuers for reasons specific to that issuer, or may be applied broadly by exchanges or governmental authorities in response to market events. Suspensions may last for significant periods of time, during which trading in the securities and in instruments that reference the securities, such as derivatives instruments, may be halted. In the event that the Fund holds material positions in such suspended securities, the Fund’s  ability to liquidate its positions or provide liquidity to investors may be compromised and the Fund could incur significant losses.
To the extent that the Fund invests in sovereign debt instruments, the Fund is subject to the risk that a government or agency issuing the debt may be unable to pay interest and/or repay principal due to cash flow problems, insufficient foreign currency reserves or political concerns. In such instance, the Fund may have limited recourse against the issuing government or agency. Financial markets have experienced, and may continue to experience, increased volatility due to the uncertainty surrounding the sovereign debt of certain countries.
Moreover, in pursuing its investment objective, the Fund, at times, may concentrate its investment in securities of companies located in a specific geographical region. To the extent the Fund does so, it may face more risks than mutual funds with investments that are diversified around the globe. The economies and financial markets of certain regions can be interdependent and all may decline at the same time, and certain regions may face risks unique to that area. In particular:
Asia Pacific Investments. The level of development of the economies of countries in the Asia Pacific region varies greatly. Certain economies in the region may be adversely affected by increased competition, high inflation rates, undeveloped financial services sectors, currency fluctuations or restrictions, political and social instability and increased economic volatility. Natural disasters frequently occur in the region, which could drastically impact particular business operations of companies in the region or its overall economy. In addition, certain countries in the Asia Pacific region are
9

How we manage the Fund
large debtors to commercial banks and to foreign governments. It is possible that certain lenders at times may be unwilling to extend credit to Asia Pacific countries, which could make it more difficult for such borrowers to obtain financing on attractive terms, or at all. Due to heavy reliance on international trade, a decrease in demand would adversely affect economic performance in the region. In addition, ongoing political issues and heightened trade tensions between the US and China, including the possibility of a reduction in spending on Chinese products or services, the institution of additional tariffs or other trade barriers may have an adverse impact on the Chinese economy and potentially other economies in the region. Investments in companies located or operating in the Asia Pacific region may involve risks and considerations not typically associated with investments in the U.S. and other Western nations, including the use of variable interest entity organizational structures; political, legal and regulatory uncertainty; and differing shareholder rights based on company structure and/or location of operations.
Central and South American Investments. The economies in Latin America, including in some Central and South American countries, have experienced high interest rates, high inflation rates, volatility, regime changes and government defaults. Currency  devaluations in any such country may have a significant effect on the entire region. Because commodities such as oil and gas, minerals and metals represent a significant percentage of the region’s exports, the economies of these countries are particularly sensitive to fluctuations in commodity prices. As a result, the economies in many Central and South American countries can experience significant volatility. The economies of countries in these regions tend to be heavily dependent on trading relationships with key trading partners, including the United States, Europe, Asia and other Latin American countries, and as such adverse economic events in one country may have a significant adverse effect on other countries of this region. In addition, recent trade tensions and the imposition of tariffs may disrupt Latin American economies or lead to heightened market volatility.
Additionally, in the past, certain Central and South American economies have been influenced by changing supply and demand for a particular currency, monetary policies of governments (including exchange control programs and currency  devaluations and revaluations). Certain countries in this region also historically have experienced political and social risk, including periods of instability and social unrest, local insurrections, social upheavals and high unemployment and underemployment, any of which could adversely impact the economies of these countries.
European Investments. The Economic and Monetary Union (eurozone) of the European Union (EU) requires members of the eurozone to comply with restrictions on inflation rates, deficits, interest rates and debt levels, as well as fiscal and monetary controls, each of which may significantly affect EU member countries, as well as other countries in Europe, including non-members. Decreasing imports or exports, changes in governmental or EU regulations on trade, changes in the exchange rate of the euro, the default or threat of default by an EU member state on its sovereign debt and/or an economic recession in an EU member state may have a significant adverse effect on the economies of other EU member states and their trading partners.
The European financial markets have historically experienced volatility and adverse trends due to concerns about economic downturns or rising government debt levels in several European countries, including, but not limited to, Austria, Belgium, Cyprus, France, Greece, Ireland, Italy, Portugal, Spain and Ukraine. These events have adversely affected, and in the future may adversely affect, the exchange rate of the euro and may significantly affect European countries, including those that do not use the euro as their currency. Additionally, newer  EU and eurozone member states, particularly in eastern Europe, remain burdened to various extents by certain infrastructural, bureaucratic and business inefficiencies, and their markets remain relatively undeveloped and may be particularly sensitive to political and economic developments. Responses to financial problems by European governments, central banks and others, including austerity measures and reforms, may not produce the desired results, may result in social unrest, may limit future growth and economic recovery or may have other unintended consequences. Further defaults or restructurings by governments and other entities of their debt could have additional adverse effects on economies, financial markets and asset valuations around the world. Moreover, recent global trade tensions and the imposition of tariffs, including by the United States, could further exacerbate volatility and such adverse effects.
The national politics of countries in Europe have been unpredictable and subject to influence by disruptive political groups and ideologies, including, for example, secessionist movements. The governments of European countries may be subject to change and such countries may experience social and political unrest. Unanticipated or sudden political or social developments may result in sudden and significant investment losses.  EU continues to face major issues involving its membership, structure, procedures and policies, including the successful political, economic and social integration of new member states. The current and future status of the EU continues to be the subject of political controversy, and the growth of nationalist and populist parties in national legislatures may further threaten enlargement. It is possible that one or more countries may abandon the euro and/or withdraw from the EU, as the United Kingdom (UK) did in 2020 (commonly referred to as “Brexit”). Following Brexit, certain trading matters between the UK and the EU remain unresolved, including with respect to financial services. The continuing uncertainty could have an adverse impact on the UK economy.
The occurrence of terrorist incidents throughout Europe or war in the region could also impact financial markets, in particular, Russia’s invasion of Ukraine that began in 2022. As a result of that military action, the US and many other countries have imposed sanctions on Russia and certain Russian individuals, banks and corporations, and the ongoing hostilities and resulting sanctions may have a severe adverse effect on the region’s economies and more globally.
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North American Investments. A decrease in imports or exports, changes in trade regulations or an economic recession in any North American country can have a significant economic effect on the entire region. Since the implementation of the North American Free Trade Agreement (NAFTA) in 1994 among Canada, the US and Mexico, total merchandise trade among the three countries has increased. However, political developments in the US resulting in recent global trade tensions and the imposition of reciprocal tariffs by all three countries, may have implications for trade among the US, Mexico and Canada, any of which may result in additional volatility in the region. Moreover, the likelihood of further policy or legislative changes in one or more countries may have a significant effect on North American markets generally, as well as on the value of certain securities held by the Fund when investing in this region.

Emerging markets risk
Investments in countries with emerging economies or securities markets may carry greater risk than investments in more developed countries or markets. Emerging markets may experience political instability. Political and economic structures in many such countries may be undergoing significant evolution and rapid development, and such countries may lack the social, political and economic stability characteristics of more developed countries. Certain of those countries may have failed in the past to recognize private property rights and have nationalized or expropriated the assets of private companies. As a result, the risks described above, including the risks of nationalization or expropriation of assets, may be heightened. In addition, unanticipated political or social developments may affect the value of the Fund investments in those countries and the availability of additional investments in those countries. The costs of buying, selling, and holding securities in emerging markets, including brokerage, tax, and custody costs, may be higher. The small size and inexperience of the securities markets in such countries and the limited volume of trading in securities in those countries may make the Fund’s investments in such countries more volatile and less liquid than investments in more developed countries, and the Fund may be required to establish special custodial or other arrangements before making certain investments in those countries. Economic markets and structures in emerging markets tend to be less mature and diverse than more developed markets. Regulatory oversight of issuers in emerging markets may be less stringent or inconsistently applied, and securities markets may be subject to less government regulation or supervision. The economies of emerging market countries may suffer from extreme and volatile debt burdens or inflation rates. The repatriation of capital with regard to investments made in certain securities or countries may be restricted during certain times or even indefinitely. There may be substantially less financial or accounting information available about issuers in emerging markets than in more developed markets than domestic issuers. Information that is available may be of a lesser quality as issuers may be subject to different accounting, auditing, and financial reporting standards than issuers in more developed markets. As a result, it may be difficult to assess the value or prospects of an investment in such issuers. In times of market stress, regulatory authorities of different emerging market countries may apply varying techniques and degrees of intervention, which can have an effect on prices and may require that the Fund fair value its holdings in those countries. Emerging market securities may also be subject to greater fluctuations in value and liquidity due to changes in currency exchange rates.

Inflation risk
Inflation risk is the risk that the return from your investments will be less than the increase in the cost of living due to inflation. Changes in inflation rates may impact economic and market conditions generally, which could impact a fund’s investments. In general, the value of a debt security is expected to decrease as inflation increases. Debt securities with longer maturities, particularly those that pay a fixed rather than variable rate of interest, are subject to a greater risk from inflation than debt securities with shorter maturities or that pay a variable rate of interest.

Loans and other direct indebtedness risk
In addition to the risks typically associated with fixed-income securities, loans (including loan assignments, loan participations and other loan instruments) carry other risks, including the risk of insolvency of the lending bank or other intermediary. The risks associated with loans are similar to the risks of low-rated debt securities or “junk” bonds since loans typically are below investment-grade. Loans may be unsecured or not fully collateralized, may be subject to restrictions on resale, may be difficult to value, sometimes trade infrequently on the secondary market and generally are subject to extended settlement periods. Any of these factors may impair the Fund’s  ability to sell or realize promptly the full value of its loans in the event of a need to liquidate such loans. Difficulty in selling a loan can result in a loss. Accordingly, loans that have been sold may not be immediately available to meet redemptions. Extended trade settlement periods may result in cash not being immediately available to the Fund. As a result, the Fund may have to sell other investments or engage in borrowing transactions to raise cash to meet its obligations. Interests in secured loans have the benefit of collateral and, typically, of restrictive covenants limiting the ability of the borrower to further encumber its assets. There is a risk that the value of the collateral securing the loan may decline after the Fund invests and that the collateral may not be sufficient to cover the amount owed to the Fund. In the event the borrower defaults, the Fund’s  access to the collateral may be limited or delayed by bankruptcy or other insolvency laws. These risks could cause the Fund to lose income or principal on a particular investment, which could affect the Fund returns. In addition, loans also are subject to the risk that a court could subordinate the loan to presently existing or future indebtedness or take other action detrimental to the holders of the loan. Further, in the event of a default, second or lower lien secured loans will generally be paid only if the value of the collateral exceeds the amount of the borrower’s obligations to the senior secured lenders, and the remaining collateral may not be sufficient to cover the full amount owed on the loan in which the Fund has an interest. If the loan is unsecured, there is no specific collateral on which the Fund
11

How we manage the Fund
can foreclose. In addition, if a secured loan is foreclosed, the Fund may bear the costs and liabilities associated with owning and disposing of the collateral, including the risk that collateral may be difficult to sell. The restructuring of a loan, either in a negotiated work-out or in the context of bankruptcy, could involve an exchange of such loan for other debt or equity securities of the issuer or its affiliates, which may in turn be illiquid, speculative or unregistered.
Loans made to finance highly leveraged corporate acquisitions may be especially vulnerable to adverse changes in economic or market conditions. Certain loans may not be considered “securities,” and purchasers, such as the Fund, therefore may not be entitled to rely on the strong anti-fraud protections of the federal securities laws. With loan assignments, as an assignee, the Fund  normally will succeed to all rights and obligations of its assignor with respect to the portion of the loan that is being assigned. However, the rights and obligations acquired by the purchaser of a loan assignment may differ from, and be more limited than, those held by the original lenders or the assignor. With loan  participations, the Fund may not be able to control the exercise of any remedies that the lender would have under the loan and likely would not have any rights against the borrower directly, so that delays and expense may be greater than those that would be involved if the Fund could enforce its rights directly against the borrower.

Derivatives risk
Derivatives risk is the possibility that the Fund may experience a significant loss if it employs a derivatives strategy (including a strategy involving equity-linked securities, futures, options, forward foreign currency contracts, or swaps such as interest rate swaps, index swaps, or credit default swaps) related to a security, index, reference rate, or other asset or market factor (collectively, a “reference instrument”) and that reference instrument moves in an unanticipated direction. If a market or markets, or prices of particular classes of investments, move in an unexpected manner, the Fund may not achieve the anticipated benefits of the transaction and it may realize losses. Derivatives also involve additional expenses, which could reduce any benefit or increase any loss to the Fund from using the strategy. In addition, changes in government regulation of derivatives could affect the character, timing, and amount of the Fund’s taxable income or gains. The Fund’s transactions in derivatives may be subject to one or more special tax rules. These rules may: (i) affect whether gains and losses recognized by the Fund are treated as ordinary or capital or as short-term or long-term, (ii) accelerate the recognition of income or gains to the Fund, (iii) defer losses to the  Fund, and (iv) cause adjustments in the holding periods of the Fund’s securities. The Fund’s use of derivatives may be limited by the requirements for taxation of the Fund  as a regulated investment company.
Investing in derivatives may subject the Fund to  counterparty risk. Please refer to “Counterparty risk” for more information. Other risks include illiquidity, mispricing or improper valuation of the derivatives contract, and imperfect correlation between the value of the derivatives instrument and the underlying reference instrument so that the Fund may not realize the intended benefits. In addition, since there can be no assurance that a liquid secondary market will exist for any derivatives instrument purchased or sold, the Fund may be required to hold a derivatives instrument to maturity and take or make delivery of an underlying reference instrument that the Manager would have otherwise attempted to avoid, which could result in losses. When used for hedging, the change in value of the derivatives instrument may also not correlate specifically with the currency, rate, or other risk being hedged, in which case the Fund may not realize the intended benefits.

Counterparty risk
Counterparty risk is the risk that if the Fund enters into a derivatives contract (such as a futures, options, or swap contract) or a repurchase agreement, the counterparty to such a contract or agreement may fail to perform its obligations under the contract or agreement due to, among other reasons, financial difficulties (such as a bankruptcy or reorganization). As a result, the Fund may experience significant delays in obtaining any recovery, may obtain only a limited recovery, or may obtain no recovery at all.

Leveraging risk
Leveraging risk is the risk that certain Fund transactions, such as reverse repurchase agreements, short sales, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivatives instruments, may give rise to leverage, causing the Fund to be more volatile than if it had not been leveraged. While it is anticipated that leverage may increase profitability, it may also accentuate the consequences of adverse price movements, resulting in increased losses.

Government and regulatory risk
Governments or regulatory authorities may take actions that could adversely affect various sectors of the securities markets and affect Fund performance. Government involvement in the private sector may, in some cases, include government investment in, or ownership of, companies in certain commercial business sectors; wage and price controls; or imposition of trade barriers and other protectionist measures. For example, an economic or political crisis may lead to price controls, forced mergers of companies, expropriation, the creation of government monopolies, foreign exchange controls, the introduction of new currencies (and the redenomination of financial obligations into those currencies), or other measures that could be detrimental to the investments of the Fund.
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Liquidity risk
Liquidity risk is the possibility that investments cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. Illiquid investments may trade at a discount from comparable, more liquid investments, and may be subject to wide fluctuations in market value. The Fund  also may not be able to dispose of illiquid investments at a favorable time or price during periods of infrequent trading of an illiquid investment.

Industry and sector risks
At times, the Fund may have a significant portion of its assets invested in securities of companies conducting business in a broadly related group of industries within an economic sector. Individual sectors may be more volatile, and may perform differently, than the broader market. Companies in the same economic sector may be similarly affected by economic or market events, making the Fund more vulnerable to unfavorable developments in that economic sector than funds that invest more broadly.

Currency risk
Foreign securities may be denominated in foreign currencies. The value of the Fund’s  investments, as measured in US dollars, may be unfavorably affected by changes in foreign currency exchange rates and exchange control regulations. Domestic issuers that hold substantial foreign assets may be similarly affected. The value of an investment denominated in a foreign currency could change significantly as foreign currencies strengthen or weaken relative to the US dollar. Currency exchange rates can be affected unpredictably by intervention, or failure to intervene, by US or foreign governments or central banks or by currency controls or political developments in the US or abroad. Devaluations of a currency by a government or banking authority also may have significant impact on the value of any investments denominated in that currency. Risks related to foreign currencies also include those related to economic or political developments, market inefficiencies or a higher risk that essential investment information may be incomplete, unavailable or inaccurate. A US dollar investment in an investment denominated in a foreign currency is subject to currency risk. Foreign currency losses could offset or exceed any potential gains, or add to losses, in the related investments. Currency markets also are generally not as regulated as securities markets. In addition, in order to transact in foreign investments, the Fund may exchange and hold foreign currencies. Regulatory fees or higher custody fees may be imposed on foreign currency holdings. The Fund may use derivatives to manage its foreign currency risk. Derivatives on non-US currencies involve a risk of loss if currency exchange rates move against the Fund, unless the derivative is a currency forward to hedge against the non-US currency movement.

Foreign government securities risk
Investing in foreign government obligations creates exposure to the direct or indirect consequences of political, social or economic changes in the countries that issue the securities or in which the issuers are located. Such investments are subject to the risk that a government entity may delay payment, restructure its debt, or refuse to pay interest or repay principal. Factors which may influence the ability or willingness of a foreign government or country to service debt include a country’s cash flow situation, the availability of sufficient foreign exchange on the date a payment is due, the relative size of its debt service burden to the economy as a whole and its government’s policy towards the International Monetary Fund, the International Bank for Reconstruction and Development and other international agencies, the obligor’s balance of payments, including export performance, its access to international credits and investments, fluctuations in interest rates and the extent of its foreign reserves. There may be no legal or bankruptcy process for collecting sovereign debt.

IBOR risk
The risk that changes related to the use of the London Interbank Offered Rate (LIBOR) or similar interbank offered rates (IBORs, such as the Euro Overnight Index Average (EONIA)) could have adverse impacts on financial instruments that reference such rates. While some instruments may contemplate a scenario where LIBOR or a similar rate is no longer available by providing for an alternative rate setting methodology, not all instruments have such fallback provisions and the effectiveness of replacement rates is uncertain. The abandonment of LIBOR and similar rates could affect the value and liquidity of instruments that reference such rates, especially those that do not have fallback provisions. The use of alternative reference rate products may impact investment strategy performance.

Natural disaster and epidemic risk
Natural disaster and epidemic risk is the risk that the value of the Fund’s investments may be negatively affected by natural disasters, epidemics, or similar events. Natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis, and other severe weather-related phenomena generally, and widespread disease, including pandemics and epidemics, have been and can be highly disruptive to economies and markets, adversely impacting individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of the Fund’s investments. Given the increasing interdependence among global economies and
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How we manage the Fund
markets, conditions in one country, market, or region are increasingly likely to adversely affect markets, issuers, and/or foreign exchange rates in other countries. These disruptions could prevent the Fund from executing advantageous investment decisions in a timely manner and could negatively impact  the Fund’s ability to achieve its investment objective.

Active management and selection risk
The Manager applies the Fund’s investment strategies and selects securities for the Fund in seeking to achieve the Fund’s investment objective(s). There can be no guarantee that its decisions will produce the desired results, and securities selected by the Fund  may not perform as well as the securities held by other mutual funds with investment objectives that are similar to the investment objective(s) of the Fund. In general, investment decisions made by the Manager may not produce the anticipated returns, may cause the Fund’s shares to lose value or may cause the Fund to perform less favorably than other mutual funds with similar investment objectives.
Disclosure of portfolio holdings information
A description of the Fund’s policies and procedures with respect to the disclosure of its portfolio securities is available in the SAI.
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Who manages the Fund

Investment manager
The Manager, located at 100 Independence, 610 Market Street, Philadelphia, PA 19106-2354, is the Fund’s investment manager. The Manager is a series of  Nomura Investment Management Business Trust (NIMBT), which is a Delaware statutory trust and Securities and Exchange Commission (SEC) registered investment adviser. Nomura Asset Management is part of the Investment Management Division of the Nomura Group, providing integrated public and private market asset management services across equities, fixed income, private credit and multi-asset solutions to intermediary and institutional clients. Nomura Asset Management primarily operates through several distinct investment managers, which includes NIMBT and its Delaware Management Company series. The Manager makes investment decisions for the Fund, manages the Fund’s business affairs, and provides daily administrative services. For its services to the Fund, the Manager was paid an aggregate fee, net of fee waivers (if applicable), of  0.14%  of average daily net assets during the last fiscal year.
A discussion of the basis for the Board’s approval of the Fund’s  investment advisory agreement is available on the Fund’s website and is filed with the SEC on the Fund’s  Form N-CSR for the fiscal year ended March 31, 2026.
Employees of the Manager’s  affiliates outside the US participate in the management of certain funds as “associated persons” of the Manager  under the Manager’s oversight, in accordance with SEC guidance as to “participating affiliate” arrangements. These associated persons may, on behalf of the Manager, provide discretionary investment management services, trading, research and related services directly or indirectly to the Fund.
Portfolio managers
Stephen Juszczyszyn and Kathleen Burst  are the lead portfolio managers primarily responsible for the overall day-to-day management of the Fund. When making decisions for the Fund, Mr. Juszczyszyn and Ms. Burst regularly consult with other investment professionals.
Stephen Juszczyszyn
Managing Director, Senior Portfolio Manager
Stephen is a Senior Portfolio Manager for Fixed Income at  Nomura Asset Management International, a role he assumed in July 2020 at Macquarie Asset Management. He joined Nomura Asset Management as part of Nomura’s acquisition of Macquarie Asset Management’s US and European public investments business in 2025. He is primarily responsible for portfolio construction and asset allocation of structured products. He is also responsible for research analysis, trading, and portfolio management for structured products including mortgage-backed securities (MBS), commercial mortgage-backed securities (CMBS), and asset-backed securities (ABS) across all core, core plus, multisector, limited-term, and insurance strategies. He has more than 25 years of experience as a fixed income Portfolio Manager, Trader, and Analyst specializing in structured products. From 2007 to 2020, he was a Senior Structured Products Analyst and Trader at Delaware Investments (which was acquired by Macquarie in 2010) and then at Macquarie Asset Management. Before that, Stephen worked at Sovereign Bank Capital Markets as Director of Fixed Income Trading and earlier he was a Senior Fixed Income Trader and Assistant Portfolio Manager at Delaware Investments. He earned a Bachelor of Finance from La Salle University and a Master of Business Administration with a concentration in finance from Saint Joseph’s University.
Kathleen Burst
Vice President, Portfolio Manager
Kathleen is a Portfolio Manager for Fixed Income at  Nomura Asset Management International, a role she assumed in June 2019 at Macquarie Asset Management. She joined Nomura Asset Management as part of Nomura’s acquisition of Macquarie Asset Management’s US and European public investments business in 2025. Kathleen is primarily responsible for short-term investments. Additionally, her responsibilities include executing trade strategies for the firm’s short-term trading desk, a role she assumed with Delaware Investments (which was acquired by Macquarie in 2010) in June 1994. She earned a Bachelor of Science in accounting and management from La Salle University.
The  SAI provides additional information about each  portfolio manager’s compensation, other accounts managed by each portfolio manager, and   each  portfolio manager’s ownership of Fund shares.
Manager of managers structure
The Fund and the Manager have received an exemptive order from the SEC to operate under a manager of managers structure that permits the Manager, with the approval of the Fund’s Board, to appoint and replace both affiliated and unaffiliated sub-advisors, and to enter into and make material amendments to the related sub-advisory contracts on behalf of the Fund without shareholder approval (Manager of Managers Structure). Under the Manager of Managers Structure, the Manager has ultimate responsibility, subject to oversight by the Board, for overseeing the Fund’s sub-advisors and recommending to the Board their hiring, termination, or replacement.
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Who manages the Fund
The Manager of Managers Structure enables the Fund to operate with greater efficiency and without incurring the expense and delays associated with obtaining shareholder approvals for matters relating to sub-advisors or sub-advisory agreements. The Manager of Managers Structure does not permit an increase in the overall management and advisory fees payable by the Fund without shareholder approval. Shareholders will be notified of the hiring of any new sub-advisor within 90 days of the hiring.
The Fund and the Manager also have an exemptive order from the SEC that allows the approval of a new sub-advisor to be taken at a Board of Trustees meeting held via any means of communication that allows the Trustees to hear each other simultaneously during the meeting.
Who’s who
Board of trustees: A mutual fund is governed by a board of trustees, which has oversight responsibility for the management of the fund’s business affairs. Trustees establish procedures and oversee and review the performance of the fund’s service providers.
Investment manager: An investment manager is a company with overall responsibility for the management of a fund’s assets. The investment manager is responsible for selecting portfolio investments consistent with the objective and policies stated in the mutual fund’s prospectus. A written contract between a mutual fund and its investment manager specifies the services the investment manager performs and the fee the manager is entitled to receive.
Portfolio managers: Portfolio managers make investment decisions for a fund.
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Distributor: Most mutual funds continuously offer new shares to the public through distributors that are regulated as broker/dealers and are subject to the Financial Industry Regulatory Authority (FINRA) rules governing mutual fund sales practices.
Service agent: Mutual fund companies employ service agents (sometimes called transfer agents) to maintain records of shareholder accounts, calculate and disburse dividends and capital gains, and prepare and mail shareholder statements and tax information, among other functions. Many service agents also provide administrative services to a fund and oversight of other fund service providers.
Custodian/Fund accountant: Mutual funds are legally required to protect their portfolio securities, and most funds place them with a qualified bank custodian that segregates fund securities from other bank assets. The fund accountant provides services such as calculating a fund’s net asset value (NAV) and providing financial reporting information for the fund.
Financial intermediary: Financial professionals provide advice to their clients. They are associated with securities broker/dealers who have entered into selling and/or service arrangements with the distributor. Selling broker/dealers and financial professionals are compensated for their services generally through sales commissions, and through 12b-1 fees and/or service fees deducted from a fund’s assets.
Shareholders: Mutual fund shareholders have specific voting rights on matters such as material changes in the terms of a fund’s management contract and changes to fundamental investment policies.
17

About your account

Investing in the Fund
The Fund offers only Institutional Class shares.

Institutional Class

●	Institutional Class shares have no upfront sales charge, so the full amount of your purchase is invested in the Fund.

●	Institutional Class shares do not have any minimum initial purchase or eligibility requirements.

●	Institutional Class shares are not subject to a contingent deferred sales charge (CDSC).

●	Institutional Class shares do not assess a 12b-1 fee.

A shareholder transacting in Institutional Class shares through a broker or other financial intermediary may be required to pay a commission and/or other forms of compensation to the financial intermediary.
The Fund reserves the right to modify or waive the above policies at any time without prior notice to shareholders.
Payments to intermediaries
The Distributor and its affiliates may pay additional compensation at their own expense and not as an expense of the Fund to certain affiliated or unaffiliated brokers, dealers, or other financial intermediaries (Financial Intermediaries) in connection with the sale or retention of Fund shares and/or shareholder servicing, including providing the Fund with “shelf space” or a higher profile with the Financial Intermediaries’ consultants, salespersons, and customers (distribution assistance). For example, the Distributor or its affiliates may pay additional compensation to Financial Intermediaries for various purposes, including, but not limited to, promoting the sale of Fund shares, maintaining share balances and/or for subaccounting, administrative, or shareholder processing services, marketing, educational support, data, and ticket charges. Such payments are in addition to any distribution fees, service fees, subaccounting fees, and/or transfer agency fees that may be payable by the Fund. The additional payments may be based on factors, including level of sales (based on gross or net sales or some specified minimum sales or some other similar criteria related to sales of the Fund and/or some or all other Nomura Funds), amount of assets invested by the Financial Intermediary’s customers (which could include current or aged assets of the Fund and/or some or all other Nomura  Funds),  the Fund’s advisory fees, some other agreed-upon amount, or other measures as determined from time to time by the Distributor. The level of payments made to a qualifying Financial Intermediary in any given year may vary. To the extent permitted by SEC and FINRA rules and other applicable laws and regulations, the Distributor may pay, or allow its affiliates to pay, other promotional incentives or payments to Financial Intermediaries.
Sub-transfer agent/recordkeeping payments may be made to third parties (including affiliates of the Manager) that provide sub-transfer agent, recordkeeping,  and/or shareholder services with respect to certain shareholder accounts (including omnibus accounts), or to the shareholder account directly to offset the costs of these services, in lieu of the transfer agent providing such services.
If a mutual fund sponsor or distributor makes greater payments for distribution assistance to your Financial Intermediary with respect to distribution of shares of that particular mutual fund than sponsors or distributors of other mutual funds make to your Financial Intermediary with respect to the distribution of the shares of their mutual funds, your Financial Intermediary and its salespersons may have a financial incentive to favor sales of shares of the mutual fund making the higher payments over shares of other mutual funds or over other investment options. In addition, depending on the arrangements in place at any particular time, a Financial Intermediary may also have a financial incentive for recommending a particular share class over other share classes. You should consult with your Financial Intermediary and review carefully any disclosure provided by such Financial Intermediary as to compensation it receives in connection with investment products it recommends or sells to you. A significant purpose of these payments is to increase sales of the Fund’s shares. The Manager or its affiliates may benefit from the Distributor’s or its affiliates’ payment of compensation to Financial Intermediaries through increased fees resulting from additional assets acquired through the sale of Fund shares through Financial Intermediaries. In certain instances, the payments could be significant and may cause a conflict of interest for your Financial Intermediary. Any such payments will not change the NAV or the price of the Fund’s shares.
How to buy shares

Through your financial intermediary
Your financial intermediary (if applicable) can handle all the details of purchasing shares, including opening an account. Your financial intermediary may charge you a separate fee for this service.
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Directly with the Nomura Funds
By mail
Complete an investment slip and mail it with your check, made payable to the fund and class of shares you wish to purchase, to Nomura  Funds at P.O. Box 534437, Pittsburgh, PA 15253-4437 for investments by regular mail or Nomura  Funds, Attention: 534437, 1350 Penn Avenue Suite 102, Pittsburgh, PA 15222 for investments by overnight courier service. If you are making an initial purchase by mail, you must include a completed investment application (or an appropriate retirement plan application if you are opening a retirement account) with your check. Purchase orders will not be accepted at any other address.
Please note that purchase orders submitted by mail will not be considered received until such purchase orders are sent to the appropriate address specified herein, are received by the  Nomura Funds,  and are determined to be in good order. For a purchase request to be in “good order,” you must provide the name of the Nomura  Fund in which you are investing, your account registration/number (if you are an existing shareholder), and the total number of shares or dollar amount of the shares to be purchased, along with meeting any requirements set forth in applicable forms, this Prospectus, or the SAI. The Fund does not consider the US Postal Service or other independent delivery services to be its agent. Therefore, deposits in the mail or with such services or receipt at the Fund’s post office box, of purchase orders, do not constitute receipt by the Fund or its agent. Please note that the Fund reserves the right to reject any purchase.
By wire
Ask your bank to wire the amount you want to invest to The Bank of New York Mellon, ABA #011001234, bank account #000073-6910. Include your account number, the name of the fund, registered account name, and class of shares in which you want to invest. If you are making an initial purchase by wire, you must first call the Nomura  Funds at 800 523-1918 so we can assign you an account number.
By exchange
You may exchange all or part of your investment in one or more Nomura Funds for shares of other Nomura Funds. Please keep in mind, however, that under most circumstances you may exchange between like classes of shares only. To open an account by exchange, call the Nomura Funds at 800 523-1918.

Through automated shareholder services
Eligible accounts may purchase or exchange shares through our automated telephone service or through our website, nomuraassetmanagement.com/USfunds. For more information about your eligibility and how to sign up for these services, call the Nomura  Funds at 800 523-1918.
Calculating share price
The price you pay for shares will depend on when we receive your purchase order. If your order is received by an authorized agent or us before the close of regular trading on the NYSE (normally 4:00pm ET), you will pay that day’s closing Fund share price, which is based on the Fund’s NAV. If the NYSE has an unscheduled early close, we will continue to accept your order until that day’s scheduled close of the NYSE and you will pay that day’s closing Fund share price. If your order is received after the scheduled close of regular trading on the NYSE, you will pay the next Business Day’s closing Fund share price. We reserve the right to reject any purchase order.
We determine the  NAV per share for each class of a Nomura Fund at the close of regular trading on the NYSE on each Business Day (normally 4:00pm ET). The Fund does not calculate its NAV on days the NYSE is closed for trading. If the NYSE has an unscheduled early close, the Fund’s closing share price would still be determined as of that day’s regularly scheduled close of the NYSE. The NAV per share for each class of a fund is calculated by subtracting the liabilities of each class from its total assets and dividing the resulting number by the number of shares outstanding for that class. We generally price securities and other assets for which market quotations are readily available at their market value. The value of foreign securities may change on days when a shareholder will not be able to purchase or redeem fund shares because foreign markets are open at times and on days when US markets are not. We price fixed income securities on the basis of valuations provided to us by an independent pricing service that uses methods approved by the Board. Pricing services generally price fixed income securities assuming orderly transactions of an institutional “round lot” size. While  the Fund does not seek to purchase odd lots as a general rule, the Fund may from time to time trade in smaller “odd lot” sizes. Odd lots typically trade at lower prices than institutional round lot trades. Over certain time periods, such differences could materially impact the performance of a fund that holds odd lots. For all other securities, we use methods approved by the Board that are designed to price securities at their fair market values.
19

About your account
Fair valuation
For purposes of calculating NAV, portfolio securities and other assets for which market quotations are readily available are valued at market value. A market quotation is readily available when that quotation is a quoted price (unadjusted) in active markets for identical investments that the Fund can access at the measurement date, provided that a quotation will not be considered readily available if it is not reliable.
Investments for which market quotations are not readily available are valued at fair value as determined in good faith pursuant to Rule 2a-5 under the Investment Company Act of 1940 (Rule 2a-5). As a general principle, the fair value of a security or other asset is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. Pursuant to Rule 2a-5, the Board of Trustees has designated the Manager as the valuation designee (Valuation Designee) for  the Fund to perform the fair value determination relating to all applicable Fund investments. The Manager has established a Pricing Committee to assist with its designated responsibilities as Valuation Designee, and the Manager may carry out its designated responsibilities as Valuation Designee through the Pricing Committee and other teams and committees, which operate under policies and procedures approved by the Board and subject to the Board’s oversight. Subject to its oversight, the Valuation Designee may value Fund securities for which market quotations are not readily available and other Fund assets utilizing inputs from pricing services, quotation reporting systems, valuation agents and other third-party sources (together, Pricing Sources).
When the Valuation Designee uses fair value pricing, the Valuation Designee may take into account any factors it deems appropriate. For example, the Valuation Designee may determine fair value based upon developments related to a specific security, current valuations of foreign stock indices (as reflected in US futures markets), and/or US sector or broad stock market indices. In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures or suspension of trading in a security.
The Fund may use fair value pricing relatively frequently for securities traded primarily in non-US markets. If a foreign (non-U.S.) equity security’s value has materially changed after the close of the security’s primary exchange or principal market but before the close of the NYSE, the security may be valued at fair value. With respect to foreign (non-U.S.) equity securities, the Fund may determine the fair value of investments based on information provided by Pricing Sources and other third-party vendors, which may recommend fair value or adjustments with reference to other securities, indexes or assets. In considering whether fair valuation is required and in determining fair values, the Valuation Designee may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indexes) that occur after the close of the relevant market and before the close of the NYSE. The Valuation Designee may utilize modeling tools provided by third-party vendors to determine fair values of non-U.S. securities.
Fair value prices of securities used by the Fund to calculate its  NAV may differ from quoted or published prices for the same securities. Fair value pricing may involve subjective judgments and it is possible that the fair value determined for a security could be materially different than the value that could be realized upon the sale of that security.
Retirement plans
In addition to being an appropriate investment for your IRA, Roth IRA, and Coverdell Education Savings Account, the Fund may be suitable for group retirement plans. You may establish your IRA account even if you are already a participant in an employer-sponsored retirement plan. For more information on how the Fund can play an important role in your retirement planning or for details about group plans, please consult your financial intermediary, or call the Nomura  Funds at 800 523-1918.
Document delivery
To reduce fund expenses, we try to identify related shareholders in a household and send only one copy of a fund’s financial reports and prospectus. This process, called “householding,” will continue indefinitely unless you instruct us otherwise. If you prefer not to have these documents householded, please call the Nomura  Funds at 800 523-1918. At any time you may view current prospectuses and financial reports on our website.
Inactive accounts
Please note that if your account is deemed to be unclaimed or abandoned under applicable state law, the Fund may be required to transfer (or “escheat”) the assets in that account to the appropriate state. Some states may sell escheated shares, in which case a shareholder may only be able to recover the amount received when the shares were sold. For shareholders that invest through retirement accounts, the escheatment will be treated as a taxable distribution and federal and any applicable state income tax may be withheld. The Fund, its Board, and the Fund’s transfer agent will not be liable to shareholders for good faith compliance with state unclaimed or abandoned property laws. To avoid these outcomes and protect their property, shareholders that invest in the Fund through an account held directly with the Fund’s transfer agent are encouraged to routinely confirm that the mailing address on their account is current and valid and contact the transfer agent at least once a year by mail, by phone at 800 523-1918, or by logging into their account.
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How to redeem shares
Under normal circumstances, the Fund typically meets redemption requests through its holdings of cash or cash equivalents, the sale of portfolio assets, and/or its ability to redeem in kind (when applicable). During stressed market conditions, the Fund  may use lines of credit to meet redemption requests.
Availability of these services may be limited by your financial intermediary and by the way your account is registered with Nomura  Funds.
When you send us a completed request in good order to redeem or exchange shares and the request is received by an authorized agent or us before the close of regular trading on the NYSE (normally 4:00pm ET), you will receive the NAV next determined after we receive your request. If we receive your request after the close of regular trading on the NYSE, you will receive the NAV next determined on the next Business Day. If the NYSE has an unscheduled early close, we will continue to accept your order until that day’s scheduled close of the NYSE and you will receive that day’s closing Fund share price.  You may also have to pay taxes on the proceeds from your sale of shares. If you purchased your shares by check, those shares are subject to a 15-day hold to ensure your check has cleared. Redemption requests for shares still subject to the hold may be rejected with instructions to resubmit at the conclusion of the holding period.
If you hold your shares in certificates, you must submit the certificates with your request to sell the shares. We recommend that you send your certificates by certified mail.
Redemption proceeds will be distributed promptly, but not later than seven days after receipt of a redemption request (except as noted above). For direct transactions, redemption proceeds are typically paid the next Business Day after receipt of the redemption request. Redemptions submitted by financial intermediaries typically settle between one and three Business Days after receipt, depending on the settlement cycle requested by the financial intermediary. Settlement could be extended as a result of various factors, including but not limited to redemption amount or other market conditions. Please see the SAI for additional information.

Through your financial intermediary
Your financial intermediary (if applicable) can handle all the details of redeeming your shares (selling them back to the Fund). Your financial intermediary may charge you a separate fee for this service.

Directly with the Nomura Funds
By mail
You may redeem your shares by mail by writing to: Nomura  Funds at P.O. Box 534437, Pittsburgh, PA 15253-4437 for redemption requests by regular mail or Nomura Funds, Attention: 534437, 1350 Penn Avenue Suite 102, Pittsburgh, PA 15222 for redemption requests by overnight courier service. Redemption requests will not be accepted at any other address. All owners of the account must sign the request. For redemptions of more than $100,000, you must include a medallion signature guarantee for each owner. Medallion signature guarantees are also required when redemption proceeds are going to an address other than the address of record on the account. Please contact the Nomura  Funds at 800 523-1918 for more information about the medallion signature guarantee requirements.
Please note that redemption orders submitted by mail will not be considered received until such redemption orders are sent to the appropriate address specified herein, are received by the Nomura  Funds, and are determined to be in good order. For a redemption request to be in “good order,” you must provide the name of the  Nomura Fund whose shares you are redeeming, your account number, account registration, and the total number of shares or dollar amount of the transaction. Redemption requests must be signed by the record owner(s) exactly as the shares are registered, along with meeting any requirements set forth in applicable forms, this Prospectus, or the SAI. The  Fund does not consider the US Postal Service or other independent delivery services to be its agent. Therefore, redemption requests placed in the mail or with such services or receipt at the Fund’s post office box, of redemption requests, do not constitute receipt by the Fund or the transfer agent.
By telephone
You may redeem up to $100,000 of your shares by telephone. You may have the proceeds sent to you in the following ways:

●	By check — Sent to your address of record, provided there has not been an address change in the last 30 days.

●	By wire — Sent directly to your bank by wire, if you redeem at least $1,000 of shares. If you request a wire transfer, a bank wire fee may be deducted from your proceeds.

●	By ACH — Sent via Automated Clearing House (ACH), subject to a $25 minimum.

Bank information must be on file before you request a wire or  ACH redemption. Your bank may charge a fee for these services.
21

About your account

Through automated shareholder services
Eligible accounts may redeem shares through our automated telephone service or through our website, nomuraassetmanagement.com/USfunds. For more information about your eligibility and how to sign up for these services, call the Nomura  Funds at 800 523-1918.

Redemptions-in-kind
The Fund has reserved the right to pay for redemptions with portfolio securities under certain conditions. Subsequent sale by an investor receiving a distribution in kind could result in the payment of brokerage commissions and taxable gains (if such investment was held in a taxable account). Investors bear market risks until securities are sold for cash. See the SAI for more information on redemptions-in-kind.
Low balance accounts
If you redeem shares and your account balance falls below $500, your shares may be redeemed after 60 days’ written notice to you.
If your account is not at the minimum for low balance purposes by the required time, you may be charged a $9 fee for that quarter and each quarter after that until your account reaches the minimum balance, or it may be redeemed after 60 days’ written notice to you.
Certain accounts held in omnibus, advisory, or asset-allocation programs or programs offered by certain intermediaries may be opened below the minimum stated account balance and may maintain balances that are below the minimum stated account balance without incurring a service fee or being subject to involuntary redemption.
If the applicable account falls below the minimum due to market fluctuation, the Fund still reserves the right to liquidate the account.
Investor services
To help make investing with us as easy as possible, and to help you build your investments, we offer the investor services described below. Information about the investor services we offer is available free of charge on the Nomura  Funds website at nomuraassetmanagement.com/USfunds, including hyperlinks to relevant information in fund offering documents. Availability of these services may be limited by the way your account is registered with Nomura  Funds.

Online account access
Online account access is a password-protected area of the Nomura Funds website that gives you access to your account information and allows you to perform transactions in a secure Internet environment.

Electronic delivery
With Nomura Funds eDelivery, you can receive your fund documents electronically instead of via US mail. When you sign up for eDelivery, you can access your account statements, shareholder reports, and other fund materials online, in a secure Internet environment at any time.

Automatic investment plan
The automatic investment plan allows you to make regular monthly or quarterly investments directly from your bank account.

Direct deposit
With direct deposit, you can make additional investments through payroll deductions, recurring government or private payments such as Social Security, or direct transfers from your bank account.

Systematic exchange option
With the systematic exchange option, you can arrange automatic monthly exchanges between your shares in one or more Nomura  Funds. These exchanges are subject to the same rules as regular exchanges (see below) and require a minimum monthly exchange of $100 per fund.

Dividend reinvestment plan
Through the dividend reinvestment plan, you can have your distributions reinvested in your account or the same share class in another Nomura Fund. The shares that you purchase through the dividend reinvestment plan are not subject to a front-end sales charge or to a CDSC. Under most circumstances, you may reinvest dividends only into like classes of shares.
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Exchange of shares
You may generally exchange all or part of your shares for shares of the same class of another Nomura Fund without paying a front-end sales charge or a  CDSC at the time of the exchange. However, if you exchange shares from a fund that does not have a sales charge, you will pay any applicable sales charge on your new shares. You do not pay sales charges on shares that you acquired through the reinvestment of dividends. You may have to pay taxes on your exchange. When you exchange shares, you are purchasing shares in another fund, so you should be sure to get a copy of the fund’s prospectus and read it carefully before buying shares through an exchange. We may refuse the purchase side of any exchange request if, in the Manager’s judgment, a fund would be unable to invest effectively in accordance with its investment objective and policies or would otherwise potentially be adversely affected. Please note that depending on the financial intermediary holding your account, this policy may be unavailable or differ from those described in this Prospectus.

On demand service
The on demand service allows you or your financial advisor to transfer money between your Fund account and your predesignated bank account by telephone request. There is a minimum transfer of $25 and a maximum transfer of $100,000. We do  not charge a fee for this service; however, your bank may assess one.

Direct deposit service
Through the direct deposit service, you can have $25 or more in dividends and distributions deposited directly into your bank account. We do not charge a fee for this service; however, your bank may assess one. This service is not available for retirement plans.

Systematic withdrawal plan
You can arrange a regular monthly or quarterly payment from your account made to you or someone you designate. If the value of your account is $5,000 or more, you can make withdrawals of at least $25 monthly, or $75 quarterly. You may also have your withdrawals deposited directly to your bank account through the direct deposit service.

Right to discontinue offering shares and/or to merge or liquidate a share class
To the extent authorized by law, the Fund reserves the right to discontinue offering shares at any time and/or to merge or liquidate a share class, such as in response to shareholder redemptions of substantially or all shares in a class.
Frequent trading of Fund shares (market timing and disruptive trading)
The Fund discourages purchases by market timers and purchase orders (including the purchase side of exchange orders) by shareholders identified as market timers may be rejected. The Board has adopted policies and procedures designed to detect, deter, and prevent trading activity detrimental to the Fund and its shareholders, such as market timing and disruptive trading. The Fund will consider anyone who follows a pattern of market timing in any Nomura Fund or any fund within Optimum Fund Trust to be a market timer and may consider anyone who has followed a similar pattern of market timing at an unaffiliated fund family to be a market timer.
Market timing of a fund occurs when investors make consecutive, rapid, short-term “round trips” — that is, purchases into a fund followed quickly by redemptions out of that fund. A short-term round trip is considered any redemption of fund shares within 20 Business Days of a purchase of that fund’s shares. If you make a second such short-term round trip in a fund within 90 rolling calendar days of a previous short-term round trip in that fund, you may be considered a market timer. In determining whether market timing has occurred, the Fund considers short-term round trips to include rapid purchases and sales of Fund shares through the exchange privilege. The Fund reserves the right to consider other trading patterns to be market timing.
Your ability to use the Fund’s exchange privilege may be limited if you are identified as a market timer. If you are identified as a market timer, the Fund will execute the redemption side of your exchange order but may refuse the purchase side of your exchange order. The Fund reserves the right to restrict or reject, without prior notice, any purchase order or exchange order for any reason, including any purchase order or exchange order accepted by any shareholder’s financial intermediary or in any omnibus-type account. Transactions placed in violation of the Fund’s market timing policy are not necessarily deemed accepted by the Fund and may be rejected by the Fund on the next Business Day following receipt by the Fund.
Redemptions will continue to be permitted in accordance with the Fund’s then-current prospectus. A redemption of shares under these circumstances could be costly to a shareholder if, for example, the shares have declined in value, the shareholder recently paid a front-end sales charge, the shares are subject to a CDSC, or the sale results in adverse tax consequences. To avoid this risk, a shareholder should carefully monitor the purchases, sales, and exchanges of Fund shares and avoid frequent trading in Fund shares.
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About your account
The Fund reserves the right to modify this policy at any time without notice, including modifications to the Fund’s monitoring procedures and the procedures to close accounts to new purchases. Although the implementation of this policy involves certain judgments that are inherently subjective and may be selectively applied, the Fund seeks to make judgments and applications that are consistent with the interests of the Fund’s shareholders. While the Fund will take actions designed to detect and prevent market timing, there can be no assurance that such trading activity will be completely eliminated. Moreover, the Fund’s market timing policy does not require the Fund to take action in response to frequent trading activity. If the Fund elects not to take any action in response to frequent trading, such frequent trading activity could continue.
Risks of market timing
By realizing profits through short-term trading, shareholders who engage in rapid purchases and sales or exchanges of the Fund’s shares dilute the value of shares held by long-term shareholders. Volatility resulting from excessive purchases and sales or exchanges of Fund shares, especially involving large dollar amounts, may disrupt efficient portfolio management. In particular, the Fund may have difficulty implementing its long-term investment strategies if it is forced to maintain a higher level of its assets in cash to accommodate significant short-term trading activity. Excessive purchases and sales or exchanges of the Fund’s shares may also force the Fund to sell portfolio securities at inopportune times to raise cash to accommodate short-term trading activity. This could adversely affect the Fund’s performance, if, for example, the Fund incurs increased brokerage costs and realization of taxable capital gains without attaining any investment advantage.
Any fund may be subject to disruptive trading activity. However, a fund that invests significantly in foreign securities may be particularly susceptible to short-term trading strategies. This is because foreign securities are typically traded on markets that close well before the time a fund calculates its NAV (normally 4:00pm ET or the close of the NYSE). Developments that occur between the closing of the foreign market and a fund’s NAV calculation may affect the value of these foreign securities. The time-zone differences among international stock markets can allow a shareholder engaging in a short-term trading strategy to exploit differences in fund share prices that are based on closing prices of foreign securities established some time before a fund calculates its own share price.
Any fund that invests in securities that are thinly traded, traded infrequently, or relatively illiquid has the risk that the securities prices used to calculate the fund’s NAV may not accurately reflect current market values. A shareholder may seek to engage in short-term trading to take advantage of these pricing differences. Funds that may be adversely affected by such arbitrage include, in particular, funds that significantly invest in small-cap securities, technology, and other specific industry sector securities, and in certain fixed income securities, such as high yield bonds, asset-backed securities, or municipal bonds.
Transaction monitoring procedures
The Fund, through its transfer agent, maintains surveillance procedures designed to detect excessive or short-term trading in Fund shares. This monitoring process involves several factors, which include scrutinizing transactions in Fund  shares for violations of the Fund’s market timing policy or other patterns of short-term or excessive trading. For purposes of these transaction monitoring procedures, the Fund may consider trading activity by multiple accounts under common ownership, control, or influence to be trading by a single entity. Trading activity identified by these factors, or as a result of any other available information, will be evaluated to determine whether such activity might constitute market timing. These procedures may be modified from time to time to help improve the detection of excessive or short-term trading or to address other concerns. Such changes may be necessary or appropriate, for example, to deal with issues specific to certain retirement plans; plan exchange limits; US Department of Labor regulations; certain automated or pre-established exchange, asset-allocation, or dollar-cost-averaging programs; or omnibus account arrangements.
Omnibus account arrangements are common forms of holding shares of the Fund, particularly among certain broker/dealers and other financial intermediaries, including sponsors of retirement plans and variable insurance products. The Fund will attempt to have financial intermediaries apply the Fund’s monitoring procedures to these omnibus accounts and to the individual participants in such accounts. However, the Fund’s ability to detect frequent trading activities by investors that hold shares through financial intermediaries may be limited by the ability and/or willingness of such intermediaries to monitor for these activities. To the extent that a financial intermediary is not able or willing to monitor or enforce the Fund’s frequent trading policy with respect to an omnibus account, the Fund’s transfer agent may work with certain intermediaries (such as investment dealers holding shareholder accounts in street name, retirement plan recordkeepers, insurance company separate accounts, and bank trust companies) to apply their own procedures, provided that the Fund’s transfer agent believes the intermediary’s procedures are reasonably designed to enforce the Fund’s frequent trading policies. You should refer to disclosures provided by the intermediaries with which you have an account to determine the specific trading restrictions that apply to you. If the Fund’s transfer agent identifies any activity that may constitute frequent trading, it reserves the right to contact the intermediary and request that the intermediary either provide information regarding an account owner’s transactions or restrict the account owner’s trading. There is no assurance that the information received by the Fund from a financial intermediary will be sufficient to effectively detect or deter excessive trading in omnibus accounts. If the Fund’s transfer agent is not satisfied that the intermediary has taken appropriate action, the transfer agent may terminate the intermediary’s ability to transact in Fund  shares, or restrict individual trading activity as applicable.
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Limitations on ability to detect and curtail market timing
Shareholders seeking to engage in market timing may employ a variety of strategies to avoid detection and, despite the efforts of the Fund and its agents to detect market timing in Fund shares, there is no guarantee that the Fund will be able to identify these shareholders or curtail their trading practices. In particular, the Fund may not be able to detect market timing attributable to a particular investor who effects purchase, redemption, and/or exchange activity in Fund shares through omnibus accounts. The difficulty of detecting market timing may be further compounded if these entities utilize multiple tiers or omnibus accounts.
Dividends, distributions, and taxes
Dividends and distributions
The Fund intends to qualify each year as a regulated investment company under the Internal Revenue Code. As a regulated investment company, the Fund generally pays no federal income tax on the income and gains it distributes to you. The Fund expects to declare dividends daily and distribute all of its net investment income, if any, to shareholders as dividends monthly. The Fund will distribute net realized capital gains, if any, at least annually. The Fund may distribute such income dividends and capital gains more frequently, if necessary, in order to reduce or eliminate federal excise or income taxes on the Fund. The amount of any distribution will vary, and there is no guarantee the Fund will pay either an income dividend or a capital gains distribution. We automatically reinvest all dividends and any capital gains, unless you direct us to do otherwise.
Annual statements
Each year, the Fund will send you an annual statement (Form 1099) of your account activity to assist you in completing your federal, state, and local tax returns. Distributions declared in October, November or December to shareholders of record in such month, but paid in January, are taxable as if they were paid in December. Prior to issuing your statement, the Fund makes every effort to reduce the number of corrected forms mailed to you. However, if the Fund finds it necessary to reclassify its distributions or adjust the cost basis of any covered shares (defined below) sold or exchanged after you receive your tax statement, the Fund will send you a corrected Form 1099.
Avoid “buying a dividend”
At the time you purchase your Fund shares, the Fund’s NAV may reflect undistributed income, undistributed capital gains, or net unrealized appreciation in value of portfolio securities held by the Fund. For taxable investors, a subsequent distribution to you of such amounts, although constituting a return of your investment, would be taxable. Buying shares in the Fund just before it declares an income dividend or capital gains distribution is sometimes known as “buying a dividend.”
Tax considerations
Fund distributions. The Fund expects, based on its investment   objective and strategies, that its distributions, if any, will be taxable as ordinary income, capital gains, or some combination of both. This is true whether you reinvest your distributions in additional Fund shares or receive them in cash.
For federal income tax purposes, Fund distributions of short-term capital gains are taxable to you as ordinary income. Fund distributions of long-term capital gains are taxable to you as long-term capital gains no matter how long you have owned your shares. Because the income of the Fund  is primarily derived from investments earning interest rather than dividend income, generally none or only a small portion of the income dividends paid to you by the Fund is anticipated to be qualified dividend income eligible for taxation by individuals at long-term capital gain tax rates.
The use of derivatives by the Fund may cause the Fund to realize higher amounts of ordinary income or short-term capital gain, distributions from which are taxable to individual shareholders at ordinary income tax rates rather than at the more favorable tax rates for long-term capital gain. Additionally, other rules applicable to derivative contracts may accelerate the recognition of income or gains to the Fund, defer losses to the Fund, and cause adjustments in the holding periods of the Fund’s securities. These rules, therefore, could affect the amount, timing and/or character of distributions to shareholders.
Sale or redemption of Fund shares. A sale or redemption of Fund shares is a taxable event and, accordingly, a capital gain or loss may be recognized. For tax purposes, an exchange of your Fund shares for shares of a different Nomura Fund is the same as a sale. The Fund is  required to report to you and the Internal Revenue Service (IRS) annually on Form 1099-B not only the gross proceeds of Fund shares you sell or redeem but also the cost basis of Fund shares you sell or redeem that were purchased or acquired on or after January 1, 2012 (“covered shares”). Cost basis will be calculated using the Fund’s  default method, unless you instruct the  Fund to use a different calculation method. Shareholders should carefully review the cost basis information provided by the Fund  and make any additional basis, holding period or other adjustments that are required when reporting these amounts on their federal income tax returns. If your account is held by your investment representative (financial intermediary or other
25

About your account
broker), please contact that representative with respect to reporting of cost basis and available elections for your account. Tax-advantaged retirement accounts will not be affected. Additional information and updates regarding cost basis reporting and available shareholder elections will be on the Nomura  Funds website at nomuraassetmanagement.com/USfunds  as the information becomes available.
Medicare tax. An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from the  Fund and net gains from redemptions or other taxable dispositions of Fund shares) of US individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds a threshold amount. This Medicare tax, if applicable, is reported by you on, and paid with, your federal income tax return.
Backup withholding. By law, if you do not provide the  Fund with your proper taxpayer identification number and certain required certifications, you may be subject to backup withholding on any distributions of income, capital gains, or proceeds from the sale of your shares. The  Fund also must withhold if the IRS instructs it to do so. When withholding is required, the amount will be 24% of any distributions or proceeds paid.
State and local taxes. Fund distributions and gains from the sale or exchange of your Fund shares generally are subject to state and local taxes.
Non-US investors. Non-US investors may be subject to US withholding tax at a 30% or lower treaty rate and US estate tax and are subject to special US tax certification requirements to avoid backup withholding and claim any treaty benefits. Exemptions from US withholding tax are provided for certain capital gain dividends paid by the  Fund from net long-term capital gains, if any, interest-related dividends paid by the Fund from its qualified net interest income from US sources and short-term capital gain dividends, if such amounts are reported by the Fund. However, notwithstanding such exemptions from US withholding at the source, any such dividends and distributions of income and capital gains will be subject to backup withholding at a rate of 24% if you fail to properly certify that you are not a US person.
Other reporting and withholding requirements. Under the Foreign Account Tax Compliance Act (FATCA), the  Fund will be required to withhold a 30% tax on income dividends made by the Fund to certain foreign entities, referred to as foreign financial institutions or nonfinancial foreign entities, that fail to comply (or be deemed compliant) with extensive reporting and withholding requirements designed to inform the US Department of the Treasury of US-owned foreign investment accounts. After December 31, 2018, FATCA withholding would have applied to certain capital gain distributions, return of capital distributions and the proceeds arising from the sale of Fund shares; however, based on proposed regulations issued by the IRS, which can be relied upon currently, such withholding is no longer required unless final regulations provide otherwise (which is not expected). The Fund may disclose the information that it receives from its shareholders to the IRS, non-US taxing authorities or other parties as necessary to comply with FATCA or similar laws. Withholding also may be required if a foreign entity that is a shareholder of the Fund fails to provide the Fund with appropriate certifications or other documentation concerning its status under FATCA.
This discussion of “Dividends, distributions, and taxes” is not intended or written to be used as tax advice. Because everyone’s tax situation is unique, you should consult your tax professional about federal, state, local, or foreign tax consequences before making an investment in the  Fund.
Certain management considerations
Investments by fund of funds and similar investment vehicles
The Fund may accept investments from funds of funds, as well as from similar investment vehicles, such as 529 Plans and asset allocation models. A “529 Plan” is a college savings program that operates under Section 529 of the Internal Revenue Code. Asset allocation models include the Nomura Funds Premier Advisor Platform, which offers asset allocation models using a mix of Nomura  Funds. From time to time, the Fund may experience large investments or redemptions due to allocations or rebalancings by these funds of funds and/or similar investment vehicles. While it is impossible to predict the overall impact of these transactions over time, there could be adverse effects on portfolio management. For example, the Fund may be required to sell securities or invest cash at times when it would not otherwise do so. These transactions could also have tax consequences if sales of securities result in gains, and could also increase transaction costs or portfolio turnover.
26

Financial highlights

The financial highlights tables are intended to help you understand the Fund’s financial performance for the past five years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). The information has been audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, whose report, along with the Fund’s financial statements, is available upon request by calling 800 523-1918, and is also available on the Fund’s website and is included in the Fund’s Form  N-CSR filed with the SEC.

Institutional Class shares	3/31/26	3/31/25	3/31/24	3/31/23	Year ended 3/31/22
Net asset value, beginning of period.......................	$9.96	$9.96	$9.92	$9.94	$10.02
Income (loss) from investment operations:
Net investment income[1]..................................	0.42	0.49	0.51	0.27	0.02
Net realized and unrealized gain (loss).......................	(0.01)	0.01	0.01	(0.06)	(0.06)
Total from investment operations...........................	0.41	0.50	0.52	0.21	(0.04)
Less dividends and distributions from:
Net investment income..................................	(0.42)	(0.50)	(0.48)	(0.23)	(0.04)
Total dividends and distributions............................	(0.42)	(0.50)	(0.48)	(0.23)	(0.04)
Net asset value, end of period............................	$9.95	$9.96	$9.96	$9.92	$9.94
Total return[2].........................................	4.22%	5.11%	5.38%	2.19%	(0.39%)
Ratios and supplemental data:
Net assets, end of period (000 omitted).......................	$131,314	$124,160	$120,696	$14,545	$2,874
Ratio of expenses to average net assets[3].....................	0.40%	0.40%	0.40%	0.40%	0.40%
Ratio of expenses to average net assets prior to fees waived[3].......	0.56%	0.58%	0.66%	0.56%	0.69%
Ratio of net investment income to average net assets.............	4.21%	4.94%	5.10%	2.72%	0.21%
Ratio of net investment income (loss) to average net assets prior to fees waived.........................................	4.05%	4.76%	4.84%	2.56%	(0.08%)
Portfolio turnover......................................	72%	78%	81%	72%	53%
1	Calculated using average shares outstanding.
2	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return during the period presented reflects waivers by the manager. Performance would have been lower had the waivers not been in effect.
3	Expense ratios do not include expenses of any investment companies in which the Fund invests.
27

Financial highlights
How to read the financial highlights
Net investment income (loss)
Net investment income (loss) includes dividend and interest income earned from a fund’s investments; it is calculated after expenses have been deducted.
Net realized and unrealized gain (loss) on investments
A realized gain occurs when we sell an investment at a profit, while a realized loss occurs when we sell an investment at a loss. When an investment increases or decreases in value but we do not sell it, we record an unrealized gain or loss. The amount of realized gain per share, if any, that we pay to shareholders would be listed under “Less dividends and distributions from: Net realized gain.”
Net asset value (NAV)
This is the value of a mutual fund share, calculated by dividing the net assets by the number of shares outstanding.
Total return
This represents the rate that an investor would have earned or lost on an investment in a fund. In calculating this figure for the financial highlights table, we include applicable fee waivers, exclude front-end sales charges and contingent deferred sales charges, and assume the shareholder has reinvested all dividends and realized gains.
Net assets
Net assets represent the total value of all the assets in a fund’s portfolio, less any liabilities, that are attributable to that class of the fund.
Ratio of expenses to average net assets
The expense ratio is the percentage of net assets that a fund pays annually for operating expenses and management fees. These expenses include accounting and administration expenses, services for shareholders, and similar expenses.
Ratio of net investment income (loss) to average net assets
We determine this ratio by dividing net investment income (loss) by average net assets.
Portfolio turnover
This figure tells you the amount of trading activity in a fund’s portfolio. A turnover rate of 100% would occur if, for example, a fund bought and sold all of the securities in its portfolio once in the course of a year or frequently traded a single security. A high rate of portfolio turnover in any year may increase brokerage commissions paid and could generate taxes for shareholders on realized investment gains.
28

Additional information

Contact information

●	Website: nomuraassetmanagement.com/USfunds

●	Nomura Funds: 800 523-1918 (representatives are normally available weekdays from 8:30am to 6:00pm ET)

○	For fund information, literature, price, yield, and performance figures.

○	For information on existing regular investment accounts and retirement plan accounts including wire investments, wire redemptions, telephone redemptions, and telephone exchanges.

●	Automated telephone service: 800 523-1918 (seven days a week, 24 hours a day)

○	For convenient access to account information or current performance information on all Nomura Funds, use this touch-tone service.

●
Written correspondence: Nomura Funds, P.O. Box 534437, Pittsburgh, PA 15253-4437 (by regular mail) or Nomura  Funds, Attention: 534437, 1350 Penn Avenue Suite 102, Pittsburgh, PA 15222 (by overnight courier service).

29

Additional information about the Fund’s investments is available in its annual and semiannual shareholder reports and in Form N-CSR filed with the SEC. In the Fund’s annual shareholder report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during the period covered by the report. In Form N-CSR, you will find the Fund’s annual and semiannual financial statements. You can find more information about the Fund in the current SAI, which is filed electronically with the SEC, and which is legally a part of this Prospectus (it is incorporated by reference). To receive a free copy of the SAI, an annual or semiannual report, or other information such as the Fund’s financial statements, or if you have any questions about investing in the Fund, write to us at  P.O. Box 534437, Pittsburgh, PA 15253-4437 by regular mail or at Nomura  Funds, Attention: 534437, 1350 Penn Avenue Suite 102, Pittsburgh, PA 15222 by overnight courier service, or call toll-free 800 523-1918. The Fund’s SAI, shareholder reports and financial statements are available, free of charge, through the Fund’s website at nomuraassetmanagement.com/literature. You may also obtain additional information about the  Fund from your financial advisor.
You can find reports and other information about the Fund on the EDGAR database on the SEC website at  sec.gov. You may obtain copies of this information, after paying a duplication fee, by emailing the SEC at publicinfo@sec.gov.
Investment Company Act number: 811-02806

PR-DULTX 7/26

Statement of Additional Information
Delaware Group® Cash Reserve

Nomura Ultrashort Fund(formerly, Macquarie Ultrashort Fund)
Nasdaq ticker symbol
Institutional Class	DULTX
July 31, 2026
P.O. Box 534437, Pittsburgh, PA 15253-4437 (regular mail)
Attention: 534437, 1350 Penn Avenue Suite 102, Pittsburgh, PA 15222 (overnight courier service)
For a Prospectus, Performance, and Information on Existing Accounts: 800 523-1918
For Dealer Services (Broker/Dealers only): 800 362-7500
This Statement of Additional Information (“SAI”) supplements the information contained in the current prospectus (the “Prospectus”), dated July 31, 2026 as it may be amended from time to time, for Nomura Ultrashort Fund (the “Fund”).
This  SAI should be read in conjunction with the Prospectus. This SAI is not itself a prospectus but is, in its entirety, incorporated by reference into the Prospectus.
The Prospectus may be obtained through our website at nomuraassetmanagement.com/literature; by writing or calling your financial advisor; or by contacting the Fund’s distributor, Delaware Distributors, L.P. (the “Distributor”), at the above addresses, or by calling the above phone numbers. Please do not send any correspondence to 100 Independence, 610 Market Street, Philadelphia, PA 19106-2354. The Fund’s financial statements, the notes relating thereto, the financial highlights, and the report of the independent registered public accounting firm are incorporated by reference from the Fund’s most recent Form N-CSR into this SAI. The Fund’s shareholder report, and/or financial statements can be obtained, without charge, by calling 800 523-1918.

Organization and Classification
This SAI describes the Fund, which is a series of Delaware Group® Cash Reserve (the “Trust”). The Fund offers one class of shares: the Institutional Class. The Fund’s investment manager is Delaware Management Company (the “Manager”), a series of Nomura Investment Management Business Trust (“NIMBT”) (a Delaware statutory trust).
Organization
The Fund was created in 1977 and was organized into a Pennsylvania business trust in 1983. The Trust was reorganized as a Maryland corporation in 1990 and was reorganized again as a Delaware statutory trust in 1999. In connection with the redomestication of the Trust from a Maryland corporation to a Delaware statutory trust, the name of the Trust was changed from Delaware Group® Cash Reserve, Inc. to Delaware Group Cash Reserve effective December 15, 1999.
On August 16, 1999, Cash Reserve A Class (which was known as Delaware Cash Reserve® A Class, and known as the Delaware Cash Reserve Class from May 1992 to May 1994 and the original class prior to May 1992) changed its name to Delaware Cash Reserve Fund A Class; Cash Reserve Consultant Class (which was known as Delaware Cash Reserve Consultant Class from November 1992 to May 1994, Delaware Cash Reserve (Institutional) Class from May 1992 to November 1992 and the Consultant Class prior to May 1992) changed its name to Delaware Cash Reserve Fund Consultant Class; Cash Reserve Fund B Class (which was known as Delaware Cash Reserve B Class) changed its name to Delaware Cash Reserve Fund B Class and Cash Reserve  C Class (which was known as Delaware Cash Reserve C Class) changed its name to Delaware Cash Reserve Fund C Class. The Fund was established in 1977. On September 25, 2014, all remaining Class B shares of the Fund were converted to Class A shares. Effective January 5, 2016, the Fund changed its name to Delaware Investments Ultrashort Fund and converted from a money market fund with a stable net asset value of $1.00 per share to a short-term bond fund with a floating net asset value. In connection with the conversion, the Fund’s Class A shares were converted into Class L shares, Consultant Class shares were converted into Class A shares, and the Institutional Class shares were established.
On July 28, 2023, the Fund’s outstanding Class A, Class  C and Class L shares were converted to Institutional Class shares.
On December 31, 2024, the Fund was renamed  Macquarie Ultrashort Fund. Also on December 31, 2024, Delaware Funds by Macquarie was renamed Macquarie Funds.
On December 1, 2025, the Fund changed its name from Macquarie Ultrashort Fund to Nomura Ultrashort Fund. Also on December 1, 2025, Macquarie Funds was renamed Nomura Funds.
Classification
The Trust is an open-end management investment company.
The Fund’s portfolio of assets is “diversified” as defined by the  Investment Company Act of 1940, as amended (the “1940 Act”). The 1940 Act requires a “diversified” fund, with respect to 75% of the value of its total assets, to invest (1) no more than 5% of the value of the fund’s total assets in the securities of any one issuer and (2) in no more than 10% of the outstanding voting securities of such issuer. This limitation generally requires a diversified fund to invest in securities issued by a minimum of 16 issuers. This limitation cannot be changed without approval by the holders of a “majority” of the Fund’s outstanding shares as described below.
Investment Objective, Restrictions, and Policies
Investment Objective
The Fund’s investment objective is described in the Prospectus. The Fund’s investment objective is nonfundamental,  and may be changed without shareholder approval. However, the Fund’s Board of Trustees (“Board”)  must approve any changes to  nonfundamental investment objectives, and the Fund will notify shareholders at least 60 days prior to a material change in the Fund’s investment objective.
Fundamental Investment Restrictions
The Fund has adopted the following restrictions that cannot be changed without approval by the holders of a “majority” of the Fund’s outstanding shares, which is a vote by the holders of the lesser of: (i) 67% or more of the voting securities present in person or by proxy at a meeting, if the holders of more than 50% of the outstanding voting securities are present or represented by proxy; or (ii) more than 50% of the outstanding voting securities. Except for the limitation on borrowing, the percentage limitations contained in the restrictions and policies set forth herein apply at the time of purchase of securities.  Subsequent changes in value that result from market fluctuations generally will not require the Fund to sell any portfolio security to comply with these limitations.
The Fund shall not:
1. Make investments that will result in the concentration (as that term may be defined in the 1940 Act, any rule or order thereunder, or  U.S. Securities and Exchange Commission (“SEC”) staff interpretation thereof) of its investments in the securities of issuers primarily engaged in the same industry or group of industries; provided that this restriction does not limit the Fund from investing in obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities, or in bank instruments.

Investment Objective, Restrictions, and Policies
2. Borrow money or issue senior securities, except as the 1940 Act, any rule or order thereunder, or SEC staff interpretation thereof, may permit.
3. Underwrite the securities of other issuers, except that the Fund may engage in transactions involving the acquisition, disposition, or resale of its portfolio securities, under circumstances where it may be considered to be an underwriter under the Securities Act of 1933, as amended (the “1933 Act”).
4. Purchase or sell real estate, unless acquired as a result of ownership of securities or other instruments, and provided that this restriction does not prevent the Fund from investing in issuers which invest, deal, or otherwise engage in transactions in real estate or interests therein, or investing in securities that are secured by real estate or interests therein.
5. Purchase or sell physical commodities, unless acquired as a result of ownership of securities or other instruments and provided that this restriction does not prevent the Fund from engaging in transactions involving futures contracts and options thereon or investing in securities that are secured by physical commodities.
6. Make personal loans or loans of its assets to persons who control or are under common control with the Fund, except as the 1940 Act, any rule or order thereunder, or SEC staff interpretation thereof, may permit. This restriction does not prevent the Fund from, among other things, purchasing debt obligations, entering into repurchase agreements, loaning its assets to broker/dealers or institutional investors, or investing in loans, including assignments and participation interests.
Nonfundamental Investment Restrictions
In addition to the fundamental investment policies and investment restrictions described above, and the various general investment policies described in the Prospectus, the Fund will be subject to the following investment restriction, which is considered nonfundamental and may be changed by the Board without shareholder approval: The Fund may not invest more than 5% of its net assets in securities that it cannot sell or dispose of in the ordinary course of business within seven days at approximately the value that the Fund has valued the investment.
In applying the Fund’s policy on concentration (i.e., investing more than 25% of its net assets in the securities of issuers primarily engaged in the same industry): (i) utility companies will be divided according to their services, for example, gas, gas transmission, electric, and telephone will each be considered a separate industry; (ii) financial service companies will be classified according to the end users of their services, for example, automobile finance, bank finance, and diversified finance will each be considered a separate industry; and (iii) asset-backed securities will be classified according to the underlying assets securing such securities.
Except for the Fund’s policy with respect to borrowing, any investment restriction or limitation that involves a maximum percentage of securities or assets shall not be considered to be violated unless an excess over the percentage occurs immediately after an acquisition of securities or utilization of assets and such excess results therefrom.
Portfolio Turnover
Portfolio trading will be undertaken principally to accomplish the Fund’s investment objective. The Fund is free to dispose of portfolio securities at any time, subject to complying with the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), and the 1940 Act, when changes in circumstances or conditions make such a move desirable in light of the Fund’s investment objective. The Fund will not attempt to achieve or be limited to a predetermined rate of portfolio turnover. Such turnover always will be incidental to transactions undertaken with a view to achieving the Fund’s investment objective.
The portfolio turnover rate tells you the amount of trading activity in the Fund’s portfolio. A turnover rate of 100% would occur, for example, if all of the Fund’s investments held at the beginning of a year were replaced by the end of the year, or if a single investment was frequently traded. The turnover rate also may be affected by cash requirements from  redemptions and repurchases of the Fund’s shares. A high rate of portfolio turnover in any year may increase brokerage commissions paid and could generate taxes for shareholders on realized investment gains. In investing to achieve its investment objective, the Fund may hold securities for any period of time.
For the fiscal years ended March 31, 2025 and 2026, the Fund’s portfolio turnover rates were  78% and 72%, respectively.
Investment Strategies and Risks
The Fund’s  investment objective, strategies, and risks are described in the Prospectus. Certain additional information is provided below. The following discussion supplements the description of the Fund’s investment strategies and risks that are included in the Prospectus. The  Fund’s investment strategies are nonfundamental and may be changed without shareholder approval.
Asset-Backed Securities (“ABS”)
The Fund may invest in securities that are backed by assets, including, but not limited to: receivables on home equity loans; commercial real estate loans; credit card loans; manufacturing housing loans; small business loans; automobile, mobile home, and recreational vehicle loans; wholesale dealer floor plans; and leases. The Fund may invest in these and other types of ABS that may be developed in the future.

Asset-backed receivables are  securitized in either a pass-through or a pay-through structure. Pass-through securities provide investors with an income stream consisting of both principal and interest payments in respect of the receivables in the underlying pool. Pay-through ABS are debt obligations issued usually by a special purpose entity. The securities are collateralized by the various receivables and the payments on the underlying receivables provide the proceeds to pay the debt service on the debt obligations issued.
The rate of principal payment on  ABS generally depends on the rate of principal payments received on the underlying assets. Such rate of payments may be affected by economic and various other factors such as changes in interest rates or the concentration of collateral in a particular geographic area. Therefore, the yield may be difficult to predict and actual yield to maturity may be more or less than the anticipated yield to maturity. The credit quality of most ABS depends primarily on the credit quality of the assets underlying such securities, how well the entities issuing the securities are insulated from the credit risk of the originator or affiliated entities, and the amount of credit support provided to the securities. Due to the shorter maturity of the collateral backing such securities, there tends to be less of a risk of substantial prepayment than with mortgage-backed securities (“MBS”) but the risk of such a prepayment does exist. Such ABS do, however, involve certain risks not associated with MBS, including the risk that security interests cannot be adequately, or in many cases ever, established, and other risks that may be peculiar to particular classes of collateral. For example, with respect to credit card receivables, a number of state and federal consumer credit laws give debtors the right to set off certain amounts owed on the credit cards, thereby reducing the outstanding balance. In the case of automobile receivables, there is a risk that the holders may not have either a proper or first security interest in all of the obligations backing such receivables due to the large number of vehicles involved in a typical issuance and technical requirements under state laws; therefore, recoveries on repossessed collateral may not always be available to support payments on the securities.
ABS are often backed by a pool of assets representing the obligations of a number of different parties. To lessen the effect of failures by obligors on underlying assets to make payments, such securities may contain elements of credit support. Such credit support falls into two categories: (i) liquidity protection, and (ii) protection against losses resulting from ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that the receipt of payments due on the underlying pool is timely. Protection against losses resulting from ultimate default enhances the likelihood of payments of the obligations on at least some of the assets in the pool. Such protection may be provided through guarantees, insurance policies, or letters of credit obtained by the issuer or sponsor from third parties, through various means of structuring the transaction, or through a combination of such approaches. The Fund will not pay any additional fees for such credit support, although the existence of credit support may increase the price of a security.
Examples of credit support arising out of the structure of the transaction include “senior-subordinated securities” (multiple-class  securities with one or more classes subordinate to other classes as to the payment of principal thereof and interest thereon, with the result that defaults on the underlying assets are borne first by the holders of the subordinated class), creation of “reserve funds” (where cash or investments, sometimes funded from a portion of the payments on the underlying assets, are held in reserve against future losses), and “over collateralization” (where the scheduled payments on, or the principal amount of, the underlying assets exceed that required to make payments of the securities and pay any servicing or other fees). The degree of credit support provided for each issue is generally based on historical information respecting the level of credit risk associated with the underlying assets. Delinquencies or losses in excess of those anticipated could adversely affect the return on an investment in such issue.
Borrowing
The Fund may borrow money from banks, including its custodian, as a temporary measure for extraordinary or emergency purposes to facilitate redemptions. The Fund may also obtain such short-term borrowing from banks as may be necessary from time to time due, but not limited, to such events as: large dividend payments, failed trades, the clearance of purchases and sales of portfolio securities, and securities on loan. The Fund will be required to pay interest to the lending banks on amounts borrowed. As a result, borrowing money could result in the Fund being unable to meet its investment objective.
The 1940 Act and the SEC’s current rules, exemptions, and interpretations thereunder, permit the Fund to borrow up to one-third of the value of its total assets (including the amount borrowed, but less all liabilities and indebtedness not represented by senior securities) from banks. The Fund is required to maintain continuous asset coverage of at least 300% with respect to such borrowings and to reduce the amount of its borrowings (within three days excluding Sundays and holidays) to restore such coverage if it should decline to less than 300% due to market fluctuations or otherwise. In the event that the Fund is required to reduce its borrowings, it may have to sell portfolio holdings, even if such sale of the Fund’s holdings would be disadvantageous from an investment standpoint.
In addition to borrowings that are subject to 300% asset coverage and are considered by the SEC to be permitted “senior securities,” the Fund is also permitted under the 1940 Act to borrow for temporary purposes an amount not exceeding 5% of the value of its total assets at the time when the loan is made. A loan will be presumed to be for temporary purposes if it is repaid within 60 days and is not extended or renewed.
Derivatives Instruments
The Fund may invest in some or all of the following types of derivatives instruments: forward foreign currency contracts, futures, options, options on futures contracts, and swaps, all of which are described in more detail in this section of the SAI.

Investment Strategies and Risks
Generally, derivatives are financial instruments whose values depend on or are derived from the value of one or more underlying assets, reference rates, indices, or other market factors (a “reference instrument”) and may relate to stocks, bonds, interest rates, currencies, commodities, or related indices. Derivatives instruments allow the Fund to gain or reduce exposure to the value of a reference instrument without actually owning or selling the instrument.
The Fund may value derivatives instruments at market value, notional value, or full exposure value (i.e., the sum of the notional amount for the contract plus the market value). The manner in which certain securities or other instruments are valued by the Fund may differ from the manner in which those investments are valued by other types of investors.
Exclusion from commodity pool operator definition. The Manager has claimed an exclusion from the definition of “commodity pool operator” (“CPO”) with respect to the Fund under the Commodity Exchange Act (“CEA”) and the rules of the Commodity Futures Trading Commission (“CFTC”) and, therefore, is not subject to CFTC registration or regulation as a CPO.  In addition, the Manager is exempt from registration as a commodity trading advisor and provides commodity interest trading advice to the Fund in reliance upon applicable exemptions from registration under the Commodity Exchange Act.
The terms of the CPO exclusion require the Fund, among other things, to adhere to certain limits on its investments in “commodity interests.” Commodity interests include commodity futures, commodity options, and certain swaps, which in turn include nondeliverable currency forwards. Because the Manager intends to comply with the terms of the CPO exclusion with respect to the Fund, the Fund may, in the future, need to adjust its investment strategies, consistent with its investment goal, to limit its investments in these types of instruments. The Fund is not intended as a vehicle for trading in the commodity futures, commodity options, or swaps markets. The CFTC has neither reviewed nor approved the Manager’s reliance on the CPO exclusion, the Manager’s provision of services as an exempt CTA, or the Fund, its investment strategies, or this SAI.
Generally, the exclusion  from CPO definition and regulation on which the Manager relies requires the Fund to meet one of the following tests for its commodity interest positions, other than positions entered into for bona fide hedging purposes (as defined in the rules of the CFTC): either (1) the aggregate initial margin and premiums required to establish the Fund’s positions in commodity interests may not exceed 5% of the liquidation value of the Fund’s portfolio (after taking into account unrealized profits and unrealized losses on any such positions); or (2) the aggregate net notional value of the Fund’s commodity interest positions, determined at the time the most recent such position was established, may not exceed 100% of the liquidation value of the Fund’s portfolio (after taking into account unrealized profits and unrealized losses on any such positions). In addition to meeting one of these trading limitations, the Fund may not be marketed as a commodity pool or otherwise as a vehicle for trading in the commodity futures, commodity options, or swaps markets. If, in the future, the Fund can no longer satisfy these requirements, the Manager would withdraw the notice claiming an exclusion from the definition of a CPO for the Fund, and the Manager would be subject to registration and regulation as a CPO with respect to the Fund, in accordance with CFTC rules that apply to CPOs of registered investment companies. Generally, these rules allow for substituted compliance with CFTC disclosure and shareholder reporting requirements, based on the Manager’s compliance with comparable SEC requirements. However, as a result of CFTC regulation, the Fund may incur additional compliance and other expenses.
Developing government regulation of derivatives. The regulation of cleared and uncleared swaps, as well as other derivatives, is a rapidly changing area of law and is subject to modification by government and judicial action. In addition, the SEC,  CFTC, and the exchanges are authorized to take extraordinary actions in the event of a market emergency, including, for example, the implementation or reduction of speculative position limits, the implementation of higher margin requirements, the establishment of daily price limits, and the suspension of trading.
It is not possible to predict fully the effects of current or future regulation. However, it is possible that developments in government regulation of various types of derivatives instruments may prevent the Fund from using or limit the Fund’s use of these instruments effectively as a part of its investment strategy, and could adversely affect the Fund’s ability to achieve its investment objective(s). The Manager will continue to monitor developments in this area. New requirements, even if not directly applicable to the Fund, may increase the cost of the Fund’s investments and cost of doing business.
Duration
The Fund will maintain an average effective duration of less than 18 months.
Most debt obligations provide interest (coupon) payments in addition to a final (par) payment at maturity. Some obligations also have call provisions. Depending on the relative magnitude of these payments and the nature of the call provisions, the market values of debt obligations may respond differently to changes in the level and structure of interest rates. Traditionally, a debt security’s term-to-maturity has been used as a proxy for the sensitivity of the security’s price to changes in interest rates (which is the interest rate risk or volatility of the security). However, term-to-maturity measures only the time until a debt security provides its final payment, taking no account of the pattern of the security’s payments prior to maturity.
Duration is a measure of the expected life of a fixed income security on a present value basis that was developed as a more precise alternative to the concept of term-to-maturity. Duration incorporates a bond’s yield, coupon interest payments, final maturity, and call features into one measure. Duration is one of the fundamental tools used by the Manager in the selection of fixed income securities. Duration takes the length of the time intervals between the present time and the time that the interest and principal payments are scheduled or, in the case of a callable bond, expected to be received, and weights them by the present values of the cash to be received at each future point in time. For any fixed income security with interest payments occurring prior to the payment of principal, duration is always less than maturity. In general, all other factors being the same, the lower the stated or coupon rate of interest of a fixed income security, the longer the duration of the security; conversely, the higher the stated or coupon rate of interest of a fixed income security, the shorter the duration of the security.
There are some situations where even the standard duration calculation does not properly reflect the interest rate exposure of a security. For example, floating and variable rate securities often have final  maturities of 10 or more years; however, their interest rate exposure corresponds to the frequency of the coupon reset. Another example where the interest rate exposure is not properly captured by duration is the case of mortgage pass-through securities. The stated final maturity of such securities is generally 30 years, but current prepayment rates are more critical in determining the securities’ interest rate exposure. In these and other similar situations, the Manager will use sophisticated analytical techniques that incorporate the economic life of a security into the determination of its interest rate exposure.
Foreign and Emerging Markets Securities
The Fund may invest up to 30% of its net assets in foreign securities, including up to 10% of its net assets in securities of issuers located in emerging markets. Foreign investments can involve significant risks in addition to the risks inherent in US investments. The Fund may be subject to foreign withholding taxes on income from certain foreign securities. This, in turn, could reduce the Fund’s distributions paid to shareholders. It is also expected that the expenses for custodial arrangements of the Fund’s foreign securities will be somewhat greater than the expenses for the custodial arrangements for US securities of equal value.
Overview. Investors should consider carefully the substantial risks associated with investing in the securities of certain governments and companies located in, or having substantial operations in, foreign countries, which are in addition to the usual risks inherent in domestic investments. As with US securities, the value of foreign securities is affected by general economic conditions and individual issuer and industry earnings prospects. Investments in depositary receipts also involve some or all of the risks described below.
There is the possibility of cessation of trading on foreign exchanges, expropriation, nationalization of assets, confiscatory or punitive taxation, withholding and other foreign taxes on income or other amounts, foreign exchange controls (which may include suspension of the ability to transfer currency from a given country), restrictions on removal of assets, political or social instability, military action or unrest, or diplomatic developments that could affect investments in securities of issuers in foreign nations. There is no assurance that the Manager will be able to anticipate these potential events. In addition, the value of securities denominated in foreign currencies and of dividends and interest paid with respect to such securities will fluctuate based on the relative strength of the US dollar compared to such foreign currencies.
There may be less publicly available information about foreign issuers that is comparable to the reports and ratings published about issuers in the US. Foreign issuers generally are not subject to uniform accounting or financial reporting standards. Auditing practices and requirements may not be comparable to those applicable to US issuers. Certain countries’ legal institutions, financial markets, and services are less developed than those in the US or other major economies. The Fund may have greater difficulty voting proxies, exercising shareholder rights, securing dividends and obtaining information regarding corporate actions on a timely basis, pursuing legal remedies, and obtaining judgments with respect to foreign investments in foreign courts than with respect to domestic issuers in US courts. The costs associated with foreign investments, including withholding taxes, brokerage commissions, and custodial costs, are generally higher than with US investments.
Certain countries require governmental approval prior to investments by foreign persons, or limit the amount of investment by foreign persons in a particular company. Some countries limit the investment of foreign persons to only a specific class of securities of an issuer that may have less advantageous terms than securities of the issuer available for purchase by nationals. Although securities subject to such restrictions may be marketable abroad, they may be less liquid than foreign securities of the same class that are not subject to such restrictions. In some countries the repatriation of investment income, capital, and proceeds of sales by foreign investors may require governmental registration and/or approval. The Fund could be adversely affected by delays in or a refusal to grant any required governmental registration or approval for repatriation.
From time to time, trading in a foreign market may be interrupted. Foreign markets also have substantially less volume than the US markets and securities of some foreign issuers are less liquid and more volatile than securities of comparable US issuers. The Fund, therefore, may encounter difficulty in obtaining market quotations for purposes of valuing its portfolio and calculating its net asset value (“NAV”).
In many foreign countries, there is less government supervision and regulation of stock exchanges, brokers, and listed companies than in the US,  which may result in greater potential for fraud or market manipulation. Foreign over-the-counter markets tend to be less regulated than foreign stock exchange markets and, in certain countries, may be totally unregulated. Brokerage commission rates in foreign countries, which generally are fixed rather than subject to negotiation as in the US, are likely to be higher. Foreign security trading, settlement, and custodial practices (including those involving securities settlement where assets may be released prior to receipt of payment) are often less developed than those in US markets, may be cumbersome, and may result in increased risk or substantial delays. This could occur in the event of a failed trade or the insolvency of, or breach of duty by, a foreign broker/dealer, securities depository, or foreign subcustodian.
To the extent that the Fund invests a significant portion of its assets in a specific geographic region or country, the Fund will have more exposure to economic risks related to such region or country than a fund whose investments are more geographically diversified. Adverse conditions or changes in policies in a certain region or country can affect securities of other countries whose economies appear to be unrelated but are otherwise

Investment Strategies and Risks
connected. In the event of economic or political turmoil, armed conflict, a deterioration of diplomatic relations or a natural or man-made disaster in a region or country where a substantial portion of the Fund’s assets are invested, the Fund may have difficulty meeting a large number of shareholder redemption requests.
The holding of foreign securities may be limited by the Fund to avoid investment in certain passive foreign investment companies (“PFICs”).
Developing markets or emerging markets. Investments in companies domiciled or with significant operations in developing market or emerging market countries may be subject to potentially higher risks than investments in developed countries. These risks include, among others (i) less social, political, and economic stability; (ii) smaller securities markets with low or nonexistent trading volume, which result in greater illiquidity and greater price volatility; (iii) certain national policies which may restrict the Fund’s investment opportunities, including restrictions on investment in issuers or industries deemed sensitive to national interests; (iv) foreign taxation, including less transparent and established taxation policies; (v) less developed regulatory or legal structures governing private or foreign investment or allowing for judicial redress for injury to private property; (vi) the absence, until recently in many developing market countries, of a capital market structure or market-oriented economy; (vii) more widespread corruption and fraud; (viii) the financial institutions with which the Fund may trade may not possess the same degree of financial sophistication, creditworthiness, or resources as those in developed markets; and (ix) the possibility that recent favorable economic developments in some developing market countries may be slowed or reversed by unanticipated economic, political, or social events in such countries.
A frontier market country is also a type of developing market country and these risks are magnified in frontier market countries as they generally have smaller economies or less developed capital markets than traditional emerging market countries.
In addition, many developing market countries have experienced substantial and, during some periods, extremely high rates of inflation, for many years. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain countries. Moreover, the economies of some developing market countries may differ unfavorably from the US economy in such respects as growth of gross domestic product, rate of inflation, currency depreciation, debt burden, capital reinvestment, resource self-sufficiency, and balance of payments position. The economies of some developing market countries may be based on only a few industries, and may be highly vulnerable to changes in local or global trade conditions.
Settlement systems in developing market countries may be less organized than in developed countries. Supervisory authorities may also be unable to apply standards that are comparable to those in more developed countries. There may be risks that settlement may be delayed and that cash or securities belonging to the Fund may be in jeopardy because of failures of or defects in the settlement systems. Market practice may require that payment be made prior to receipt of the security that is being purchased or that delivery of a security must be made before payment is received. In such cases, default by a broker or bank (the “counterparty”) through whom the relevant transaction is effected might result in a loss being suffered by the Fund. The Fund seeks, where possible, to use counterparties whose financial status reduces this risk. However, there can be no certainty that the Fund will be successful in eliminating or reducing this risk, particularly as counterparties operating in developing market countries frequently lack the substance, capitalization, and/or financial resources of those in developed countries. Uncertainties in the operation of settlement systems in individual markets may increase the risk of competing claims to securities held by or to be transferred to the Fund. Legal compensation schemes may be nonexistent, limited, or inadequate to meet the Fund’s claims in any of these events.
Securities trading in developing markets presents additional credit and financial risks. The Fund may have limited access to, or there may be a limited number of, potential  counterparties that trade in the securities of developing market issuers. Governmental regulations may restrict potential counterparties to certain financial institutions located or operating in the particular developing market. Potential counterparties may not possess, adopt, or implement creditworthiness standards, financial reporting standards, or legal and contractual protections similar to those in developed markets. Currency and other hedging techniques may not be available or may be limited.
The local taxation of income and capital gains accruing to nonresidents varies among developing market countries and may be comparatively high. Developing market countries typically have less well-defined tax laws and procedures and such laws may permit retroactive taxation so that the Fund could in the future become subject to local tax liabilities that had not been anticipated in conducting its investment activities or valuing its assets.
Many developing market countries suffer from uncertainty and corruption in their legal frameworks. Legislation may be difficult to interpret and laws may be too new to provide any precedential value. Laws regarding foreign investment and private property may be weak or nonexistent. Investments in developing market countries may involve risks of nationalization, expropriation, and confiscatory taxation. For example, the Communist governments of a number of Eastern European countries expropriated large amounts of private property in the past, in many cases without adequate compensation, and there can be no assurance that similar expropriation will not occur in the future. In the event of expropriation, the Fund could lose all or a substantial portion of any investments it has made in the affected countries. Accounting, auditing, and reporting standards in certain countries in which the Fund may invest may not provide the same degree of investor protection or information to investors as would generally apply in major securities markets. In addition, it is possible that purported securities in which the Fund invested may subsequently be found to be fraudulent and as a consequence the Fund could suffer losses.
Finally, currencies of developing market countries are subject to significantly greater risks than currencies of developed countries. Some developing market currencies may not be internationally traded or may be subject to strict controls by local governments, resulting in undervalued or overvalued currencies and associated difficulties with the valuation of assets, including the Fund’s securities, denominated in that currency. Some developing market countries have experienced balance of payment deficits and shortages in foreign exchange reserves. Governments have responded by restricting currency conversions. Future restrictive exchange controls could prevent or restrict a company’s ability to make dividend or interest payments in the original currency of the obligation (usually US dollars). In addition, even though the currencies of some developing market countries, such as certain Eastern European countries, may be convertible into US dollars, the conversion rates may be artificial to the actual market values and may be adverse to the Fund’s shareholders.
Foreign governmental and supranational debt securities. Investments in debt securities of foreign governmental or supranational issuers are subject to all the risks associated with investments in US and foreign securities and certain additional risks.
Foreign government debt securities, sometimes known as sovereign debt securities, include debt securities issued, sponsored, or guaranteed by: governments or governmental agencies,  instrumentalities, or political subdivisions located in emerging or developed market countries; government owned, controlled, or sponsored entities located in emerging or developed market countries; and entities organized and operated for the purpose of restructuring the investment characteristics of instruments issued by any of the above issuers.
A supranational entity is a bank, commission, or company established or financially supported by the national governments of one or more countries to promote reconstruction, trade, harmonization of standards or laws; economic development; and humanitarian, political, or environmental initiatives. Supranational debt obligations include: Brady Bonds (which are debt securities issued under the framework of the Brady Plan as a means for debtor nations to restructure their outstanding external indebtedness);  participations in loans between emerging market governments and financial institutions; and debt securities issued by supranational entities such as the World Bank, Asia Development Bank, European Investment Bank, and the European Economic Community.
Foreign government debt securities are subject to risks in addition to those relating to debt securities generally. Governmental issuers of foreign debt securities may be unwilling or unable to pay interest and repay principal, or otherwise meet obligations, when due and may require that the conditions for payment be renegotiated. As a sovereign entity, the issuing government may be immune from lawsuits in the event of its failure or refusal to pay the obligations when due. The debtor’s willingness or ability to repay in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its non-US reserves, the availability of sufficient non-US currency on the date a payment is due, the relative size of the debt service burden to the issuing country’s economy as a whole, the sovereign debtor’s policy toward principal international lenders, such as the International Monetary  Fund or the World Bank, and the political considerations or constraints to which the sovereign debtor may be subject. Governmental debtors also will be dependent on expected disbursements from foreign governments or multinational agencies and the country’s access to, or balance of, trade. Some governmental debtors have in the past been able to reschedule or restructure their debt payments without the approval of debt holders or declare moratoria on payments, and similar occurrences may happen in the future. There is no bankruptcy proceeding by which the Fund may collect in whole or in part on debt subject to default by a government.
Foreign currency exchange rates. Changes in foreign currency exchange rates will affect the US dollar market value of securities denominated in such foreign currencies and any income received or expenses paid by the Fund in that foreign currency. This may affect the Fund’s share price, income, and distributions to shareholders. Some countries may have fixed or managed currencies that are not free-floating against the US dollar. It will be more difficult for the Manager to value securities denominated in currencies that are fixed or managed. Certain currencies may not be internationally traded, which could cause  illiquidity with respect to the Fund’s investments in that currency and any securities denominated in that currency. Currency markets generally are not as regulated as securities markets. The Fund endeavors to buy and sell foreign currencies on as favorable a basis as practicable. Some price spread in currency exchanges (to cover service charges) may be incurred, particularly when the Fund changes investments from one country to another or when proceeds of the sale of securities in US dollars are used for the purchase of securities denominated in foreign currencies. Some countries may adopt policies that would prevent the Fund from transferring cash out of the country or withhold portions of interest and dividends at the source.
Certain currencies have experienced a steady devaluation relative to the US dollar. Any  devaluations in the currencies in which the Fund’s portfolio securities are denominated may have a detrimental impact on the Fund. Where the exchange rate for a currency declines materially after the Fund’s income has been accrued and translated into US dollars, the Fund may need to redeem portfolio securities to make required distributions. Similarly, if an exchange rate declines between the time the Fund incurs expenses in US dollars and the time such expenses are paid, the Fund will have to convert a greater amount of the currency into US dollars in order to pay the expenses.
Investing in foreign currencies for purposes of gaining from projected changes in exchange rates further increases the Fund’s exposure to foreign securities losses.
The Fund does not consider currencies or other financial commodities or contracts and financial instruments to be physical commodities (which include, for example, oil, precious metals, and grains). Accordingly, the Fund interprets the fundamental restriction related to commodities to permit it (subject to its investment objectives and general investment policies) to invest directly in foreign currencies and other financial commodities and to purchase, sell, or enter into foreign currency futures contracts and options thereon, forward foreign currency contracts, foreign currency options, currency, commodity- and financial instrument-related swap agreements, hybrid instruments, interest rate, securities-related or foreign currency-related futures contracts or other currency-, commodity- or financial instrument-related derivatives, subject to compliance with any applicable provisions of the federal securities or commodities laws. The Fund also interprets its fundamental restriction regarding purchasing and selling physical commodities to permit the Fund to invest in exchange-traded funds (“ETFs”) or other entities that invest in physical and/or financial commodities.

Investment Strategies and Risks
Futures and Options on Futures
The Fund may enter into contracts, or options on contracts, for the purchase or sale for future delivery of securities.
Futures contracts. Generally, a futures contract is a standard binding agreement to buy or sell a specified quantity of an underlying reference instrument, such as a specific security, currency or commodity, at a specified price at a specified later date. A “sale” of a futures contract means the acquisition of a contractual obligation to deliver the underlying reference instrument called for by the contract at a specified price on a specified date. A “purchase” of a futures contract means the acquisition of a contractual obligation to acquire the underlying reference instrument called for by the contract at a specified price on a specified date. The purchase or sale of a futures contract will allow the Fund to increase or decrease its exposure to the underlying reference instrument without having to buy the actual instrument.
The underlying reference instruments to which futures contracts may relate include non-US currencies, interest rates, stock and bond indices, and debt securities, including US government debt obligations. In most cases the contractual obligation under a futures contract may be offset, or “closed out,” before the settlement date so that the parties do not have to make or take delivery. The closing out of a contractual obligation is usually accomplished by buying or selling, as the case may be, an identical, offsetting futures contract. This transaction, which is effected through a member of an exchange, cancels the obligation to make or take delivery of the underlying instrument or asset. Although some futures contracts by their terms require the actual delivery or acquisition of the underlying instrument or asset, some require cash settlement.
Futures contracts may be bought and sold on US and non-US exchanges. Futures contracts in the US have been designed by exchanges that have been designated “contract markets” by the  CFTC and must be executed through a futures commission merchant (“FCM”), which is a brokerage firm that is a member of the relevant contract market. Each exchange guarantees performance of the contracts as between the clearing members of the exchange, thereby reducing the risk of counterparty default. Futures contracts may also be entered into on certain exempt markets, including exempt boards of trade and electronic trading facilities, available to certain market participants. Because all transactions in the futures market are made, offset, or fulfilled by an FCM through a clearinghouse associated with the exchange on which the contracts are traded, the Fund will incur brokerage fees when it buys or sells futures contracts.
The Fund generally buys and sells futures contracts only on contract markets (including exchanges or boards of trade) where there appears to be an active market for the futures contracts, but there is no assurance that an active market will exist for any particular contract or at any particular time. An active market makes it more likely that futures contracts will be liquid and bought and sold at competitive market prices. In addition, many of the futures contracts available may be relatively new instruments without a significant trading history. As a result, there can be no assurance that an active market will develop or continue to exist.
When the Fund enters into a futures contract, it must deliver to an account controlled by the FCM (that has been selected by the Fund), an amount referred to as “initial margin” that is typically calculated as an amount equal to the volatility in the market value of a contract over a fixed period. Initial margin requirements are determined by the respective exchanges on which the futures contracts are traded and the FCM. Thereafter, a “variation margin” amount may be required to be paid by the Fund or received by the Fund in accordance with margin controls set for such accounts, depending upon changes in the marked-to-market value of the futures contract. The account is marked-to-market daily and the variation margin is monitored by the Manager and the Fund’s custodian on a daily basis. When the futures contract is closed out, if the Fund has a loss equal to or greater than the margin amount, the margin amount is paid to the FCM along with any loss in excess of the margin amount. If the Fund has a loss of less than the margin amount, the excess margin is returned to the Fund. If the Fund has a gain, the full margin amount and the amount of the gain are paid to the Fund.
Some futures contracts provide for the delivery of securities that are different than those that are specified in the contract. For a futures contract for delivery of debt securities, on the settlement date of the contract, adjustments to the contract can be made to recognize differences in value arising from the delivery of debt securities with a different interest rate from that of the particular debt securities that were specified in the contract. In some cases, securities called for by a futures contract may not have been issued when the contract was written.
Risks of futures contracts. The Fund’s use of futures contracts is subject to the risks associated with derivatives instruments generally. In addition, a purchase or sale of a futures contract may result in losses to the Fund in excess of the amount that the Fund delivered as initial margin. Because of the relatively low margin deposits required, futures trading involves a high degree of leverage; as a result, a relatively small price movement in a futures contract may result in immediate and substantial loss, or gain, to the Fund. In addition, if the Fund has insufficient cash to meet daily variation margin requirements or close out a futures position, it may have to sell securities from its portfolio at a time when it may be disadvantageous to do so. Adverse market movements could cause the Fund to experience substantial losses on an investment in a futures contract.
There is a risk of loss by the Fund of the initial and variation margin deposits in the event of bankruptcy of the  FCM with which the Fund has an open position in a futures contract. The assets of the Fund may not be fully protected in the event of the bankruptcy of the FCM or central counterparty because the Fund might be limited to recovering only a pro rata share of all available funds and margin segregated on behalf of an FCM’s customers. If the FCM does not provide accurate reporting, the Fund is also subject to the risk that the FCM could use the Fund’s assets, which are held in an omnibus account with assets belonging to the FCM’s other customers, to satisfy its own financial obligations or the payment of obligations of another customer to the central counterparty.

The Fund may not be able to properly hedge or effect its strategy when a liquid market is unavailable for the futures contract the Fund wishes to close, which may at times occur. In addition, when futures contracts are used for hedging, there may be an imperfect correlation between movements in the prices of the underlying reference instrument on which the futures contract is based and movements in the prices of the assets sought to be hedged.
If the Manager’s investment judgment about the general direction of market prices or interest or currency exchange rates is incorrect, the Fund’s overall performance will be poorer than if it had not entered into a futures contract. For example, if the Fund has purchased futures to hedge against the possibility of an increase in interest rates that would adversely affect the price of bonds held in its portfolio and interest rates instead decrease, the Fund will lose part or all of the benefit of the increased value of the bonds which it has hedged. This is because its losses in its futures positions will offset some or all of its gains from the increased value of the bonds.
The difference (called the “spread”) between prices in the cash market for the purchase and sale of the underlying reference instrument and the prices in the futures market is subject to fluctuations and distortions due to differences in the nature of those two markets. First, all participants in the futures market are subject to initial deposit and variation margin requirements. Rather than meeting additional variation margin requirements, investors may close futures contracts through offsetting transactions that could distort the normal pricing spread between the cash and futures markets. Second, the liquidity of the futures markets depends on participants entering into offsetting transactions rather than making or taking delivery of the underlying instrument. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced, resulting in pricing distortion. Third, from the point of view of speculators, the margin deposit requirements that apply in the futures market are less onerous than similar margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may cause temporary price distortions. When such distortions occur, a correct forecast of general trends in the price of an underlying reference instrument by the Manager may still not necessarily result in a profitable transaction.
Futures contracts that are traded on non-US exchanges may not be as liquid as those purchased on CFTC-designated contract markets. In addition, non-US futures contracts may be subject to varied regulatory oversight. The price of any non-US futures contract and, therefore, the potential profit and loss thereon, may be affected by any change in the non-US exchange rate between the time a particular order is placed and the time it is liquidated, offset or exercised.
The  CFTC and the various exchanges have established limits referred to as “speculative position limits” on the maximum net long or net short position that any person, such as the Fund, may hold or control in a particular futures contract. Trading limits are also imposed on the maximum number of contracts that any person may trade on a particular trading day. An exchange may order the liquidation of positions found to be in violation of these limits and it may impose other sanctions or restrictions. The regulation of futures, as well as other derivatives, is a rapidly changing area of law.
Futures exchanges may also limit the amount of fluctuation permitted in certain futures contract prices during a single trading day. This daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day’s settlement price. Once the daily limit has been reached in a futures contract subject to the limit, no more trades may be made on that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day and does not limit potential losses because the limit may prevent the liquidation of unfavorable positions. For example, futures prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of positions and subjecting some holders of futures contracts to substantial losses.
Options on futures contracts. Options on futures contracts trade on the same contract markets as the underlying futures contract. When a fund buys an option, it pays a premium for the right, but does not have the obligation, to purchase (call) or sell (put) a futures contract at a set price (called the exercise price). The purchase of a call or put option on a futures contract, whereby the Fund has the right to purchase or sell, respectively, a particular futures contract, is similar in some respects to the purchase of a call or put option on an individual security or currency. Depending on the premium paid for the option compared to either the price of the futures contract upon which it is based or the price of the underlying reference instrument, the option may be less risky than direct ownership of the futures contract or the underlying reference instrument. For example, a fund could purchase a call option on a long futures contract when seeking to hedge against an increase in the market value of the underlying reference instrument, such as appreciation in the value of a non-US currency against the US dollar.
The seller (writer) of an option becomes contractually obligated to take the opposite futures position if the buyer of the option exercises its rights to the futures position specified in the option. In return for the premium paid by the buyer, the seller assumes the risk of taking a possibly adverse futures position. In addition, the seller will be required to post and maintain initial and variation margin with the  FCM. One goal of selling (writing) options on futures may be to receive the premium paid by the option buyer.
For more general information about the mechanics of purchasing and writing options, see “Options” below.
Risks of options on futures contracts. The Fund’s use of options on futures contracts is subject to the risks related to derivatives instruments generally. In addition, the amount of risk the Fund assumes when it purchases an option on a futures contract is the premium paid for the option plus related transaction costs. The purchase of an option also entails the risk that changes in the value of the underlying futures contract will not be fully reflected in the value of the option purchased. The seller (writer) of an option on a futures contract is subject to the risk of having to take a possibly adverse futures position if the purchaser of the option exercises its rights. If the seller were required to take such a position, it could bear substantial losses. An option writer has potentially unlimited economic risk because its potential loss, except to the extent offset by the premium

Investment Strategies and Risks
received, is equal to the amount the option is “in-the-money” at the expiration date. A call option is in-the-money if the value of the underlying futures contract exceeds the exercise price of the option. A put option is in-the-money if the exercise price of the option exceeds the value of the underlying futures contract. Use of these strategies can increase the operating costs of the Fund and can lead to loss of principal. It is anticipated that Fund’s investments in futures may generate qualifying income under  Subchapter M of the Internal Revenue Code.
Illiquid and Restricted Investments
The Fund is permitted to invest up to 5% of its net assets in illiquid investments. For purposes of the Fund’s 5% limitation, illiquid investment means any investment that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment, as determined pursuant to the 1940 Act and applicable rules and regulations thereunder. Illiquid investments, for purposes of this policy, include repurchase agreements maturing in more than seven calendar days.
The Fund may purchase privately placed debt and other securities whose resale is restricted under applicable securities laws. The Fund may invest in restricted securities, including securities eligible for resale without registration pursuant to Rule 144A (“Rule 144A Securities”) under the 1933 Act. Rule 144A exempts many privately placed and legally restricted securities from the registration requirements of the 1933 Act and permits such securities to be freely traded among certain institutional buyers such as the Fund. Restricted securities may involve some additional risk since they can be resold only in privately negotiated transactions or after registration under applicable securities laws. The registration process may involve delays which would result in the Fund obtaining a less favorable price on a resale.
The Manager is responsible for the day-to-day functions of determining whether or not individual Rule 144A Securities are liquid for purposes of the Fund’s limitation on investments in illiquid investments. The Manager considers the following factors in determining the liquidity of a Rule 144A Security: (i) the frequency of trades and trading volume for the security; (ii) whether at least three dealers are willing to purchase or sell the security and the number of potential purchasers; (iii) whether at least two dealers are making a market in the security; and (iv) the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers, and the mechanics of transfer).
If the Manager determines that a Rule 144A Security which was previously determined to be liquid is no longer liquid and, as a result, the Fund’s holdings of illiquid investments exceed its limit on investment in such investments, the Manager will determine what action shall be taken to ensure that the Fund continues to adhere to such limitation.
Investment Companies
The Fund may invest in other investment companies, including exchange-traded funds (“ETFs”), to the extent permitted by the 1940 Act, SEC rules thereunder and exemptions thereto.
Specifically, Section 12(d)(1) of the 1940 Act requires that, as determined immediately after a purchase is made, (i) not more than 5% of the value of a fund’s total assets will be invested in the securities of any one investment company, (ii) not more than 10% of the value of a fund’s total assets will be invested in securities of investment companies as a group, and (iii) not more than 3% of the outstanding voting stock of any one investment company will be owned by a fund. The Fund will limit its investments in other investment companies in accordance with the Section 12(d)(1) limitations set forth above, except to the extent that any statutes, rules, regulations or no-action or exemptive relief under the 1940 Act permit the Fund’s investments to exceed such limits. For example, the Fund may rely on Rule 12d1-4 under the 1940 Act to invest in other investment companies, including ETFs, beyond these limits. Rule 12d1-4 allows a fund to acquire the securities of another investment company in excess of the limitations imposed by Section 12(d)(1) of the 1940 Act without first obtaining an exemptive order from the SEC, provided that certain conditions are met. Among those conditions, for example, are the requirements that that a fund and its advisory group will not control an acquired fund (as defined in the rule) and the acquired fund does not, in turn, itself invest in underlying funds and ETFs beyond certain limits.
Because investment companies generally pay advisory, administrative and other fees that are borne indirectly by investors, a fund will generally bear a proportionate share of these expenses when it invests in another investment company. In addition, to the extent a fund invests in an  ETF, it may also incur brokerage commissions in connection with the purchase and sale of the ETF’s shares.
The Fund may invest in securities issued by closed-end funds, subject to any of its investment policies. If the Fund invests in shares issued by leveraged closed-end funds, it will face certain risks associated with leveraged investments. Investments in closed-end funds are subject to additional risks. For example, the price of the closed-end fund’s shares quoted on an exchange may not reflect the  NAV of the securities held by the closed-end fund, and the premium or discount the share prices represent versus NAV may change over time based on a variety of factors, including supply of and demand for the closed-end fund’s shares, that are outside the closed-end fund’s control or unrelated to the value of the underlying portfolio securities. If the Fund invests in the closed-end fund to gain exposure to the closed-end fund’s investments, the lack of correlation between the performance of the closed-end fund’s investments and the closed-end fund’s share price may compromise or eliminate any such exposure.
To the extent that the Fund invests in an  ETF, the market value of the ETF shares may differ from its NAV because the supply and demand in the market for ETF shares at any point in time is not always identical to the supply and demand in the market for the underlying securities. Also, ETFs that track particular indices typically will be unable to match the performance of the index exactly due to the ETFs’ operating expenses and transaction costs.

Loans and Other Indebtedness
The Fund may purchase loans and other indebtedness.
In purchasing a loan, the Fund acquires some or all of the interest of a bank or other lending institution in a loan to a corporate, governmental or other borrower. Many such loans are secured, although some may be unsecured. Such loans may be in default at the time of purchase. Loans that are fully secured offer the Fund more protection than an unsecured loan in the event of nonpayment of scheduled interest or principal. However, there is no assurance that the liquidation of collateral from a secured loan would satisfy the corporate borrower’s obligation, or that the collateral can be liquidated. These loans are made generally to finance internal growth, mergers, acquisitions, stock repurchases, leveraged buy-outs, and other corporate activities. Such loans are typically made by a syndicate of lending institutions, represented by an agent lending institution that has negotiated and structured the loan and is responsible for collecting interest, principal, and other amounts due on its own behalf and on behalf of the others in the syndicate, and for enforcing its and their other rights against the borrower. Alternatively, such loans may be structured as a  novation, pursuant to which the Fund would assume all of the rights of the lending institution in a loan or as an assignment, pursuant to which the Fund would purchase an assignment of a portion of a lender’s interest in a loan either directly from the lender or through an intermediary.
The  Fund may also purchase trade or other claims against companies, which generally represent money owed by the company to a supplier of goods or services. These claims may also be purchased at a time when the company is in default.
Certain of the loans and the other indebtedness acquired by the Fund may involve revolving credit facilities or other standby financing commitments which obligate the Fund to pay additional cash on a certain date or on demand. These commitments may require the Fund to increase its investment in a company at a time when the Fund might not otherwise decide to do so (including at a time when the company’s financial condition makes it unlikely that such amounts will be repaid). The Fund’s ability to receive payment of principal, interest, and other amounts due in connection with these investments will depend primarily on the financial condition of the borrower. In selecting the loans and other indebtedness that the Fund will purchase, the Manager will rely upon its own (and not the original lending institution’s) credit analysis of the borrower. As the Fund may be required to rely upon another lending institution to collect and pass onto the Fund amounts payable with respect to the loan and to enforce the Fund’s rights under the loan and other indebtedness, an insolvency, bankruptcy, or reorganization of the lending institution may delay or prevent the Fund from receiving such amounts. In such cases, the Fund will evaluate as well the creditworthiness of the lending institution and will treat both the borrower and the lending institution as an “issuer” of the loan for purposes of compliance with applicable law pertaining to the diversification of the Fund’s portfolio investments. The highly leveraged nature of many such loans and other indebtedness may make such loans and other indebtedness especially vulnerable to adverse changes in economic or market conditions. Investments in such loans and other indebtedness may involve additional risk to the Fund.
Mortgage-Backed Securities (“MBS”)
In addition to MBS issued or guaranteed by the US government, its agencies or instrumentalities, or government-sponsored corporations, the Fund may invest in MBS issued by certain private, nongovernment entities. These MBS are secured by the underlying collateral of the private issuer, are not government securities and are not directly guaranteed by the US government in any way. These include collateralized mortgage obligations (“CMOs”), real estate mortgage investment conduits (“REMICs”), and commercial mortgage-backed securities.
Overview. MBS, also referred to as mortgage securities or mortgage-related securities, represent an ownership interest in a pool of mortgage loans, usually originated by mortgage bankers, commercial banks, savings and loan associations, savings banks, and credit unions to finance purchases of homes, commercial buildings, or other real estate. The individual mortgage loans are packaged or “pooled” together for sale to investors. These mortgage loans may have either fixed or adjustable interest rates. A guarantee or other form of credit support may be attached to an MBS to protect against default on obligations.
As the underlying mortgage loans are paid off, investors receive principal and interest payments, which “pass-through” when received from individual borrowers, net of any fees owed to the administrator, guarantor, or other service providers. Some  MBS make payments of both principal and interest at a range of specified intervals; others make semiannual interest payments at a predetermined rate and repay principal at maturity (like a typical bond).
MBS are based on different types of mortgages, including those on commercial real estate or residential properties. The primary issuers or guarantors of MBS have historically been Ginnie Mae, Fannie Mae, and Freddie Mac. Other issuers of MBS include commercial banks and other private lenders.
Ginnie Mae is a wholly owned US government corporation within the Department of Housing and Urban Development. Ginnie Mae guarantees the principal and interest on securities issued by institutions approved by Ginnie Mae (such as savings and loan institutions, commercial banks and mortgage bankers). Ginnie Mae also guarantees the principal and interest on securities backed by pools of mortgages insured by the Federal Housing Administration (the “FHA”), or guaranteed by the Department of Veterans Affairs (the “VA”). Ginnie Mae’s guarantees are backed by the full faith and credit of the US government. Guarantees as to the timely payment of principal and interest do not extend to the value or yield of MBS nor do they extend to the value of the Fund’s shares which will fluctuate daily with market conditions.

Investment Strategies and Risks
Fannie Mae is a government-sponsored corporation, but its common stock is owned by private stockholders. Fannie Mae purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions, and mortgage bankers. Pass-through securities issued by Fannie Mae are guaranteed as to timely payment of principal and interest by Fannie Mae, but are not backed by the full faith and credit of the US government.
Freddie Mac was created by Congress in 1970 for the purpose of increasing the availability of mortgage credit for residential housing. It is a government-sponsored corporation formerly owned by the 12 Federal Home Loan Banks but now its common stock is owned entirely by private stockholders. Freddie Mac issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. Freddie Mac guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the US government.
Although the MBS of Fannie Mae and Freddie Mac are not backed by the full faith and credit of the US government, the Secretary of the Treasury has the authority to support Fannie Mae and Freddie Mac by purchasing limited amounts of their respective obligations. The yields on these MBS have historically exceeded the yields on other types of US government securities with comparable maturities due largely to their prepayment risk. The US government, in the past, provided financial support to Fannie Mae and Freddie Mac, but no assurance can be given that the US government will continue to do so.
On September 6, 2008, the Federal Housing Finance Agency (“FHFA”) placed Fannie Mae and Freddie Mac into conservatorship. As the conservator, FHFA succeeded to all rights, titles, powers, and privileges of Fannie Mae and Freddie Mac and of any stockholder, officer, or director of Fannie Mae and Freddie Mac. FHFA selected a new chief executive officer and chairman of the board of directors for each of Fannie Mae and Freddie Mac. Also, the US Treasury entered into a Senior Preferred Stock Purchase Agreement imposing various covenants that severely limit each enterprise’s operations.
Fannie Mae and Freddie Mac continue to operate as going concerns while in  conservatorship and each remains liable for all of its obligations, including its guaranty obligations associated with its MBS. The FHFA has the power to repudiate any contract entered into by Fannie Mae and Freddie Mac prior to FHFA’s appointment as conservator or receiver, including the guaranty obligations of Fannie Mae and Freddie Mac. Accordingly, securities issued by Fannie Mae and Freddie Mac will involve a risk of nonpayment of principal and interest.
MBS that are issued or guaranteed by the US government, its agencies or instrumentalities, are not subject to the Fund’s industry concentration restrictions, set forth under “Fundamental Investment Policies,” by virtue of the exclusion from that test available to securities issued or guaranteed by the US government or any of its agencies or instrumentalities. In the case of privately issued MBS, the Fund categorizes, where possible, the securities by the issuer’s industry for purposes of the Fund’s industry concentration restrictions.
Private  MBS. Issuers of private MBS, such as commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers, and other secondary market issuers, are not US government agencies and may be both the originators of the underlying mortgage loans as well as the guarantors of the MBS, or they may partner with a government entity by issuing mortgage loans guaranteed or sponsored by the US government or a US government agency or sponsored enterprise. Pools of mortgage loans created by private issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government or government agency guarantees of payment. The risk of loss due to default on private MBS is historically higher because neither the US government nor an agency or instrumentality has guaranteed them. Timely payment of interest and principal is, however, generally supported by various forms of insurance or guarantees, including individual loan, title, pool, and hazard insurance. Government entities, private insurance companies or the private mortgage poolers issue the insurance and guarantees. The insurance and guarantees and the creditworthiness of their issuers will be considered when determining whether an MBS meets the Fund’s quality standards. The Fund may buy MBS without insurance or guarantees if, through an examination of the loan experience and practices of the poolers, the Manager determines that the securities meet the Fund’s quality standards. Private MBS whose underlying assets are neither US government securities nor US government-insured mortgages, to the extent that real properties securing such assets may be located in the same geographical region, may also be subject to a greater risk of default than other comparable securities in the event of adverse economic, political, or business developments that may affect such region and, ultimately, the ability of property owners to make payments of principal and interest on the underlying mortgages. Nongovernment MBS are generally subject to greater price volatility than those issued, guaranteed or sponsored by government entities because of the greater risk of default in adverse market conditions. Where a guarantee is provided by a private guarantor, the Fund is subject to the credit risk of such guarantor, especially when the guarantor doubles as the originator.
CMOs and REMICs. Collateralized mortgage obligations (“CMOs”) are a type of MBS that issue debt obligations collateralized by residential or commercial mortgage loans or pass-through securities. CMOs are typically issued in multiple classes. Each class, often referred to as a “tranche,” is issued at a specified coupon rate or adjustable rate and has a stated maturity or final distribution date. Each of the classes is allocated a different share of the principal and/or interest payments received from the pool according to a different payment schedule depending on, among other factors, the seniority of a class relative to their classes. Other MBS such as real estate mortgage investment conduits (REMICs) are also divided into multiple classes with different rights to the interest and/or principal payments received on the pool of mortgages. Multi-class pass-through securities are equity interests in a trust composed of mortgage loans or other MBS. Unless the context indicates otherwise, the discussion of CMOs below also applies to REMICs and multi-class pass-through securities.

Payments of principal and interest on the underlying collateral provide the resources to pay the debt service on  CMOs or REMICs or to make scheduled distributions on the multi-class pass-through securities. The principal and interest on the underlying collateral may be allocated among a CMO’s various classes in many ways. In a common structure, payments of principal on the underlying mortgages, including any principal prepayments, are applied to the classes of a series of a CMO in the order of their respective stated maturities or final distribution dates rather than on a pro rata basis across all classes simultaneously, so that no payment of principal will be made on any class until all other classes having an earlier stated maturity or final distribution date have been paid in full. This sequential retirement structure allows the CMO to use the cash flows from the underlying collateral to create classes with short-, intermediate- and long-term maturities with corresponding risk characteristics. Principal prepayments on collateral underlying CMOs may cause the CMOs to be retired substantially earlier than their stated maturities or final distribution dates.
A CMO may designate the most junior class it issues as a “residual” class (sometimes referred to as a  Z Bond). Shareholders of this class will be entitled only to any amounts remaining after shareholders of all other classes (and any fees or expenses) have been paid in full. The amount of residual cash flow will depend on various factors including the characteristics of the underlying assets, interest rates, prepayment rates, the allocation of payments to more senior classes, and the amount of administrative expenses. Residual classes tend to have market prices and yields that are much more volatile than other mortgage-backed securities and will often be subject to greater credit risk, liquidity risk, market risk, and interest rate risk than other mortgage-backed securities. The yield to maturity on a residual class can also be extremely sensitive to changes in the level of the index upon which interest rate adjustments are based. The residual class of a CMO may be subject to restrictions on transferability and, in certain circumstances, can be difficult to value.
Some  CMOs may have classes that have a right to receive interest only (“IOs”) or principal only (“POs”). IOs and POs can be extremely sensitive to changes in interest rates and rates of payment on principal on the underlying collateral. IOs tend to decrease in value substantially if interest rates decline and collateral prepayment rates become more rapid. POs tend to decrease in value substantially if interest rates increase and the rate of collateral prepayment decreases. In each case, as applicable, the liquidity of IOs or POs could be significantly impaired and challenges could arise with valuing these securities. See “Stripped mortgage securities” below.
One or more classes of a CMO may have interest rates that reset periodically as adjustable-rate mortgage loans (“ARMs”) do. These adjustable rate classes are known as “floating-rate CMOs”. Floating-rate CMOs are typically issued with lifetime “caps” on the interest rate. These caps, similar to the caps on ARMs, limit the Fund’s potential to gain from rising interest rates and increase the sensitivity of the CMO’s price to interest rate changes while rates remain above the cap.
CMOs may also have classes that have a right to receive amounts that remain only after Floating Rate CMOs are paid (an “inverse floater”). Like IOs and POs, inverse floaters can be extremely sensitive to changes in interest rates. Interest rates on inverse floaters generally decrease when short-term interest rates increase, and generally increase when short-term interest rates decline. When interest rates change or other market conditions occur, the value of an inverse floater may increase or decrease at a multiple of the increase or decrease in the value of the underlying securities, which could cause a fund to lose the entire value of its investment in an inverse floater.
The Fund may invest in parallel-pay and planned amortization class (“PAC”)  CMOs and multi-class pass through certificates. Parallel-pay CMOs and multi-class pass-through certificates typically provide payments of principal on each payment date to more than one class. These simultaneous payments are taken into account in calculating the stated maturity date or final distribution date of each class. PACs generally require payments of a specified amount of principal on each payment date. PACs are parallel-pay CMOs with the required principal amount on such securities having the highest priority after interest has been paid to all classes. Any CMO or multi-class pass through structure that includes PAC securities must also have support tranches – known as support bonds, companion bonds or non-PAC bonds – that lend or absorb principal cash flows to allow the PAC securities to maintain their stated maturities and final distribution dates within a range of actual prepayment experience. These support tranches are subject to a higher level of maturity risk compared to other mortgage-related securities, and usually provide a higher yield to compensate investors. If principal cash flows are received in amounts outside a pre-determined range such that the support bonds cannot lend or absorb sufficient cash flows to the PAC securities as intended, the PAC securities are subject to heightened maturity risk.
All the risks applicable to a traditional  MBS also apply to CMOs taken as a whole, even though certain classes of the CMO may be protected to a certain degree against a particular risk by subordinated classes. The risks associated with an investment in a particular CMO class vary substantially depending on the combination of rights associated with that class. In general, investments in subordinated classes of a CMO bear greater risks associated with MBS generally than more senior classes, be it credit risk, prepayment or extension risk (the risk of a security’s expected maturity being reduced or lengthened in duration due to a change of the timing of payment), interest rate risk, income risk, market risk, liquidity risk or any other risk associated with a debt or equity instrument with similar features to the relevant class. The more subordinated the class of CMO, the greater these risks tend to be. As a result, an investment in the most subordinated class of a CMO is often riskier than an investment in other types of MBS.
CMOs are generally required to maintain more collateral than REMICs to collateralize the CMOs being issued. Most REMICs are not subject to the same minimum collateralization requirements and may be permitted to issue the full value of their assets as securities, without reserving any amount as collateral. As a result, an investment in the subordinated classes of a REMIC may be riskier than an investment in equivalent classes of a CMO.

Investment Strategies and Risks
CMOs may be issued, guaranteed or sponsored by governmental entities or by private entities. Consequently, they involve risks similar to those of traditional MBS that have been issued, guaranteed, or sponsored by such government and/or private entities. For example, the Fund is generally exposed to a greater risk of loss due to default when investing in CMOs that have not been issued, guaranteed, or sponsored by a government entity.
Timely payment of interest and principal (but not the market value and yield) of some of these pools is supported by various forms of insurance or guarantees issued by private issuers, those who pool the mortgage assets and, in some cases, by US government agencies. There can be no assurance, however, that any such insurance or guarantee will be effective, and investors in these pools may still experience losses.
CMOs involve risks including the uncertainty of the timing of cash flows that results from the rate of prepayments on the underlying mortgages serving as collateral, and risks resulting from the structure of the particular CMO transaction and the priority of the individual tranches. The prices of some CMOs, depending on their structure and the rate of prepayments, can be volatile. Some CMOs may be less liquid than other types of MBS. As a result, it may be difficult or impossible to sell the securities at an advantageous price or time under certain circumstances. Yields on privately issued CMOs have been historically higher than the yields on CMOs issued and guaranteed by US government agencies or instrumentalities. The risk of loss due to default on privately issued CMOs, however, is historically higher since the US government has not guaranteed them.
To the extent any privately issued  CMOs in which the Fund invests are considered by the SEC to be an investment company, the Fund will limit its investments in such securities in a manner consistent with the provisions of the 1940 Act, SEC rules thereunder and exemptions thereto.
Commercial mortgage-backed securities (“CMBS”). CMBS are issued by special purpose entities that represent an undivided interest in a portfolio of mortgage loans backed by commercial properties. The loans are collateralized by various types of commercial property, which include, but are not limited to, multifamily housing, retail shopping centers, office space, hotels, and healthcare facilities. Private lenders, such as banks or insurance companies, originate these loans and then sell the loans directly into a CMBS trust or other entity. CMBS are subject to credit risk, prepayment risk, and extension risk. The Manager, through its careful credit analysis, attempts to address the risk of an issuer being unable to make timely payments of interest and principal. Although prepayment risk is present, it is of a lesser degree in CMBS than in the residential mortgage market.
Stripped mortgage securities. Some  MBS referred to as stripped MBS are divided into classes which receive different proportions of the principal and interest payments or, in some cases, only payments of principal or interest (but not both). Other MBS referred to as net interest margin (“NIM”) securities give the investor the right to receive any excess interest earned on a pool of mortgage loans remaining after all classes and service providers have been paid in full. Stripped MBS may be issued by government or private entities. Stripped MBS issued or guaranteed by agencies or instrumentalities of the US government are typically more liquid than privately issued stripped MBS.
Stripped  MBS are usually structured with two classes, each receiving different proportions of the interest and principal distributions on a pool of mortgage assets. In most cases, one class receives all of the interest (the interest-only or “IO” class), while the other class receives all of the principal (the principal-only or “PO” class). The return on an IO class is extremely sensitive not only to changes in prevailing interest rates but also to the rate of principal payments (including prepayments) on the underlying mortgage assets. A rapid rate of principal payments may have a material adverse effect on any IO class held by the Fund. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Fund may fail to recoup its initial investment fully, even if the securities are rated in the highest rating categories, AAA or Aaa, by Standard & Poor’s Financial Services LLC (“S&P”) or Moody’s Investors Service, Inc. (“Moody’s”), respectively.
NIM securities represent a right to receive any “excess” interest computed after paying coupon costs, servicing costs and fees and any credit losses associated with the underlying pool of home equity loans. Like traditional stripped MBS, the return on a NIM security is sensitive not only to changes in prevailing interest rates but also to the rate of principal payments (including prepayments) on the underlying home equity loans. NIM securities are highly sensitive to credit losses on the underlying collateral and the timing in which those losses are taken.
Stripped  MBS and NIM securities tend to exhibit greater market volatility in response to changes in interest rates than other types of MBS and are purchased and sold by institutional investors, such as the Fund, through investment banking firms acting as brokers or dealers. Some of these securities may be deemed “illiquid” and therefore subject to the Fund’s limitation on investment in illiquid investments and the risks associated with illiquidity.
Mortgage loan and home equity loan pools offering pass-through investments in addition to those described above may be created in the future. The mortgages underlying these securities may be alternative mortgage instruments, that is, mortgage instruments whose principal or interest payments may vary or whose terms to maturity may differ from customary long-term, fixed-rate mortgages. As new types of mortgage and home equity loan securities are developed and offered to investors, the Fund may invest in them if they are consistent with the Fund’s objective, policies and quality standards.
Additional risks. In addition to the special risks described below, MBS are subject to many of the same risks as other types of debt securities. The market value of MBS, like other debt securities, will generally vary inversely with changes in market interest rates, declining when interest rates rise and rising when interest rates decline. MBS differ from conventional debt securities in that most MBS are pass-through securities. This means that they typically provide investors with periodic payments (typically monthly) consisting of a pro rata share of both regular interest and principal payments, as well as unscheduled early prepayments, on the underlying mortgage pool (net of any fees paid to the issuer or guarantor of such securities and any applicable loan servicing fees). As a result, the holder of the MBS (i.e., the Fund) receives scheduled payments of principal and interest and may receive unscheduled principal payments representing prepayments on the underlying mortgages. The rate of prepayments on the underlying mortgages generally increases as interest rates decline, and when the Fund reinvests the payments and any unscheduled prepayments of principal it receives, it may receive a rate of interest that is lower than the rate on the existing MBS. For this reason, pass-through MBS may have less potential for capital appreciation as interest rates decline and may be less effective than other types of US government or other debt securities as a means of “locking in” long-term interest rates. In general, fixed rate MBS have greater exposure to this “prepayment risk” than variable rate securities.
An unexpected rise in interest rates could extend the average life of an  MBS because of a lower than expected level of prepayments or higher than expected amounts of late payments or defaults. In addition, to the extent MBS are purchased at a premium, mortgage foreclosures and unscheduled principal prepayments may result in some loss of the holder’s principal investment to the extent of the premium paid. On the other hand, if MBS are purchased at a discount, both a scheduled payment of principal and an unscheduled prepayment of principal will increase current and total returns and will accelerate the recognition of income that, when distributed to shareholders, will generally be treated as ordinary income. Regulatory or tax changes may also adversely affect the MBS market as a whole.
Guarantees. The existence of a guarantee or other form of credit support on an  MBS usually increases the price that the Fund pays for the security. There is always the risk that the guarantor will default on its obligations. When the guarantor is the US government, there is minimal risk of guarantor default. However, the risk remains if the credit support or guarantee is provided by a private party or a US government agency or sponsored enterprise. Even if the guarantor meets its obligations, there can be no assurance that the type of guarantee or credit support provided will be effective at reducing losses or delays to investors, given the nature of the default. A guarantee only assures timely payment of interest and principal, not a particular rate of return on the Fund’s investment or protection against prepayment or other risks. The market price and yield of the MBS at any given time are not guaranteed and are likely to fluctuate.
Municipal Bonds
The Fund may invest in tax-free municipal securities, including general obligations and revenue issues, and tax-free commercial paper. The Fund may also purchase project notes issued by local agencies under a program administered by the US Department of Housing and Urban Development. Project notes are secured by the full faith and credit of the US. S&P and Moody’s rate the quality of many municipal securities. These ratings represent the opinions of S&P and Moody’s. It should be emphasized, however, that ratings are general and are not absolute standards of quality. These ratings are the initial criteria for selection of portfolio investments, but the Fund will further evaluate these securities. If the security or, as relevant, its issuer has not been rated, the Manager must determine that the security is comparable to securities that are so rated.
Municipal bonds are generally understood to include debt obligations issued to obtain funds for various public purposes, including the construction of a wide range of public facilities such as airports, bridges, highways, housing, hospitals, mass transportation, schools, streets, and water and sewer works. Other public purposes for which municipal bonds may be issued include the refunding of outstanding obligations, obtaining funds for general capital expenses, and the obtaining of funds to lend to other public institutions and facilities. In addition, certain types of industrial development bonds are issued by or on behalf of public authorities to obtain funds to provide privately operated housing facilities, sports facilities, convention or trade show facilities, airport, mass transit, port or parking facilities, air or water pollution control facilities, and certain local facilities for water supply, gas, electricity, or sewage or solid waste disposals. Such obligations are included within the term “municipal bonds” provided that the interest paid thereon qualifies as exempt from federal income tax in the opinion of bond counsel to the issuer. In addition, the interest paid on industrial development bonds, the proceeds from which are used for the construction, equipment, repair, or improvement of privately operated industrial or commercial facilities, may be exempt from federal income tax, although current federal tax laws place substantial limitations on the size of such issues.
The two principal classifications of municipal bonds are “general obligation” and “revenue” bonds. General obligation bonds are secured by the issuer’s pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source, but not from the general taxing power. Tax exempt industrial development bonds are, in most cases, revenue bonds and do not generally carry the pledge of the credit of the issuer of such bonds. There are, of course, variations in the security of municipal bonds, both within a particular classification and between classifications.
The yields on municipal bonds are dependent on a variety of factors, including general money market conditions, general conditions of the municipal bond market, size of a particular offering, maturity of the obligations, and rating of the issue. The imposition of the Fund’s management fee, as well as other operating expenses, will have the effect of reducing the yield to investors.
Options
The Fund may write call options and purchase put options on a covered basis only. The Fund will not engage in option strategies for speculative purposes.
Overview. An option is a contract that gives the purchaser of the option, in return for the premium paid, the right to buy an underlying reference instrument, such as a specified security, currency, index, or other instrument, from the writer of the option (in the case of a call option), or to sell a specified reference instrument to the writer of the option (in the case of a put option) at a designated price during the term of the option. The

Investment Strategies and Risks
premium paid by the buyer of an option will reflect, among other things, the relationship of the exercise price to the market price and the volatility of the underlying reference instrument; the remaining term of the option, supply, demand, or interest rates; and/or currency exchange rates. An American style put or call option may be exercised at any time during the option period while a European style put or call option may be exercised only upon expiration or during a fixed period prior thereto. Put and call options are traded on national securities exchanges and in the OTC market.
Options traded on national securities exchanges are within the jurisdiction of the SEC or other appropriate national securities regulator, as are securities traded on such exchanges. As a result, many of the protections provided to traders on organized exchanges will be available with respect to such transactions. In particular, all option positions entered into on a national securities exchange in the US are cleared and guaranteed by the Options Clearing Corporation, thereby reducing the risk of counterparty default. Furthermore, a liquid secondary market in options traded on a national securities exchange may be more readily available than in the OTC market, potentially permitting the  Fund  to liquidate open positions at a profit prior to exercise or expiration, or to limit losses in the event of adverse market movements. There is no assurance, however, that higher than anticipated trading activity or other unforeseen events might not temporarily render the capabilities of the Options Clearing Corporation inadequate, and thereby result in the exchange instituting special procedures which may interfere with the timely execution of the Fund’s orders to close out open options positions.
Purchasing call and put options. As the buyer of a call option, the  Fund has a right to buy the underlying reference instrument (e.g., a currency or security) at the exercise price at any time during the option period (for American style options). The Fund may enter into closing sale transactions with respect to call options, exercise them, or permit them to expire. For example, the Fund may buy call options on underlying reference instruments that it intends to buy with the goal of limiting the risk of a substantial increase in their market price before the purchase is effected. Unless the price of the underlying reference instrument changes sufficiently, a call option purchased by the Fund may expire without any value to the Fund, in which case the Fund would experience a loss to the extent of the premium paid for the option plus related transaction costs.
As the buyer of a put option, the Fund has the right to sell the underlying reference instrument at the exercise price at any time during the option period (for American style options). As with a call option, the Fund may enter into closing sale transactions with respect to put options, exercise them or permit them to expire. The Fund may buy a put option on an underlying reference instrument owned by the Fund (a protective put) as a hedging technique in an attempt to protect against an anticipated decline in the market value of the underlying reference instrument. Such hedge protection is provided only during the life of the put option when the Fund, as the buyer of the put option, is able to sell the underlying reference instrument at the put exercise price, regardless of any decline in the underlying instrument’s market price. The Fund may also seek to offset a decline in the value of the underlying reference instrument through appreciation in the value of the put option. A put option may also be purchased with the intent of protecting unrealized appreciation of an instrument when the Manager deems it desirable to continue to hold the instrument because of tax or other considerations. The premium paid for the put option and any transaction costs would reduce any short-term capital gain that may be available for distribution when the instrument is eventually sold. Buying put options at a time when the buyer does not own the underlying reference instrument allows the buyer to benefit from a decline in the market price of the underlying reference instrument, which generally increases the value of the put option.
If a put option were not terminated in a closing sale transaction when it has remaining value, and if the market price of the underlying reference instrument remains equal to or greater than the exercise price during the life of the put option, the buyer would not make any gain upon exercise of the option and would experience a loss to the extent of the premium paid for the option plus related transaction costs. In order for the purchase of a put option to be profitable, the market price of the underlying reference instrument must decline sufficiently below the exercise price to cover the premium and transaction costs.
Writing call and put options. Writing options may permit the writer to generate additional income in the form of the premium received for writing the option. The writer of an option may have no control over when the underlying reference instruments must be sold (in the case of a call option) or purchased (in the case of a put option) because the writer may be notified of exercise at any time prior to the expiration of the option (for American style options). Whether or not an option expires unexercised, the writer retains the amount of the premium. Writing “covered” call options means that the writer owns the underlying reference instrument that is subject to the call option. The Fund will write call options on a covered basis only.
If the Fund writes a covered call option, any underlying reference instruments that are held by the Fund and subject to the call option will be earmarked on the books of the Fund as segregated to satisfy its obligations under the option. The Fund will be unable to sell the underlying reference instruments that are subject to the written call option until the Fund either effects a closing transaction with respect to the written call, or otherwise satisfies the conditions for release of the underlying reference instruments from segregation. As the writer of a covered call option, the  Fund gives up the potential for capital appreciation above the exercise price of the option should the underlying reference instrument rise in value. If the value of the underlying reference instrument rises above the exercise price of the call option, the reference instrument will likely be “called away,” requiring the  Fund to sell the underlying instrument at the exercise price. In that case, the  Fund will sell the underlying reference instrument to the option buyer for less than its market value, and the Fund will experience a loss (which will be offset by the premium received by the Fund as the writer of such option). If a call option expires unexercised, the Fund will realize a gain in the amount of the premium received. If the market price of the underlying reference instrument decreases, the call option will not be exercised and the Fund will be able to use the amount of the premium received to hedge against the loss in value of the underlying reference instrument. The exercise price of a call option will be chosen based upon the expected price movement of the underlying reference instrument. The exercise price of a call option may be below, equal to (at-the-money), or above the current value of the underlying reference instrument at the time the option is written.

As the writer of a put option, the Fund has a risk of loss should the underlying reference instrument decline in value. If the value of the underlying reference instrument declines below the exercise price of the put option and the put option is exercised, the Fund, as the writer of the put option, will be required to buy the instrument at the exercise price, which will exceed the market value of the underlying reference instrument at that time. The  Fund will incur a loss to the extent that the current market value of the underlying reference instrument is less than the exercise price of the put option. However, the loss will be offset in part by the premium received from the buyer of the put. If a put option written by the Fund expires unexercised, the Fund will realize a gain in the amount of the premium received.
Closing out options (exchange-traded options). As the writer of an option, if the Fund wants to terminate its obligation, the Fund may effect a “closing purchase transaction” by buying an option of the same series as the option previously written. The effect of the purchase is that the clearing corporation will cancel the Fund’s position. However, a writer may not effect a closing purchase transaction after being notified of the exercise of an option. Likewise, the buyer of an option may recover all or a portion of the premium that it paid by effecting a “closing sale transaction” by selling an option of the same series as the option previously purchased and receiving a premium on the sale. There is no guarantee that either a closing purchase or a closing sale transaction may be made at a time desired by the Fund. Closing transactions allow the Fund to terminate its positions in written and purchased options. The Fund will realize a profit from a closing transaction if the price of the transaction is less than the premium received from writing the original option (in the case of written options) or is more than the premium paid by the Fund to buy the option (in the case of purchased options). For example, increases in the market price of a call option sold by the Fund will generally reflect increases in the market price of the underlying reference instrument. As a result, any loss resulting from a closing transaction on a written call option is likely to be offset in whole or in part by appreciation of the underlying instrument owned by the Fund.
Over-the-counter (“OTC”) options. Like exchange-traded options, OTC options give the holder the right to buy from the writer, in the case of OTC call options, or sell to the writer, in the case of OTC put options, an underlying reference instrument at a stated exercise price. OTC options, however, differ from exchange-traded options in certain material respects.
OTC options are arranged directly with dealers and not with a clearing corporation or exchange. Consequently, there is a risk of nonperformance by the dealer, including because of the dealer’s bankruptcy or insolvency. While the Fund uses only counterparties, such as dealers, that meet its credit quality standards, in unusual or extreme market conditions, a counterparty’s creditworthiness and ability to perform may deteriorate rapidly, and the availability of suitable replacement counterparties may become limited. Because there is no exchange, pricing is typically done based on information from market makers or other dealers. OTC options are available for a greater variety of underlying reference instruments and in a wider range of expiration dates and exercise prices than exchange-traded options.
There can be no assurance that a continuous liquid secondary market will exist for any particular OTC option at any specific time. The Fund may be able to realize the value of an OTC option it has purchased only by exercising it or entering into a closing sale transaction with the dealer that issued it. When the  Fund writes an OTC option, it generally can close out that option prior to its expiration only by entering into a closing purchase transaction with the dealer with which the Fund originally wrote the option. The Fund may suffer a loss if it is not able to exercise the option (in the case of a purchased option) or enter into a closing sale transaction on a timely basis.
Risks of options. The Fund’s options investments involve certain risks, including general risks related to derivatives instruments. There can be no assurance that a liquid secondary market on an exchange will exist for any particular option, or at any particular time, and the Fund may have difficulty effecting closing transactions in particular options. Therefore, the Fund would have to exercise the options it purchased in order to realize any profit, thus taking or making delivery of the underlying reference instrument when not desired. The Fund could then incur transaction costs upon the sale of the underlying reference instruments. Similarly, when the Fund cannot effect a closing transaction with respect to a put option it wrote, and the buyer exercises, the Fund would be required to take delivery and would incur transaction costs upon the sale of the underlying reference instruments purchased. If the  Fund, as a covered call option writer, is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying reference instrument until the option expires, it delivers the underlying instrument upon exercise, or it segregates enough liquid assets to purchase the underlying reference instrument at the marked-to-market price during the term of the option. When trading options on non-US exchanges or in the OTC market, many of the protections afforded to exchange participants will not be available. For example, there may be no daily price fluctuation limits, and adverse market movements could therefore continue to an unlimited extent over an indefinite period of time.
The effectiveness of an options strategy for hedging depends on the degree to which price movements in the underlying reference instruments correlate with price movements in the relevant portion of the  Fund’s portfolio that is being hedged. In addition, the Fund bears the risk that the prices of its portfolio investments will not move in the same amount as the option it has purchased or sold for hedging purposes, or that there may be a negative correlation that would result in a loss on both the investments and the option. If the Manager is not successful in using options in managing the Fund’s investments, the Fund’s performance will be worse than if the Manager did not employ such strategies.
Repurchase Agreements
The Fund may invest in repurchase agreements, although it normally does not do so, except to invest cash balances or for temporary defensive purposes.

Investment Strategies and Risks
Under a repurchase agreement, the Fund agrees to buy securities guaranteed as to payment of principal and interest by the US government or its agencies or  instrumentalities from a qualified bank or broker/dealer and then to sell the securities back to the bank or broker/dealer on an agreed upon date (generally less than seven days) at a higher price, which reflects currently prevailing short-term interest rates. Entering into repurchase agreements allows the Fund to earn a return on cash in the Fund’s portfolio that would otherwise remain uninvested. The bank or broker/dealer must transfer to the Fund’s custodian, as collateral, securities with an initial market value of at least 102% of the dollar amount paid by the Fund to the counterparty. The Manager will monitor the value of such collateral daily to determine that the value of the collateral equals or exceeds the repurchase price.
Repurchase agreements may involve risks in the event of default or insolvency of the bank or broker/dealer, including possible delays or restrictions upon the Fund’s ability to sell the underlying securities and additional expenses in seeking to enforce the Fund’s rights and recover any losses. The Fund will enter into repurchase agreements only with parties who meet certain  creditworthiness standards, i.e., banks or broker/dealers that the Manager has determined, based on the information available at the time, present no serious risk of becoming involved in bankruptcy proceedings within the time frame contemplated by the repurchase agreement. Although the Fund seeks to limit the credit risk under a repurchase agreement by carefully selecting counterparties and accepting only high-quality collateral, some credit risk remains. The counterparty could default, which may make it necessary for the Fund to incur expenses to liquidate the collateral. In addition, the collateral may decline in value before it can be liquidated by the Fund. A repurchase agreement with more than seven days to maturity may be considered an illiquid investment and may be subject to the Fund’s investment restriction on illiquid investments.
The  Nomura Funds have obtained an exemption (the “Order”) from the joint-transaction prohibitions of Section 17(d) of the 1940 Act to allow Nomura Funds jointly to invest cash balances. As part of the Nomura Funds, the Fund may invest cash balances in a joint repurchase agreement in accordance with the terms of the Order and subject generally to the conditions described above.
Securities from Corporate Actions
From time to time, the  Fund may receive securities as a result of a corporate action, bankruptcy proceeding, or other event impacting the issuer (or an affiliate of the issuer) of securities held by the Fund. These securities may include equity securities, preferred securities, convertible securities, or other types of instruments not typically held by the Fund, such as partnership interests, limited liability company interests, or trust units. These securities may be issued by newly formed entities or entities spun out of an existing entity. To the extent the  Fund receives securities under these circumstances, the Fund will be subject to the risks generally associated with those types of securities, which may not be risks typical for the Fund. The Fund may also be subject to additional risks as a result of receiving these securities, including liquidity risks and valuation risks, as these securities may be subject to restrictions on transfer and may be difficult to value.
Securities Lending
The Fund may loan up to 25% of its assets to qualified broker/dealers or institutional investors for their use relating to short sales or other security transactions.
The Fund, along with other funds in the Nomura Funds, may lend its securities pursuant to a security lending agreement (“Lending Agreement”) with The Bank of New York Mellon (“BNY”). At the time a security is loaned, the borrower must post collateral equal to the required percentage of the market value of the loaned security, including any accrued interest. The required percentage is: (i) 102% with respect to US securities and foreign securities that are denominated and payable in US dollars; and (ii) 105% with respect to foreign securities. With respect to each loan if, on any business day, the aggregate market value of securities collateral plus cash collateral held is less than the aggregate market value of the securities which are the subject of such loan, the borrower will be notified to provide additional collateral by the end of the following business day which, together with the collateral already held, will be not less than the applicable initial collateral requirements for such security loan. If the aggregate market value of securities collateral and cash collateral held with respect to a security loan exceeds the applicable initial collateral requirement, upon the request of the borrower, BNY must return enough collateral to the borrower by the end of the following business day to reduce the value of the remaining collateral to the applicable initial collateral requirement for such security loan. As a result of the foregoing, the value of the collateral held with respect to a loaned security on any particular day may be more or less than the value of the security on loan.
The investment guidelines permit each separate account to hold certain securities that would be considered eligible securities for a money market fund. Cash collateral received is generally invested in government securities; certain obligations issued by government sponsored enterprises; repurchase agreements  collateralized by US Treasury securities; certain obligations issued by the central government of any Organization for Economic Cooperation and Development (OECD) country or its agencies, instrumentalities or establishments; certain obligations of supranational organizations, commercial paper, notes, bonds and other debt obligations; certificates of deposit, time deposits and other bank obligations; and asset-backed securities.
The Fund can also accept US government securities and letters of credit (non-cash collateral) in connection with securities loans. In the event of default or bankruptcy by the lending agent, realization and/or retention of the collateral may be subject to legal proceedings. In the event the borrower fails to return the loaned securities and the collateral received is insufficient to cover the value of the loaned securities and provided such collateral shortfall is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to the Fund or, at the discretion of the lending agent, replace the loaned securities. The Fund continues to record dividends or interest, as applicable, on the securities loaned and is subject to changes in value of the securities loaned that may occur during the term of the loan. The Fund has the right under the

Lending Agreement to recover the securities from the borrower on demand. With respect to security loans  collateralized by non-cash collateral, the Fund receives loan premiums paid by the borrower. With respect to security loans collateralized by cash collateral, the earnings from the collateral investments are shared among the Fund, the security lending agent, and the borrower. The Fund records security lending income net of allocations to the security lending agent and the borrower.
Short-Term Debt Instruments and Temporary Investments
The Fund may invest in money market securities (the types of which are discussed below) for liquidity and cash management purposes or if the Manager determines that securities meeting the Fund’s investment objective and policies are not otherwise readily available for purchase. The Fund may invest its cash balance in US government securities and other short-term instruments. The Fund may take temporary defensive positions in reaction to unusual market conditions, anticipated redemptions, or other events. For temporary defensive purposes during periods when the Manager determines that conditions warrant, the Fund may increase this percentage up to 100%. For purposes of these policies, money market securities include (i) short-term US government securities, including custodial receipts evidencing separately traded interest and principal components of securities issued by the US Treasury; (ii) commercial paper rated in the highest short-term rating category by a NRSRO, such as S&P or Moody’s, or determined by the Manager to be of comparable quality at the time of purchase; (iii) short-term bank obligations (certificates of deposit, time deposits, and bankers’ acceptances) of US domestic banks, foreign banks and foreign branches of domestic banks, and commercial banks with assets of at least $1 billion as of the end of their most recent fiscal year; and (iv) repurchase agreements involving such securities. Each of these types of money market securities is discussed in more detail in this SAI.
US Government Securities. Examples of types of US government obligations in which the Fund may invest include US Treasury obligations and the obligations of US government agencies such as Federal Home Loan Banks, Federal Farm Credit Banks, Federal Land Banks, the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the US, Small Business Administration, Fannie Mae,  Ginnie Mae, General Services Administration, Student Loan Marketing Association, Central Bank for Cooperatives, Freddie Mac, Federal Intermediate Credit Banks, Maritime Administration, and other similar agencies. Whether backed by the full faith and credit of the US Treasury or not, US government securities are not guaranteed against price movements due to fluctuating interest rates.

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US Treasury Obligations. US Treasury obligations consist of bills, notes, and bonds issued by the US Treasury and separately traded interest and principal component parts of such obligations that are transferable through the federal book-entry system known as Separate Trading of Registered Interest and Principal of Securities (“STRIPS”) and Treasury Receipts (“TRs”).

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Receipts. Interests in separately traded interest and principal component parts of US government obligations that are issued by banks or brokerage firms and are created by depositing US government obligations into a special account at a custodian bank. The custodian holds the interest and principal payments for the benefit of the registered owners of the certificates or receipts. The custodian arranges for the issuance of the certificates or receipts evidencing ownership and maintains the register.  TRs and STRIPS are interests in accounts sponsored by the US Treasury. Receipts are sold as zero coupon securities.

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US Government Zero Coupon Securities. STRIPS and receipts are sold as zero coupon securities, that is, fixed income securities that have been stripped of their  unmatured interest coupons. Zero coupon securities are sold at a (usually substantial) discount and redeemed at face value at their maturity date without interim cash payments of interest or principal. The amount of this discount is accreted over the life of the security, and the accretion constitutes the income earned on the security for both accounting and tax purposes. Because of these features, the market prices of zero coupon securities are generally more volatile than the market prices of securities that have similar maturity but that pay interest periodically. Zero coupon securities are likely to respond to a greater degree to interest rate changes than are non-zero coupon securities with similar maturity and credit qualities.

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US Government Agencies. Some obligations issued or guaranteed by agencies of the US government are supported by the full faith and credit of the US Treasury, others are supported by the right of the issuer to borrow from the Treasury, while still others are supported only by the credit of the instrumentality. Guarantees of principal by agencies or  instrumentalities of the US government may be a guarantee of payment at the maturity of the obligation so that in the event of a default prior to maturity there might not be a market and thus no means of realizing on the obligation prior to maturity. Guarantees as to the timely payment of principal and interest do not extend to the value or yield of these securities or to the value of the Fund’s shares.

Commercial Paper. Commercial paper is the term used to designate unsecured short-term promissory notes issued by corporations and other entities.  Maturities on these issues vary from a few to 270 days. The Fund may invest in short-term promissory notes issued by corporations that, at the time of purchase, are rated P-1 and/or A-1. Commercial paper ratings P-1 by Moody’s and A-1 by S&P are the highest investment grade category.  See “Appendix A — Description of Ratings” for a description of the rating symbols of S&P and Moody’s.
Obligations of Domestic Banks, Foreign Banks and Foreign Branches of US Banks. The Fund may invest in obligations issued by banks and other savings institutions. Investments in bank obligations include obligations of domestic branches of foreign banks and foreign branches of domestic banks. Such investments in domestic branches of foreign banks and foreign branches of domestic banks are not covered by the Federal Deposit Insurance Corporation (“FDIC”) and may involve risks that are different from investments in securities of domestic branches of US banks. These risks may include future unfavorable political and economic developments, possible withholding taxes on interest income, seizure or nationalization of foreign deposits, currency controls, interest limitations, or other governmental restrictions that might affect the payment of principal

Investment Strategies and Risks
or interest on the securities held by the Fund. Additionally, these institutions may be subject to less stringent reserve requirements and to different accounting, auditing, reporting, and recordkeeping requirements than those applicable to domestic branches of US banks. Bank obligations include the following:

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Bankers’ Acceptances. Bankers’ acceptances are bills of exchange or time drafts drawn on and accepted by a commercial bank. Corporations use bankers’ acceptances to finance the shipment and storage of goods and to furnish dollar exchange.  Maturities are generally six months or less.

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Certificates of Deposit. Certificates of deposit are interest-bearing instruments with a specific maturity. They are issued by banks and savings and loan institutions in exchange for the deposit of funds and normally can be traded in the secondary market prior to maturity. Unless they can be traded on a secondary market, certificates of deposit with penalties for early withdrawal may be considered illiquid.

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Time Deposits. Time deposits are nonnegotiable receipts issued by a bank in exchange for the deposit of funds. Like a certificate of deposit, they earn a specified rate of interest over a definite period of time; however, they cannot be traded in the secondary market. Time deposits with a withdrawal penalty or that mature in more than seven calendar days may be considered to be illiquid investments.

Swaps
The Fund may enter into credit default swap (“CDS”) contracts  as well as interest rate and index swaps. With respect to interest rate and index swaps, the Fund will engage in a swap transaction only if all of the reference rates used in the swap are related to or derived from securities, instruments, or markets that are otherwise eligible investments for the Fund, and subject to the investment limitations on the instruments to which the purchased reference rate relates. Similarly, the extent to which the Fund may invest in a swap, as measured by the notional amount, will be subject to the same limitations as the eligible investments to which the purchased reference rate relates. Interest rate swaps may be used as a duration management tool. The Fund may also use swaps to gain exposure to specific markets. Other uses of swaps could help permit the Fund to preserve a return or spread on a particular investment or portion of its portfolio or to protect against an increase in the price of securities the Fund anticipates purchasing at a later date. Interest rate swaps may also be considered substitutes for interest rate futures in many cases where the hedging horizon is longer than the maturity of the typical futures contract, and may be considered to provide more liquidity than similar forward contracts, particularly long-term forward contracts. The Fund will engage in swap transactions only to the extent consistent with its investment objective and strategies.
Swaps may be priced using fair value pricing. The income provided by a swap should be qualifying income for purposes of  Subchapter M of the Internal Revenue Code. Swaps should not otherwise result in any significant diversification or valuation issues under Subchapter M of the Internal Revenue Code.
Comprehensive swaps regulation. The  Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 (the “Dodd-Frank Act”) and related regulatory developments have imposed comprehensive regulatory requirements on swaps and swap market participants. This regulatory framework includes: (1) registration and regulation of swap dealers and major swap participants; (2) requiring central clearing and execution of standardized swaps; (3) imposing margin requirements on swap transactions; (4) regulating and monitoring swap transactions through position limits and large trader reporting requirements; and (5) imposing record keeping and centralized and public reporting requirements, on an anonymous basis. The CFTC is responsible for the regulation of most swaps. The SEC has jurisdiction over a small segment of the market referred to as “security-based swaps,” which includes swaps on single securities or credits, or narrow-based indices of securities or credits.
Uncleared swaps. In an uncleared swap, the swap  counterparty is typically a brokerage firm, bank, or other financial institution. The  Fund customarily enters into uncleared swaps based on the standard terms and conditions of an International Swaps and Derivatives Association (“ISDA”) Master Agreement. ISDA is a voluntary industry association of participants in the over-the-counter derivatives markets that has developed standardized contracts used by such participants that have agreed to be bound by such standardized contracts.
In the event that one party to a swap transaction defaults and the transaction is terminated prior to its scheduled termination date, one of the parties may be required to make an early termination payment to the other. An early termination payment may be payable by either the defaulting or  non-defaulting party, depending upon which of them is “in-the-money” with respect to the swap at the time of its termination. Early termination payments may be calculated in various ways, but are intended to approximate the amount the “in-the-money” party would have to pay to replace the swap as of the date of its termination.
During the term of an uncleared swap, the Fund is required to pledge to the swap counterparty, from time to time, an amount of cash and/or other assets, referred to as “variation margin,” that is equal to the total net amount (if any) that would be payable by the Fund to the counterparty if all outstanding swaps between the parties were terminated on the date in question, including any early termination payments. Periodically, changes in the variation margin amount are made to recognize changes in value of the contract resulting from, among other things, interest on the notional value of the contract, market value changes in the underlying investment, and/or dividends paid by the issuer of the underlying instrument. Likewise, the counterparty will be required to pledge cash or other assets to cover its obligations to the Fund. However, the amount pledged may not always be equal to or more than the amount due to the other party. Therefore, if a counterparty defaults on its obligations to the Fund, the amount pledged by the counterparty and available to the Fund may not be sufficient to cover all the amounts due to the Fund and the Fund may sustain a loss.
Under applicable uncleared swap margin regulations, a Fund that is deemed to have material swaps exposure may be required to post initial margin in addition to variation margin with respect to uncleared swaps.

Cleared swaps. Certain standardized swaps are subject to mandatory central clearing and exchange trading. The Dodd-Frank Act and related regulations require certain swaps to be cleared and exchange-traded. For example, certain credit default swaps and interest rate swaps are subject to mandatory clearing and trade execution requirements. Additional categories of swaps may become subject to such requirements in the future. Central clearing is intended to reduce counterparty credit risk and increase liquidity, but central clearing does not eliminate these risks and may involve additional costs and risks not involved with uncleared swaps. For more information, see “Risks of cleared swaps” below.
In a cleared swap, the Fund’s ultimate counterparty is a central clearinghouse rather than a brokerage firm, bank, or other financial institution. Cleared swaps are submitted for clearing through each party’s FCM, which must be a member of the clearinghouse that serves as the central counterparty.
When the Fund enters into a cleared swap, it must deliver to the central counterparty (via the FCM) an amount referred to as “initial margin.” Initial margin requirements are determined by the central counterparty, but an FCM may require additional initial margin above the amount required by the central counterparty. During the term of the swap agreement, a “variation margin” amount may also be required to be paid by the Fund or may be received by the Fund in accordance with margin controls set for such accounts, depending upon changes in the marked-to-market value of the swap agreement. At the conclusion of the term of the swap agreement, if the Fund has a loss equal to or greater than the margin amount, the margin amount is paid to the FCM along with any loss in excess of the margin amount. If the Fund has a loss of less than the margin amount, the excess margin is returned to the Fund. If the Fund has a gain, the full margin amount and the amount of the gain are paid to the Fund.
CFTC rules require the trading and execution of certain cleared swaps on public trading facilities. Trading on an exchange-type system may increase market transparency and liquidity but may require the Fund to incur increased expenses to access the same types of swaps that it has used in the past.
Credit default swaps. The “buyer” of protection in a credit default swap agreement is obligated to pay the “seller” a periodic stream of payments over the term of the agreement in return for a payment by the “seller” that is contingent upon the occurrence of a credit event with respect to a specific underlying reference debt obligation (whether as a single debt instrument or as part of an index of debt instruments). The contingent payment by the seller generally is the face amount of the debt obligation, in return for the buyer’s obligation to make periodic cash payments and deliver in physical form the reference debt obligation or a cash payment equal to the then-current market value of that debt obligation at the time of the credit event. If no credit event occurs, the seller would receive a fixed rate of income throughout the term of the contract, while the buyer would lose the amount of its payments and recover nothing. The buyer is also subject to the risk that the seller will not satisfy its contingent payment obligation, if and when due.
Purchasing protection through a credit default swap may be used to attempt to hedge against a decline in the value of debt security or securities due to a credit event. The seller of protection under a credit default swap receives periodic payments from the buyer but is exposed to the risk that the value of the reference debt obligation declines due to a credit event and that it will have to pay the face amount of the reference obligation to the buyer. Selling protection under a credit default swap may also permit the seller to gain exposure that is similar to owning the reference debt obligation directly. As the seller of protection, the Fund would effectively add leverage to its portfolio because, in addition to its total assets, the Fund would be subject to the risk that there would be a credit event and the Fund would have to make a substantial payment in the future.
Generally, a credit event means bankruptcy, failure to timely pay interest or principal, obligation acceleration default, or repudiation or restructuring of the reference debt obligation. There may be disputes between the buyer or seller of a credit default swap agreement or within the swaps market as a whole as to whether or not a credit event has occurred or what the  payout should be which could result in litigation. In some instances where there is a dispute in the credit default swap market, a regional Determinations Committee set up by ISDA may make an official binding determination regarding the existence of credit events with respect to the reference debt obligation of a credit default swap agreement or, in the case of a credit default swap on an index, with respect to a component of the index underlying the credit default swap agreement. In the case of a credit default swap on an index, the existence of a credit event is determined according to the index methodology, which may in turn refer to determinations made by ISDA’s Determinations Committees with respect to particular components of the index.
ISDA’s Determinations Committees are comprised principally of dealers in the OTC derivatives markets which may have a conflicting interest in the determination regarding the existence of a particular credit event. In addition, in the sovereign debt market, a credit default swap agreement may not provide the protection generally anticipated because the government issuer of the sovereign debt instruments may be able to restructure or renegotiate the debt in such a manner as to avoid triggering a credit event. Moreover, (1) sovereign debt obligations may not incorporate common, commercially acceptable provisions, such as collective action clauses, or (2) the negotiated restructuring of the sovereign debt may be deemed non-mandatory on all holders. As a result, the Determinations Committees might then not be able to determine, or may be able to avoid having to determine, that a credit event under the credit default agreement has occurred. For these and other reasons, the buyer of protection in a credit default swap agreement is subject to the risk that certain occurrences, such as particular restructuring events affecting the value of the underlying reference debt obligation, or the restructuring of sovereign debt, may not be deemed credit events under the credit default swap agreement. Therefore, if the credit default swap was purchased as a hedge or to take advantage of an anticipated increase in the value of credit protection for the underlying reference obligation, it may not provide any hedging benefit or otherwise increase in value as anticipated. Similarly, the seller of protection in a credit default swap agreement is subject to the risk that certain occurrences may be deemed to be credit events under the credit default swap agreement, even if these occurrences do not adversely impact the value or creditworthiness of the underlying reference debt obligation.

Investment Strategies and Risks
Interest rate swaps. An interest rate swap is an agreement between two parties to exchange interest rate payment obligations. Each party’s payment obligation under an interest rate swap is determined by reference to a specified “notional” amount of money. Therefore, interest rate swaps generally do not involve the delivery of securities, other underlying instruments, or principal amounts; rather they entail the exchange of cash payments based on the application of the designated interest rates to the notional amount. Accordingly, barring swap counterparty or FCM default, the risk of loss in an interest rate swap is limited to the net amount of interest payments that the Fund is obligated to make or receive (as applicable), as well as any early termination payment payable by or to the Fund upon early termination of the swap.
By swapping fixed interest rate payments for floating interest rate payments, an interest rate swap can be used to increase or decrease the Fund’s exposure to various interest rates, including to hedge interest rate risk. Interest rate swaps are generally used to permit the party seeking a floating-rate obligation the opportunity to acquire such obligation at a rate lower than is directly available in the credit markets, while permitting the party desiring a fixed-rate obligation the opportunity to acquire such a fixed-rate obligation, also frequently at a rate lower than is directly available in the credit markets. The success of such a transaction depends in large part on the availability of fixed-rate obligations at interest (or coupon) rates low enough to cover the costs involved. An interest rate swap transaction is affected by changes in interest rates, which, in turn, may affect the prepayment rate of any underlying debt obligations upon which the interest rate swap is based.
Index swaps. An index swap, also called a total return swap, is an agreement between two parties in which a party typically exchanges a cash flow based on a notional amount of a reference index for a cash flow based on a different index or on another specified instrument or reference rate. Index swaps are generally entered into on a net basis. In an index swap, a fund receives gains or incurs losses based on the total return of a specified index, in exchange for making interest payments to another party. An index swap can also work in reverse with a fund receiving interest payments from another party in exchange for movements in the total return of a specified index.
Risks of swaps generally. The use of swap transactions is a highly specialized activity, which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. Whether the Fund will be successful in using swap agreements to achieve its investment goal depends on the ability of the Manager to predict correctly which types of investments are likely to produce greater returns. If the Manager, in using swap agreements, is incorrect in its forecasts of market values, interest rates, inflation, currency exchange rates or other applicable factors, the investment performance of the Fund will be less than its performance would have been if it had not used the swap agreements.
The risk of loss to the Fund for swap transactions that are entered into on a net basis depends on which party is obligated to pay the net amount to the other party. If the counterparty is obligated to pay the net amount to the Fund, the risk of loss to the Fund is loss of the entire amount that the Fund is entitled to receive. If the Fund is obligated to pay the net amount, the Fund’s risk of loss is generally limited to that net amount. If the swap agreement involves the exchange of the entire principal value of a security, the entire principal value of that security is subject to the risk that the other party to the swap will default on its contractual delivery obligations. In addition, the Fund’s risk of loss also includes any margin at risk in the event of default by the counterparty (in an uncleared swap) or the central counterparty or FCM (in a cleared swap), plus any transaction costs.
Because bilateral swap agreements are structured as two-party contracts and may have terms of greater than seven days, these swaps may be considered to be illiquid and, therefore, subject to the Fund’s limitation on investments in illiquid investments. If a swap transaction is particularly large or if the relevant market is illiquid, the Fund may not be able to establish or liquidate a position at an advantageous time or price, which may result in significant losses. Participants in the swap markets are not required to make continuous markets in the swap contracts they trade. Participants could refuse to quote prices for swap contracts or quote prices with an unusually wide spread between the price at which they are prepared to buy and the price at which they are prepared to sell. Some swap agreements entail complex terms and may require a greater degree of subjectivity in their valuation. However, the swap markets have developed substantially over time, with a large number of financial institutions acting both as principals and agents and utilizing standardized swap documentation. As a result, the swap markets have become increasingly liquid. In addition, central clearing and the trading of cleared swaps on public facilities are intended to enhance liquidity. The Manager, under the supervision  of the Board, is responsible for determining and monitoring the liquidity of the Fund’s swap transactions.
Rules adopted under the Dodd-Frank Act require centralized reporting of detailed information about many swaps, whether cleared or uncleared. This information is available to regulators and also, to a more limited extent and on an anonymous basis, to the public. Reporting of swap data is intended to result in greater market transparency. This may be beneficial to funds that use swaps in their trading strategies. However, public reporting imposes additional recordkeeping burdens on these funds, and the safeguards established to protect anonymity may not fully prevent the identification of fund participants in all circumstances.
Certain Internal Revenue Service (“IRS”) positions may limit the Fund’s ability to use swap agreements in a desired tax strategy. It is possible that developments in the swap markets and/or the laws relating to swap agreements, including potential government regulation, could adversely affect the Fund’s ability to benefit from using swap agreements, or could have adverse tax consequences. For more information about potentially changing regulation, see “Developing government regulation of derivatives” above.
Swaps may be priced using fair value pricing.
Risks of uncleared swaps. Uncleared swaps are not traded on exchanges. As a result, swap participants may not be as protected as participants on organized exchanges. Performance of a swap agreement is the responsibility only of the swap counterparty and not of any exchange or clearinghouse. As a result, the Fund is subject to the risk that a counterparty will be unable or will refuse to perform under such agreement, including because of the counterparty’s bankruptcy or insolvency. The Fund risks the loss of the accrued but unpaid amounts under a swap agreement, which could be substantial, in the event of a default, insolvency, or bankruptcy by a swap counterparty. In such an event, the Fund will have contractual remedies pursuant to the swap agreements, but bankruptcy and insolvency laws could affect the Fund’s rights as a creditor. If the counterparty’s creditworthiness declines, the value of a swap agreement would likely decline, potentially resulting in losses. The Manager will only approve a swap agreement counterparty for the Fund if the Manager deems the counterparty to be creditworthy under the Fund’s counterparty review process. However, in unusual or extreme market conditions, a counterparty’s creditworthiness and ability to perform may deteriorate rapidly, and the availability of suitable replacement counterparties may become limited.
Risks of cleared swaps. As noted above, under recent financial reforms, certain types of swaps are, and others eventually are expected to be, required to be cleared through a central  counterparty, which may affect counterparty risk and other risks faced by the Fund.
Central clearing is designed to reduce  counterparty credit risk and increase liquidity compared to uncleared swaps because central clearing interposes the central clearinghouse as the counterparty to each participant’s swap, but it does not eliminate those risks completely. There is also a risk of loss by the Fund of the initial and variation margin deposits in the event of bankruptcy of the FCM with which the Fund has an open position in a swap contract. The assets of the Fund may not be fully protected in the event of the bankruptcy of the FCM or central counterparty because the Fund might be limited to recovering only a pro rata share of all available funds and margin segregated on behalf of an FCM’s customers. If the FCM does not provide accurate reporting, the Fund is also subject to the risk that the FCM could use the Fund’s assets, which are held in an omnibus account with assets belonging to the FCM’s other customers, to satisfy its own financial obligations or the payment obligations of another customer to the central counterparty. Credit risk of cleared swap participants is concentrated in a few clearinghouses, and the consequences of insolvency of a clearinghouse are not clear.
With cleared swaps, the Fund may not be able to obtain as favorable terms as it would be able to negotiate for a bilateral, uncleared swap. In addition, an FCM may unilaterally amend the terms of its agreement with the Fund, which may include the imposition of position limits or additional margin requirements with respect to the Fund’s investment in certain types of swaps. Central counterparties and FCMs can require termination of  existing cleared swap transactions upon the occurrence of certain events, and can also require increases in margin above the margin that is required at the initiation of the swap agreement. Depending on a number of factors, the margin required under the rules of a clearinghouse and FCM may in some cases exceed the collateral required to be posted by the Fund to support its obligations under a similar uncleared swap. In addition, regulators have adopted margin requirements for uncleared swaps, which apply to various market participants and are intended to reduce counterparty credit risk in the market for uncleared swaps.
Finally, the Fund is subject to the risk that, after entering into a cleared swap, no  FCM or central counterparty is willing or able to clear the transaction. In such an event, the Fund may be required to break the trade and make an early termination payment.
US Government Securities
The Fund may invest in US government securities.
US government securities include obligations of, or guaranteed by, the US federal government, its agencies,  instrumentalities, or sponsored enterprises. Some US government securities are supported by the full faith and credit of the US government. These include US Treasury obligations and securities issued by Ginnie Mae. A second category of US government securities is those supported by the right of the agency, instrumentality or sponsored enterprise to borrow from the US government to meet its obligations. These include securities issued by Federal Home Loan Banks.
A third category of US government securities is those supported by only the credit of the issuing agency, instrumentality, or sponsored enterprise. These include securities issued by Fannie Mae and Freddie Mac. In the event of a default, an investor like the Fund would only have legal recourse to the issuer, not the US government. Although the US government has provided support for these securities in the past, there can be no assurance that it will do so in the future. The US government has also made available additional guarantees for limited periods to stabilize or restore a market in the wake of an economic, political, or natural crisis. Such guarantees, and the economic opportunities they present, are likely to be temporary and cannot be relied upon by the Fund. Any downgrade of the credit rating of the securities issued by the US government may result in a downgrade of securities issued by its agencies or instrumentalities, including government-sponsored entities.
When-Issued and Delayed-Delivery Securities
The  Fund may purchase securities on a when-issued or delayed-delivery basis. In such transactions, instruments are purchased with payment and delivery taking place in the future in order to secure what is considered to be an advantageous yield or price at the time of the transaction. Delivery of and payment for these securities may take up to a month after the date of the purchase commitment, although in some cases it may take longer. The payment obligation and the interest rates that will be received are each fixed at the time the Fund enters into the commitment and no interest accrues to the Fund until settlement. Thus, it is possible that the market value at the time of settlement could be higher or lower than the purchase price if the general level of interest rates has changed.
Zero Coupon and Payment-In-Kind Bonds
The Fund may invest in zero coupon and payment-in-kind bonds.

Investment Strategies and Risks
These bonds carry an additional risk in that, unlike bonds that pay interest throughout the period to maturity,  the Fund will realize no cash until the cash payment date and, if the issuer defaults, the Fund may obtain no return at all on its investment.
Zero coupon, deferred interest, and payment-in-kind bonds involve additional special considerations. Zero coupon or deferred interest securities are debt obligations that do not entitle the holder to any periodic payments of interest prior to maturity or a specified date when the securities begin paying current interest (the “cash payment date”) and therefore are generally issued and traded at a discount from their face amounts or par values. The discount varies depending on the time remaining until maturity or cash payment date, prevailing interest rates, liquidity of the security, and the perceived credit quality of the issuer. The discount, in the absence of financial difficulties of the issuer, typically decreases as the final maturity or cash payment date of the security approaches. The market prices of zero coupon securities are generally more volatile than the market prices of securities that pay interest periodically and are likely to respond to changes in interest rates to a greater degree than do non-zero coupon or deferred interest securities having similar maturities and credit quality. Current federal income tax law requires that a holder of a zero coupon security report as income each year the portion of the original issue discount on the security that accrues that year, even though the holder receives no cash payments of interest during the year.
Payment-in-kind bonds are securities that pay interest through the issuance of additional bonds. The Fund will be deemed to receive interest over the life of these bonds and be treated as if interest were paid on a current basis for federal income tax purposes, although no cash interest payments are received by the Fund until the cash payment date or until the bonds mature. Accordingly, during periods when the Fund receives no cash interest payments on its zero coupon securities or deferred interest or payment-in-kind bonds, it may be required to dispose of portfolio securities to meet the distribution requirements and these sales may be subject to the risk factors discussed above. The Fund is not limited in the amount of its assets that may be invested in these types of securities.
Cybersecurity Risk
With the increased use of technologies such as artificial intelligence (“AI”) and  the internet and the dependence on computer systems to perform necessary business functions, the Fund and its service providers may have become more susceptible to operational and related risks through breaches in  cybersecurity. A cybersecurity incident may refer to intentional or unintentional events that allow an unauthorized party to gain access (e.g., through “hacking,” “phishing” or malicious software coding) to Fund assets, customer data, or proprietary information, or cause the Fund or Fund service providers (including, but not limited to, the Manager, distributor, fund accountants, custodian, transfer agent, and financial intermediaries) to suffer data corruption or lose operational functionality. A cybersecurity incident could, among other things, result in the loss or theft of customer data or funds, customers or employees being unable to access electronic systems (denial of services), loss or theft of proprietary information or corporate data, physical damage to a computer or network system, or remediation costs associated with system repairs.
Any of these results could have a substantial adverse impact on the Fund and its shareholders. For example, if a  cybersecurity incident results in a denial of service, Fund shareholders could lose access to their electronic accounts and be unable to buy or sell Fund shares for an unknown period of time, and employees could be unable to access electronic systems to perform critical duties for the Fund, such as trading, NAV calculation, shareholder accounting or fulfillment of Fund share purchases and redemptions. Cybersecurity incidents could cause the Fund or Fund service provider to incur regulatory penalties, reputational damage, additional compliance costs associated with corrective measures, or financial loss of a significant magnitude and could result in allegations that the Fund or Fund service provider violated privacy and other laws.
Similar adverse consequences could result from  cybersecurity incidents affecting issuers of securities in which the Fund invests, counterparties with which the Fund engages in transactions, governmental and other regulatory authorities, exchange and other financial market operators, banks, brokers, dealers, insurance companies, and other financial institutions and other parties. Risk management systems and business continuity plans seek to reduce the risks associated with cybersecurity in the event there is a cybersecurity breach, but there are inherent limitations in these systems and plans, including the possibility that certain risks may not have been identified, in large part because different or unknown threats may emerge in the future. Furthermore, the Fund does not control the cybersecurity systems and plans of the issuers of securities in which the Fund invests or the Fund’s third party service providers or trading  counterparties or any other service providers whose operations may affect the Fund or its shareholders.
As an open-end management investment company, the Trust has delegated its operational activities to third-party service providers, subject to the oversight of the Board. Because the Trust operates its business through third-party service providers, it does not itself have any operational or security systems or infrastructure that are potentially subject to cyber attacks. The third-party service providers that facilitate the Trust’s business activities, including, but not limited to, fund management, custody of Trust assets, fund accounting and financial administration, and transfer agent services, could be sources of operational and informational security risk to the Trust and its shareholders, including from breakdowns or failures of the third-party service providers’ own systems or capacity constraints. A failure or breach of the operational or security systems or infrastructure of the Trust’s third-party service providers could disrupt the Trust’s operations, result in the disclosure or misuse of confidential or proprietary information, and cause losses. Although the Trust and its third-party service providers have business continuity plans and other safeguards in place, the operations of the Trust’s third-party service providers may be adversely affected by significant disruption of the service providers’ operating systems or physical infrastructure that support the Trust and its shareholders.

The proliferation of new technologies, the use of the Internet and telecommunications technologies to conduct business, as well as the increased sophistication and activities of organized crime, hackers, terrorists, activists, and others, have significantly increased the information security risks to which the Trust’s third-party service providers are subject.  Geopolitical tensions can contribute to an increase in the scale and sophistication of cybersecurity attacks, including those carried out by nation-states or by malicious actors with access to nation-state resources or support. The rapid development and increasingly widespread use of AI technologies may increase the effectiveness of cyberattacks and exacerbate these risks.  The third-party service providers rely on digital technologies, computer and email systems, software, web-based applications, cloud-based technology, and networks to conduct their business and the business of the Trust. The Trust’s third-party service providers have robust information security procedures; however, their technologies may become the target of cyber attacks or information security breaches that could result in the unauthorized release, gathering, monitoring, misuse, loss, or destruction of the Trust’s or its shareholders’ confidential and other information, or otherwise disrupt the business operations of the Trust or its third-party service providers. Although to date the Trust has not experienced any material losses relating to cyber attacks or other information security breaches, there can be no assurance that the Trust or its third-party service providers will not suffer such losses in the future.
Disruptions or failures in the physical infrastructure or operating systems that support the Trust’s third-party service providers, or cyber attacks or security breaches of the networks, systems, or devices that the Trust’s third-party service providers use to service the Trust’s operations, could result in financial losses, the inability of Trust shareholders to transact business, violations of applicable privacy and other laws, regulatory fines, penalties,  reputational damage, reimbursement or other compensation costs, and/or additional compliance costs. The business continuity policies and procedures that the Trust and its third-party service providers have established seek to identify and mitigate the types of risk to which the Trust and its third-party service providers are subject. As with any risk-management system, there are inherent limitations to these business continuity policies and procedures as there may exist, or develop in the future, risks that have not been anticipated or identified.
IBOR Transition Risk
The London Interbank Offered Rate (“LIBOR”) was a common benchmark interest rate index used to make adjustments to variable-rate loans and historically was used throughout global banking and financial industries to determine interest rates for a variety of borrowing arrangements and financial instruments (such as debt instruments and derivatives).
The majority of  LIBOR rates were phased out at the end of 2021. The most common tenors of USD LIBOR (overnight and 1-, 3-, 6- and 12- month) ceased publication as of June 30, 2023. In addition, global regulators have announced that, with limited exceptions, no new  LIBOR-based contracts should be entered into after 2021.
Over the past several years, various regulators and industry bodies identified alternative reference rates (“ARRs”) to replace LIBOR and assist with the transition to the new ARRs. While the transition process away from LIBOR has become increasingly well-defined, there remains uncertainty and risks related to converting certain longer-term securities and transactions to a new ARR. For example, there can be no assurance that the composition or characteristics of any ARRs or financial instruments in which a fund invests that utilize ARRs will be similar to or produce the same value or economic equivalence as LIBOR or that these instruments will have the same volume or liquidity. Additionally, while some instruments tied to LIBOR or a similar rate may include a replacement rate, not all instruments have such fallback provisions, and the effectiveness of such replacement rates remains uncertain. The cessation of LIBOR or similar rates could affect the value and liquidity of investments tied to these rates, especially those that do not include fallback provisions. While it is expected that market participants will amend legacy financial instruments referencing LIBOR to include such fallback provisions to ARRs, there remains uncertainty regarding the willingness and ability of parties to add or amend such fallback provisions in legacy instruments.
Any effects of the transition away from  LIBOR and the adoption of ARRs, as well as other unforeseen effects, could result in losses. Furthermore, the risks associated with the discontinuation of LIBOR and transition to replacement rates may be exacerbated if an orderly transition to an ARR is not completed in a timely manner.
Natural Disaster/Epidemic Risk
Natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis, and other severe weather-related phenomena generally, and widespread disease, including pandemics and epidemics, have been and can be highly disruptive to economies and markets, adversely impacting individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of a fund’s investments. Given the increasing interdependence among global economies and markets, conditions in one country, market, or region are increasingly likely to adversely affect markets, issuers, and/or foreign exchange rates in other countries. These disruptions could prevent a fund from executing advantageous investment decisions in a timely manner and could negatively impact the fund’s ability to achieve its investment objective. Any such event(s) could have a significant adverse impact on the value and risk profile of a fund.

Disclosure of Portfolio Holdings Information
The Fund has adopted a policy generally prohibiting the disclosure of portfolio holdings information to any person until after 30 calendar days have passed. The Trust posts a list of the Fund’s portfolio holdings monthly, with an approximate 30-day lag, on the Fund’s website, nomuraassetmanagement.com/USfunds. In addition, on a 10-day lag, we also make available on the website a month-end summary listing certain information, including the Fund’s top 10 portfolio holdings. This information is available publicly to any and all shareholders free of charge once posted on the website or by calling 800 523-1918.
Other entities, including institutional investors and intermediaries that distribute the Fund’s shares, are generally treated similarly and are not provided with the Fund’s portfolio holdings in advance of when they are generally available to the public.
The Fund may, from time to time, provide statistical data derived from publicly available information to third parties, such as shareholders, prospective shareholders, financial intermediaries, consultants, and ratings and ranking organizations.
Third-party service providers and affiliated persons of the Fund are provided with the Fund’s portfolio holdings only to the extent necessary to perform services under agreements relating to the Fund and, in the case of affiliated persons, in connection with contributions of capital. These entities are obligated to keep such information confidential. In accordance with the policy, third-party service providers who receive nonpublic portfolio holdings information on an ongoing basis are: the Manager’s affiliates (Nomura Investment Management Business Trust, Delaware Investments Fund Services Company, and the Distributor), the Fund’s independent registered public accounting firm, the Fund’s custodian, the Fund’s legal counsel, the Fund’s financial printer (DG3), and the Fund’s proxy voting service.
Third-party rating and ranking organizations and consultants who have signed agreements (“Nondisclosure Agreements”) with the Fund or the Manager may receive portfolio holdings information more quickly than the 30-day lag. The Nondisclosure Agreements require that the receiving entity hold the information in the strictest confidence and prohibit the receiving entity from disclosing the information or trading on the information (either in Fund shares or in shares of the Fund’s portfolio securities). In addition, the receiving party must agree to provide copies of any research or reports generated using the portfolio holdings information in order to allow for monitoring of use of the information. Neither the Fund, nor the Manager, nor sub-advisor, nor any affiliate, receives any compensation or consideration with respect to these agreements.
To protect the shareholders’ interests and to avoid conflicts of interest, Nondisclosure Agreements must be approved by a member of the Manager’s Legal Department and Compliance Department and any deviation in the use of the portfolio holdings information by the receiving party must be approved in writing by the Fund’s Chief Compliance Officer prior to such use.
The Board will be notified of any substantial changes to the foregoing procedures. The Board also receives an annual report from the Trust’s Chief Compliance Officer that, among other things, addresses the operation of the Trust’s procedures concerning the disclosure of portfolio holdings information.

Management of the Trust
Trustees and officers
The business and affairs of the Trust are managed under the direction of its Board of Trustees. Information on the Trust’s Trustees and principal officers is provided below. The Trustees serve for indefinite terms until their mandatory retirement, resignation, death, or removal. Trustees who are not “interested persons” as defined by the 1940 Act are referred to as the “Independent Trustees”.
As of June 30, 2026, the officers and Trustees of the Trust directly owned less than 1% of the outstanding shares of  the Fund.

Name, Address, and Birth Year	Position(s) Held with the Trust	Length of Time Served[1]	Number of Funds in Fund Complex Overseen by Trustee	Principal Occupation(s) During the Past Five Years	Other Directorships Held by Trustee During the Past Five Years
Interested Trustee
Shawn K. Lytle[2] 100 Independence, 610 Market Street Philadelphia, PA 19106-2354 1970	President, Chief Executive Officer, and Trustee	President and Chief Executive Officer since August 2015 Trustee since September 2015	80
Nomura Asset Management International[3]—Chief Executive Officer (2025-Present); Macquarie  Asset Management[4] (2015–2025)—Head of Equities & Multi-Asset (2023–2025); Head of Americas of  Macquarie Group (2017–2025); Global Head of Public Investments (2019–2023)
					None
Independent Trustees
Jerome D. Abernathy 100 Independence, 610 Market Street Philadelphia, PA 19106-2354 1959	Trustee	Since January 2019	80	Stonebrook Capital Management, LLC (financial technology: macro factors and databases)—Managing Member (1993–Present)	Computers for People (2023–Present) Hoboken Community Center (2026–Present)
Ann D. Borowiec 100 Independence, 610 Market Street Philadelphia, PA 19106-2354 1958	Trustee	Since March 2015	80	J.P. Morgan Chase & Co. (1987–2013)—Chief Executive Officer, Private Wealth Management (2011–2013)	Nomura ETF Trust (2026–present)
Joseph W. Chow 100 Independence, 610 Market Street Philadelphia, PA 19106-2354 1953	Trustee	Since January 2013	80
Private Investor (2011–Present); State Street Bank and
Trust Company (1996–2011)—Executive Vice President of Enterprise Risk Management and Emerging Economies Strategy; and Chief Risk and Corporate Administration Officer
					None

Management of the Trust

Name, Address, and Birth Year	Position(s) Held with the Trust	Length of Time Served[1]	Number of Funds in Fund Complex Overseen by Trustee	Principal Occupation(s) During the Past Five Years	Other Directorships Held by Trustee During the Past Five Years
John A. Fry 100 Independence, 610 Market Street Philadelphia, PA 19106-2354 1960	Trustee	Since January 2001	80	Temple University—President (2024–Present) Drexel University—President (2010-2024)
Federal Reserve Bank of Philadelphia (2020–2025)
Kresge Foundation
(2018–Present)
FS Credit Real Estate
Income Trust, Inc.
(2018–Present)
vTv Therapeutics Inc.
(2017–2024)
Community Health
Systems (2004–Present)

Joseph Harroz, Jr. 100 Independence, 610 Market Street Philadelphia, PA 19106-2354 1967	Trustee	Since November 1998[5]	80
University of Oklahoma—President (2020–Present); Interim President (2019–2020); Vice President and Dean, College of Law (2010–2019)
Brookhaven Investments LLC (commercial enterprises) — Managing Member (2019–Present)
St. Clair, LLC (commercial enterprises)—Managing Member (2019–Present)
					OU Health, Inc. (2020–Present) Big 12 Athletic Conference (2019–July 2024) Valliance Bank (2007–Present) Southeastern Athletic Conference (July 2024–Present)

Name, Address, and Birth Year	Position(s) Held with the Trust	Length of Time Served[1]	Number of Funds in Fund Complex Overseen by Trustee	Principal Occupation(s) During the Past Five Years	Other Directorships Held by Trustee During the Past Five Years
Sandra A.J. Lawrence 100 Independence, 610 Market Street Philadelphia, PA 19106-2354 1957	Trustee	Since April 2019[5]	80	Children’s Mercy Hospitals and Clinics (2005–2019)—Chief Administrative Officer (2016–2019)
Brixmor Property Group
Inc. (2021–Present)
Sera Prognostics Inc.
(biotechnology)
(2021–Present)
Recology (resource
recovery) (2021–2023)
Evergy, Inc., Kansas City
Power & Light Company,
KCP&L Greater Missouri
Operations Company,
Westar Energy, Inc. and
Kansas Gas and Electric
Company (related utility
companies)
(2018–Present)
National Association of
Corporate Directors
(2017–Present)
American Shared Hospital
Services (medical device)
(2017–2021)
Hall (Hallmark) Family
Foundation & Chinquapin
Trusts (1993–Present)

Frances A. Sevilla-Sacasa 100 Independence, 610 Market Street Philadelphia, PA 19106-2354 1956	Trustee	Since September 2011	80	Banco Itaú International—Chief Executive Officer (2012–2016); US Trust, Bank of America Private Wealth Management—President (2007-2008); U.S. Trust Corp.—President & CEO (2005-2007)
Invitation Homes Inc.
(2023–Present)
Florida Chapter of National
Association of Corporate
Directors (2021–Present)
Callon Petroleum
Company (2019–2024)
Camden Property  Trust
(2011–Present)
New Senior Investment
Group Inc. (REIT) (2021)

Thomas K. Whitford 100 Independence, 610 Market Street Philadelphia, PA 19106-2354 1956	Chair and Trustee	Trustee since January 2013 Chair since January 2023	80	PNC Financial Services Group (1983–2013)—Vice Chairman (2009–2013)	HSBC USA Inc. (2014–2022) HSBC North America Holdings Inc. (2013–2022)

Management of the Trust

Name, Address, and Birth Year	Position(s) Held with the Trust	Length of Time Served[1]	Number of Funds in Fund Complex Overseen by Trustee	Principal Occupation(s) During the Past Five Years	Other Directorships Held by Trustee During the Past Five Years
Christianna Wood 100 Independence, 610 Market Street Philadelphia, PA 19106-2354 1959	Trustee	Since January 2019	80
Gore Creek Capital, Ltd.—Chief
Executive Officer and President
(2009–Present); Capital Z Asset
Management—Chief Executive
Officer (2008-2009); California Public Employees’  Retirement
System  (CalPERS)—Senior Investment  Officer of
Global Equity (2002–2008)

The Merger Fund
(2013–2021), The Merger
Fund VL (2013–2021),
WCM Alternatives:
Event-Driven Fund
(2013–2021), and WCM
Alternatives: Credit Event
Fund (2017–2021)
Grange Insurance
(2013–Present)
H&R Block Corporation
(2008–2022)

*Effective August 1, 2026, the following row is added:
Brian A. Swain 100 Independence, 610 Market Street Philadelphia, PA 19106-2354 1969	Trustee	Since August 2026	80	Deputy Chief Investment Officer, Howard University (February 2018 – Present)	Director, Montgomery County, Maryland Employee Retirement Plan’s Investment Trust (October 2021–Present) Nomura ETF Trust (2023–Present)

Name, Address, and Birth Year	Position(s) Held with the Trust	Length of Time Served[1]	Principal Occupation(s) During the Past Five Years
Officers
Aaron C. Buser 100 Independence 610 Market Street Philadelphia, PA 19106-2354 1970	Vice President, General Counsel, and Secretary	Vice President since August 2022; General Counsel and Secretary since May 2025
Aaron C. Buser has served in various capacities at Nomura Asset Management since December 2025; previously, he  served in various capacities  at MAM since June 2022; prior to that, he served as  Vice President and  Assistant Secretary at SEI Investments  Management Corporation  and SEI Funds.

David F. Connor[6] 100 Independence, 610 Market Street Philadelphia, PA 19106-2354 1963	Senior Vice President and Assistant Secretary	Senior Vice President since May 2013; Assistant Secretary since May 2025	David F. Connor has served in various capacities at Nomura Asset Management since December 2025; previously, he served in various capacities at different times at MAM.
Daniel V. Geatens[6] 100 Independence, 610 Market Street Philadelphia, PA 19106-2354 1972	Senior Vice President and Treasurer	Senior Vice President since December 2020; Treasurer since October 2007	Daniel V. Geatens has served in various capacities at Nomura Asset Management since December 2025; previously, he served in various capacities at different times at MAM.

Name, Address, and Birth Year	Position(s) Held with the Trust	Length of Time Served[1]	Principal Occupation(s) During the Past Five Years
Richard Salus[6] 100 Independence, 610 Market Street Philadelphia, PA 19106-2354 1963	Senior Vice President and Chief Financial Officer	Senior Vice President and Chief Financial Officer since November 2006	Richard Salus has served in various capacities at Nomura Asset Management since December 2025; previously, he served in various capacities at different times at MAM.
1	“Length of Time Served” refers to the time since the Trustee or officer began serving one or more of the Trusts in the Nomura Funds complex.
2	Shawn K. Lytle is considered to be an “Interested Trustee” because he is an executive officer of the Manager.
3	Nomura Asset Management is part of the Investment Management Division of the Nomura Group, including the Fund’s Manager, principal underwriter, and transfer agent.
4	Macquarie Asset Management (“MAM”) is the marketing name for certain companies comprising the asset management division of Macquarie Group.
5	Includes time served on the Board of the Ivy Funds complex prior to the date when the Ivy Funds joined the Nomura Funds complex.
6	David F. Connor and Daniel V. Geatens serve in similar capacities for the portfolios of Optimum Fund Trust, which have the same investment manager, principal underwriter, and transfer agent as the Fund. Mr. Connor also serves as Senior Vice President and Assistant Secretary for the portfolios of Nomura ETF Trust, which have the same investment manager as the Fund. Mr. Geatens also serves as the Chief Financial Officer of the Optimum Fund Trust and as Senior Vice President and Treasurer for Nomura ETF Trust. Mr. Salus serves in a similar capacity for Nomura ETF Trust.
The following table shows each Trustee’s ownership of shares of the Fund and of shares of all Nomura Funds as of December 31, 2025.

Name	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities* in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies
Interested Trustee
Shawn K. Lytle	None	Over $100,000
Independent Trustees
Jerome D. Abernathy	None	Over $100,000
Ann D. Borowiec	None	Over $100,000
Joseph W. Chow	$1–$10,000	Over $100,000
John A. Fry	None	Over $100,000
Joseph Harroz, Jr.	Over $100,000	Over $100,000
Sandra A.J. Lawrence	None	Over $100,000
Frances A. Sevilla-Sacasa	None	Over $100,000
Thomas K. Whitford	None	Over $100,000
Christianna Wood	None	Over $100,000
Brian A. Swain**	None	None
*	The ranges for equity securities ownership by each Trustee are: none; $1-$10,000; $10,001-$50,000; $50,001-$100,000; or over $100,000.
**	Appointment effective August 1, 2026.
The following table describes the compensation paid to each Trustee for the fiscal year ended March 31, 2026.  Only the Independent Trustees of the Trust receive compensation from the Trust.

Trustee	Aggregate Compensation from the Trust	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Total Compensation from the Investment Companies in the Nomura Funds Complex[1]
Jerome D. Abernathy	$663	None	$427,500
Ann D. Borowiec	$651	None	$420,000
Joseph W. Chow	$617	None	$397,500
H. Jeffrey Dobbs[2]	$595	None	$382,500
John A. Fry	$629	None	$405,000

Management of the Trust

Trustee	Aggregate Compensation from the Trust	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Total Compensation from the Investment Companies in the Nomura Funds Complex[1]
Joseph Harroz, Jr.	$663	None	$427,500
Sandra A.J. Lawrence	$617	None	$397,500
Frances A. Sevilla-Sacasa	$673	None	$433,750
Thomas K. Whitford (Chair)	$813	None	$523,750
Christianna Wood	$663	None	$427,500
Brian A. Swain[3]	None	None	None
1	Each Independent Trustee receives an annual retainer fee for serving as a Trustee for the investment companies in the Nomura Funds family of funds (80 funds in the complex) for which they serve, plus certain meeting fees. The committee chairs and Board Chair also receive retainers for serving as committee chair or serving as Board Chair, respectively. An Independent Trustee may receive additional fees based on determination by the Board Chair and the Nominating and Corporate Governance Committee.
2	Resigned effective June 30, 2026.
3	Appointment effective August 1, 2026.
Common Board of Trustees: The business of the Trust is managed under the direction of its Board. The Trustees also serve on the Boards of all the other investment companies that comprise  the Nomura  Funds. The Trustees believe that having a common Board for all funds in the complex is efficient and enhances the ability of the Board to address its responsibilities to each fund in the complex. The Trustees believe that the common board structure allows the Trustees to leverage their individual expertise and that their judgment is enhanced by being Trustees of all of the funds in the complex.
Size and Composition of Board: The Board is currently composed of ten Trustees (eleven as of August 1, 2026). Nine of the ten (ten of the eleven as of August 1, 2026) are Independent Trustees. The Board is composed of Trustees with a variety of professional backgrounds and experiences. The Board believes that the skill sets of its members are complementary and add to the overall effectiveness of the Board. The Trustees regard diversity as an important consideration in the present composition of the Board and the selection of qualified candidates to fill vacancies on the Board. In order to ensure that Board membership will be refreshed from time to time, the Board has adopted a mandatory retirement age of 75 for Trustees. As a result, a Trustee may serve until December 31 of the calendar year in which such Trustee reaches the age of 75. At the discretion of the other Trustees, active service for a particular Trustee may be extended for a limited period of time beyond a Trustee’s normal retirement date.
Qualifications of the Trustees: The Board has concluded that, based on each Trustee’s experience, qualifications, attributes or skills on an individual basis and in combination with those of the other Trustees, each Trustee should serve as a Trustee. In reaching its determination the Board, at the recommendation of the Nominating and Corporate Governance Committee, considers, in light of the Trust’s business and structure, the individual’s experience, qualifications, attributes, and skills. No one such factor is determinative, but some of the relevant factors that have been considered include: (i) the Trustee’s educational background; business, professional training or practice; public service or academic positions; experience from service as a board member (including the Board) or as an executive of investment funds, public companies or significant private or not-for-profit entities or other organizations, and/or other life experiences; (ii) the ability to work effectively and collegially with other people; (iii) how the Trustee’s background and attributes contribute to the overall mix of skills and experience on the Board as a whole; and (iv) the Trustee’s willingness and ability to contribute to the Board’s oversight and decision-making functions and provide the necessary skills to allow the Board to carry out its responsibilities. In addition to the table above, set forth below is a brief discussion of the specific experience, qualifications and skills of each Trustee that led the Board to conclude that he or she should serve as a Trustee.
Jerome D. Abernathy — Mr. Abernathy has extensive experience in the investment management industry. He has been the Managing Member of  Stonebrook Capital Management, LLC (financial technology: macro factors and databases) since 1993 and has served in various roles including Chief Investment Officer and Managing Partner. Prior to that, Mr. Abernathy served as a Managing Director at Guggenheim Investments, Director of Research at Moore Capital Management, and as a trader and researcher at Morgan Stanley. He also has experience as a director of other corporate and not-for-profit boards. Mr. Abernathy received a B.S. in electrical engineering from Howard University and a Ph.D. in electrical engineering and computer science from the Massachusetts Institute of Technology. He has served on the Board since January 2019.
Ann D. Borowiec — Ms.  Borowiec has extensive experience in the banking, and wealth management industry. She is currently a private investor. She was previously the Chief Executive Officer of Private Wealth Management at J.P. Morgan Chase & Co. from 2011 to 2013. During her 25 year career at J.P. Morgan, she served in a variety of senior roles including running the U.S. Private Bank, leading the global marketing team for Private Banking, and running Investor relations for J.P. Morgan Chase & Co. Ms. Borowiec began her career in public accounting. She also has experience as a director of other corporate and not-for-profit boards, including, among others, Santander Bank N.A., Banco Santander International and the New Jersey Symphony. Ms. Borowiec holds a B.B.A. from Texas Christian University and an M.B.A. from Harvard University. She has served on the Board since March 2015.
Joseph W. Chow — Mr. Chow has extensive experience in the banking and financial services industry, including investments, risk management and business strategy. Mr. Chow is currently a private investor. He was previously at State Street Bank and Trust Company where he held a number of positions between 1990 and 2011, including Executive Vice President of Enterprise Risk Management, Executive Vice President of Emerging

Economies Strategy, and Chief Risk and Corporate Administration Officer. He also has experience as a director of other corporate and not-for-profit boards, including Hercules Technology Growth Capital, Inc. Mr. Chow holds a  B.A. degree from Brandeis University and a M.C.P. (city planning) and a M.S in Management (finance) from the Massachusetts Institute of Technology. He has served on the Board since January 2013.
John A. Fry — Mr. Fry has extensive experience in higher education. Having served in senior management for four major institutions of higher learning, he has extensive experience overseeing areas such as finance, investments, risk-management, internal audit, and information technology. He has been the President of Temple University since 2024. Prior to that, he served as President of Drexel University from 2010 to 2024; President of Franklin & Marshall College from 2002 to 2010; Executive Vice President of the University of Pennsylvania from 1995 to 2002; and as a management consultant for the higher education and non-profit sectors at Coopers & Lybrand’s National Higher Education Consulting Practice from 1990 to 1995 and KPMG Peat Marwick from 1982 to 1990. He also has extensive experience as a director of other corporate and not-for-profit boards, including, among others, the Federal Reserve Bank of Philadelphia, the Kresge Foundation and FS Credit Real Estate Income Trust Inc. Mr. Fry holds a B.A. degree in American Civilization from Lafayette College and an M.B.A. from New York University. He has served on the Board since January 2001.
Joseph Harroz, Jr. — Mr. Harroz has extensive experience in higher education. He has been the President of the University of Oklahoma since 2020. Prior to that he served as the Interim President from 2019 to 2020, Dean of the College of Law from 2010 to 2019, General Counsel from 1997 to 2019 and Vice President of Executive Affairs from 1994 to 1997. Mr. Harroz is a Managing Member of Brookhaven Investments LLC and St. Clair, LLC, each commercial enterprises, since 2019. He also has experience as a director of other corporate and not-for-profit boards, including OU Health, Inc., Southeastern Athletic Conference, Big 12 Athletic Conference and Valliance Bank. Mr. Harroz holds a B.A. degree from the University of Oklahoma and a J.D. from Georgetown University Law Center. He has been on the Board since April 2021 and prior to that on the Board of Trustees of the Ivy Funds from November 1998 to April 2021, serving as chair of that board for more than a decade.
Sandra A.J. Lawrence — Ms. Lawrence has extensive experience in the healthcare and financial services sectors. She is currently a private investor. Ms. Lawrence was Chief Administrative Officer and Executive Vice President of Children’s Mercy Hospitals and Clinics from 2016 to 2019 and Chief Financial Officer and Executive Vice President from 2005 to 2016. Prior to that, she was Chief Financial Officer and Senior Vice President of Midwest Research Institute (MRI) from 2004 to 2005, Vice President and Administrator of Gateway, Inc. from 1998 to 2000, General Manager of Gateway’s Kansas City operation from 1997 to 1998, Director of MRI’s Statistics & Economics Center from 1995 to 1997, and President of Stern Brothers (investment bank) from 1992 to 1995. Ms. Lawrence also previously served as interim Chief Executive Officer of Frontier Medical Research, President and Chief Executive Officer of Global Packaging Solutions, Inc., and in various roles in commercial real estate development. She also has extensive experience as a director of other corporate, private, and not-for-profit boards. Ms. Lawrence holds a B.A. from Vassar College, an M.Arch from the Massachusetts Institute of Technology, and an M.B.A. from Harvard Business School. She has served on the Board since April 2021. Prior to that, she served on the Board of Trustees of the Ivy Funds from April 2019 to April 2021.
Frances A. Sevilla-Sacasa — Ms.  Sevilla-Sacasa has extensive experience in banking and wealth management. She is currently a private investor and was CEO of Banco Itaú International, Miami, Florida, from April 2012 to December 2016. She served as Executive Advisor to the Dean of the University of Miami School of Business from August 2011 to March 2012, Interim Dean of the University of Miami School of Business from January 2011 to July 2011, President of US Trust, Bank of America Private Wealth Management from July 2007 to December 2008, President and CEO of US Trust Company from early 2007 until June 2007, and President of US Trust Company from November 2005 until June 2007. She previously served in a variety of roles with Citigroup’s private banking business, including President of Latin America Private Banking, President of Europe Private Banking, and Head of International Trust Business. She also has experience as a director of other corporate and not-for-profit boards. Ms. Sevilla-Sacasa holds a B.A. from the University of Miami and an M.B.A from the Thunderbird School of Global Management. She has served on the Board since September 2011.
Thomas K. Whitford — Mr.  Whitford has extensive experience in the banking and financial services industry. He is currently a private investor. He was the Vice Chairman of PNC Financial Services Group from 2009 to 2013. Prior to that, he held a number of other leadership positions at PNC, including Chairman of National City Bank (responsible for PNC’s integration of National City Corporation) from 2008 to 2009, Chief Administrative Officer from 2007 to 2008, Chief Risk Officer from 2002 to 2007, Chief Executive Officer of  PNC’s Wealth Management business from 1997 to 2001 and other positions from 1983 to 1997. He also has previous experience as a director of other corporate and not-for-profit boards, including among others, HSBC North America Holdings Inc., HSBC Finance Corporation, Longwood Gardens and The Barnes Foundation. Mr. Whitford holds a B.S. from the University of Massachusetts and an M.B.A. from The Wharton School of the University of Pennsylvania. Mr. Whitford has served on the Board since January 2013 and chair since January 2023.
Christianna Wood — Ms. Wood has extensive portfolio management experience in the institutional investment management industry. She has been the President and Chief Executive Officer of Gore Creek Capital, Ltd. since 2009. Prior to that she served as the Chief Executive Officer of Capital  Z Asset Management (one of the largest independent sponsors of hedge funds) from 2008 to 2009 and as the Senior Investment Officer of Global Equity of the California Public Employees’ Retirement System (CalPERS) (the largest public pension plan in the United States) from 2002 to 2008. At CalPERS, in addition to the responsibility for their $150 billion global equity portfolio  in internal and externally-managed long only and hedge fund strategies,  Ms. Wood also had oversight responsibilities for  CalPERS corporate governance program and ESG strategies. She has extensive experience as a non-executive director of numerous corporate and not-for-profit boards. Ms. Wood received a B.A. in economics from Vassar College and an M.B.A. in finance from New York University. Ms. Wood was a 2018 Harvard University Advanced Leadership Fellow. She has served on the Board since January 2019.

Management of the Trust
Shawn K. Lytle — Mr. Lytle is Chief Executive Officer of Nomura Asset Management International, where he is responsible for overseeing the business, investment teams, and strategies for clients. He joined Nomura Asset Management as part of  Nomura’s acquisition of Macquarie Asset Management’s US and European public investments business in 2025. He also serves as the President of Nomura Funds (formerly, Macquarie Funds) and oversees registered vehicle governance in the US and Europe. Mr.  Lytle is a member of the Nomura Asset Management International Executive Committee. He has more than 30 years of asset management experience. Before joining Macquarie in 2015, he held several management and equity investment roles at UBS Asset Management and various roles at J.P. Morgan Asset Management. Mr. Lytle is a member of the Investment Company Institute (ICI) Executive Committee. He is also a board member of  OppNet and Philadelphia Financial Scholars, in addition to being the former Chairman of the National Association of Securities Professionals (NASP). He earned a Bachelor of Science in  marketing from The McDonough School of Business at Georgetown University.
Effective as of August 1, 2026: Brian A. Swain — Mr. Swain has extensive experience in the investment management industry. Mr. Swain joined Howard University in February 2018 and is currently the Deputy Chief Investment Officer for Howard University’s investment office responsible for the management of the Endowment and Retirement Trust. He is also currently an appointed board member of Montgomery County Employee Retirement Plan’s Investment Trust in Maryland and has served since October 2021. Prior to joining Howard University, Mr. Swain worked for 28 years in various roles including Senior Managing Director and portfolio manager of Tiburon Capital Management LLC, co-founder and Chief Investment Officer for Quattro Global Capital LLC, analyst, head of research and portfolio manager for the Palladin Group LLC, and received credit and analytical training at Penn Mutual Life Insurance Company. Mr. Swain received a Bachelor of Science, Finance in 1990 from The Pennsylvania State University, is a chartered financial analyst (CFA), member of the CFA Institute and CFA Washington.
Board Leadership Structure: The Board has overall responsibility for the oversight of the Fund. The Chair of the Board is an Independent Trustee and the Chair of each Committee of the Board is an Independent Trustee. The Board has seven standing Committees: Audit Committee, Nominating and Corporate Governance Committee, Compliance Committee, ETF Committee, Equity Investments Committee, Fixed Income, Multi-Asset and Sub-advised Fund Investments Committee, and Committee of Independent Trustees. The role of the Chair of the Board is to preside at all meetings of the Board, to act as a liaison with service providers, fund officers, legal counsel and other Trustees generally between meetings and to actively develop meeting agendas. The Chair of each Committee performs a similar role with respect to the Committee. The Chair of the Board or the Chair of a Committee may also perform such other functions as may be delegated by the Board or the Committee, respectively, from time to time.
The Board has regular meetings five times a year, and may hold special meetings if required before its next regular meeting. Each Committee meets regularly to conduct the oversight functions delegated to that Committee by the Board and reports its findings to the Board. The Board and each standing Committee conduct annual assessments of their oversight function and structure. The Board has determined that the Board’s leadership structure is appropriate because it allows the Board to exercise independent judgment over management and to allocate areas of responsibility among Committees and the full Board to enhance effective oversight.
Audit Committee: This committee monitors accounting and financial reporting policies, practices, and internal controls, as well as valuation matters for the Trust. It also oversees the quality and objectivity of the Trust’s financial statements and the independent audit thereof, and acts as a liaison between the Trust’s independent registered public accounting firm and the full Board. The committee currently consists of the following Independent Trustees: Frances A. Sevilla-Sacasa, Chair; Christianna Wood; and Joseph W. Chow. The Audit Committee held seven  meetings during the Trust’s last fiscal year.
Nominating and Corporate Governance Committee: This committee is responsible for nominating Trustees and making recommendations to the Board concerning Board composition, committee structure and governance, director education, and governance practices. The committee currently consists of the following Independent Trustees: Ann D. Borowiec, Chair; John A. Fry; and Sandra A.J. Lawrence. The Nominating and Corporate Governance Committee held five  meetings during the Trust’s last fiscal year.
The committee will consider shareholder recommendations for nomination to the Board only in the event that there is a vacancy on the Board. Shareholders who wish to submit recommendations for nominations to the Board to fill a vacancy must submit their recommendations in writing to the Nominating and Corporate Governance Committee,  c/o Nomura Funds at 100 Independence, 610 Market Street, Philadelphia, PA 19106-2354. At a minimum, the recommendation should include: the name, address and business, educational and/or other pertinent background of the person being recommended; a statement concerning whether the person is an “interested person” as defined in the 1940 Act; any other information that the Fund would be required to include in a proxy statement concerning the person if he or she was nominated; and the name and address of the person submitting the recommendation, together with the number of Fund  shares held by such person and the period for which the shares have been held. The recommendation also can include any additional information which the person submitting it believes would assist the committee in evaluating the recommendation.
In evaluating nominees, the committee considers, among other things, an individual’s background, skills, and experience; whether the individual  is an “interested person” as defined in the 1940 Act; and whether the individual would be deemed an “audit committee financial expert” within the meaning of applicable SEC rules. The committee also considers whether the individual’s background, skills, and experience will complement the background, skills, and experience of other nominees and will contribute to the diversity of the Board.

ETF Committee: This committee is responsible for assisting the Board with the oversight, monitoring, and evaluation of the exchange-traded funds within the Nomura Funds complex managed by Nomura Asset Management International and the Manager. The committee currently consists of the following Independent Trustees: Brian A. Swain, Chair (Effective August 1, 2026); Ann D.  Borowiec; Jerome D. Abernathy; and Frances A. Sevilla-Sacasa. The ETF Committee did not meet during the Trust’s last fiscal year.
Compliance Committee: This committee assists the Board’s oversight of the Fund’s compliance program and the Fund’s Chief Compliance Officer and also provides assistance to the Board in fulfilling its oversight responsibilities with respect to policies and procedures related to compliance, regulatory, legal and operational risk mitigation measures and controls involving the Fund and its service providers (other than matters primarily involving the Fund’s auditors or related to valuation or investment related risk). The committee currently consists of the following Independent Trustees: Joseph Harroz, Jr., Chair; Jerome D. Abernathy; Ann D. Borowiec; and Sandra A.J. Lawrence. The Compliance Committee held four meetings during the Trust’s last fiscal year.
Investments Committees: Each of the Investments Committees works to assist the Board in the oversight, monitoring, and evaluation of Fund   performance, investment related risks and other related matters. The Committees meet with the investment management team representatives of the Fund  from time to time to discuss investment performance and investment process and perform such other functions as may be delegated to it from time to time by the Board.
The Equity Investments Committee currently consists of the following Independent  Trustees: Christianna Wood, Chair; Ann D. Borowiec; and Joseph Harroz, Jr. The Equity Investments Committee held  four  meetings during the Trust’s last fiscal year.
The Fixed Income, Multi-Asset and Sub-advised Fund Investments Committee consists of the following Independent Trustees: Jerome D. Abernathy, Chair;  Joseph W. Chow; John A. Fry; Sandra A.J. Lawrence; and Frances A. Sevilla-Sacasa. The Fixed Income, Multi-Asset and Sub-advised Fund Investments Committee held four  meetings during the Trust’s last fiscal year.
Committee of Independent Trustees: This committee oversees the approval process of the Fund’s  advisory and distribution agreements and arrangements, serves as a liaison between the Board and the Manager and the Fund’s  Chief Compliance Officer and undertakes other responsibilities. The committee is comprised of all of the Trust’s Independent Trustees. The Committee of Independent Trustees held  eight meetings during the Trust’s last fiscal year.
Board Role in Risk Oversight: Investing in general and the operation of the Fund involve a variety of risks, such as investment risk, illiquidity risk, compliance risk, and operational risk, among others. The Board oversees risk as part of its oversight of the Fund. Risk oversight is addressed as part of various regular Board and committee activities. The Board, directly or through its committees, reviews reports from among others, the Manager, sub-advisors, the Fund’s Chief Compliance Officer, the Fund’s independent registered public accounting firm, counsel, and other parties, as appropriate, regarding risks faced by the Fund and the risk management programs of the Manager and certain service providers. The actual day-to-day risk management with respect to the Fund resides with the Manager and other service providers to the Fund. Although the risk management policies of the Manager and the service providers are designed to be effective, those policies and their implementation vary among service providers and over time, and there is no guarantee that they will be effective. Not all risks that may affect the Fund can be identified or processes and controls developed to eliminate or mitigate their occurrence or effects, and some risks are simply beyond any control of the Fund or the Manager, its affiliates or other service providers.
Code of Ethics
The Trust, the Manager, and the Distributor have adopted Codes of Ethics in compliance with the requirements of Rule 17j-1 under the 1940 Act, which govern personal securities transactions. Under the Codes of Ethics, persons subject to the Codes are permitted to engage in personal securities transactions, including securities that may be purchased or held by the Fund, subject to the requirements set forth in Rule 17j-1 under the 1940 Act and certain other procedures set forth in the applicable Code of Ethics. The Codes of Ethics are on public file with, and are available from, the SEC.
Proxy Voting Policy
The Trust has formally delegated to the Manager the responsibility for making all proxy voting decisions in relation to portfolio securities held by the Fund. If and when proxies need to be voted on behalf of the Fund, the Manager and any Nomura  affiliates advising the Fund (collectively, the “Nomura  Advisers”) will vote such proxies pursuant to proxy voting policies and procedures adopted by the Nomura Advisers (the “Procedures”). The Nomura  Advisers have established a Proxy Voting Committee (the “Committee”), which is responsible for overseeing the Nomura  Advisers’ proxy voting process for the Fund. One of the main responsibilities of the Committee is to review and approve the Procedures to ensure that the Procedures are designed to allow the Nomura  Advisers to vote proxies in a manner consistent with the goal of voting in the best interests of the Fund.
In order to facilitate the actual process of voting proxies,  the Nomura  Advisers have contracted with proxy advisory firms to analyze proxy statements on behalf of the Fund and the Nomura  Advisers’ other clients and provide the Nomura  Advisers with research recommendations on upcoming proxy votes in accordance with the Procedures. The Committee is responsible for overseeing the proxy advisory firms’ services. If a proxy

Proxy Voting Policy
has been voted for the Fund, the proxy advisory firm will create a record of the vote. By no later than August 31 of each year, information (if any) regarding how the Fund voted proxies relating to portfolio securities during the most recently disclosed 12-month period ended June 30 is available without charge (i) through the Fund’s website at nomuraassetmanagement.com/proxy;  and (ii) on the Commission’s website at http://www.sec.gov.
When determining whether to invest in a particular company, one of the factors  the Nomura  Advisers may consider is the quality and depth of the company’s management. As a result, the Nomura  Advisers believe that recommendations of management on any issue (particularly routine issues) should be given a fair amount of weight in determining how proxy issues should be voted. Thus, on many issues, the Nomura  Advisers’ votes are cast in accordance with the recommendations of the company’s management. However, the Nomura  Advisers may vote against management’s position when it runs counter to the Nomura  Advisers’ specific Proxy Voting Guidelines (the “Guidelines”), and the Nomura  Advisers will also vote against management’s recommendation when the Nomura  Advisers believe such position is not in the best interests of the Fund.
As stated above, the Procedures also list specific Guidelines on how to vote proxies on behalf of the Fund. Some examples of the Guidelines are as follows: (i) generally vote for shareholder proposals asking that a majority or more of directors be independent; (ii) generally vote for management or shareholder proposals to reduce supermajority vote requirements, taking into account: ownership structure; quorum requirements; and vote requirements; (iii) votes on mergers and acquisitions should be considered on a case-by-case basis; (iv) votes with respect to equity-based compensation plans are generally determined on a case-by-case basis; (v) generally vote for proposals requesting a report on greenhouse gas emissions from company operations unless the company already discloses such information and there are no material issues associated with the company’s greenhouse gas emissions; and (vi) generally vote for management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms.
Because the Trust has delegated proxy voting to the Manager, the Fund is not expected to encounter any conflict of interest issues regarding proxy voting and therefore does not have procedures regarding this matter. However, there is a section in the Procedures that addresses the possibility of conflicts of interest. Most of the proxies which  the Nomura  Advisers receive on behalf of their clients are voted in accordance with the Procedures. Since the Procedures are pre-determined by the Committee, application of the Procedures by the Nomura  Advisers’ portfolio management teams when voting proxies after reviewing the proxy and research provided by the proxy advisory firms should in most instances adequately address any potential conflicts of interest. If the Nomura  Advisers become aware of a conflict of interest in an upcoming proxy vote, the proxy vote will generally be referred to the Committee or the Committee’s delegates for review. If the portfolio management team for such proxy intends to vote in accordance with the proxy advisory firm’s recommendation pursuant to the Procedures, then no further action is needed to be taken by the Committee. If the portfolio management team is considering voting a proxy contrary to the proxy advisory firm’s research recommendation under the Procedures, the Committee or its delegates will assess the proposed vote to determine if it is reasonable. The Committee or its delegates will also assess whether any business or other material relationships between the Nomura  Advisers and a portfolio company (unrelated to the ownership of the portfolio company’s securities) could have influenced an inconsistent vote on that company’s proxy. If the Committee or its delegates determines that the proposed proxy vote is unreasonable or unduly influenced by a conflict, the portfolio management team will be required to vote the proxy in accordance with the proxy advisory firm’s research recommendation or abstain from voting.
Investment Manager and Other Service Providers
Investment Manager
The Manager, located at 100 Independence, 610 Market Street, Philadelphia, PA 19106-2354, furnishes investment management services to the Fund, subject to the supervision and direction of the Board. The Manager also provides investment management services to all of the other Nomura Funds. Affiliates of the Manager also manage other investment accounts. While investment decisions for the Fund are made independently from those of the other funds and accounts, investment decisions for such other funds and accounts may be made at the same time as investment decisions for the Fund. The Manager pays the salaries of all Trustees, officers, and employees who are affiliated with both the Manager and the Trust.
Employees of the Manager’s affiliates outside the US participate in the management of the Fund as “associated persons” of the Manager under the Manager’s oversight, in accordance with SEC guidance as to “participating affiliate” arrangements. These associated persons may, on behalf of the Manager, provide discretionary investment management services, trading, research and related services directly or indirectly to the Fund.
The Manager is a series of NIMBT (a Delaware statutory trust), which is a subsidiary of, and subject to the ultimate control of, Nomura Holdings, Inc., a publicly traded Japanese company. The Manager is part of “Nomura Asset Management.”  Nomura Asset Management is part of the Investment Management Division of the Nomura Group, providing integrated public and private market asset management services across equities, fixed income, private credit and multi-asset solutions to intermediary and institutional clients.
As of December 1, 2025, Nomura Holding America, Inc. has completed the acquisition of Macquarie Asset Management’s US and European public investments business, which comprised the Manager and certain of its affiliates, effective December 1, 2025 (the “Nomura Transaction”).
The Manager and its affiliates own the name “Delaware Group®.” Under certain circumstances, including the termination of the Trust’s advisory relationship with the Manager or its distribution relationship with the Distributor, the Manager, and its affiliates could cause the Trust to remove the words “Delaware Group” from its name.

After an initial two year period, the Fund’s Investment Management Agreement may be renewed each year only so long as such renewal and continuance are specifically approved at least annually by the Board or by vote of a majority of the outstanding voting securities of the Fund, and only if the terms of, and the renewal thereof, have been approved by the vote of a majority of the Independent Trustees of the Trust who are not parties thereto or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval. The Investment Management Agreement is terminable without penalty on 60 days’ notice by the Trustees of the Trust or by the Manager. The Investment Management Agreement will terminate automatically in the event of its assignment.
As compensation for the services rendered under the Investment Management Agreement, the Fund shall pay the Manager an annual management fee as a percentage of average daily net assets equal to:

Management Fee
Nomura Ultrashort Fund	0.30%
During the last three fiscal years, the Fund paid the following investment management fees to the Manager:

	March 31, 2026	March 31, 2025	March 31, 2024
Nomura Ultrashort Fund	$387,392 earned $180,995 paid $206,397 waived	$347,434 earned $141,864 paid $205,570 waived	$415,877 earned $110,500 paid $305,377 waived
Except for those expenses borne by the Manager under the Investment Management Agreement, and the Distributor under the Distribution Agreement, the Fund is responsible for all of its own expenses. Among others, such expenses include the Fund’s proportionate share of certain administrative expenses; investment management fees; transfer and dividend disbursing fees and costs; accounting services; custodian expenses; federal and state securities registration fees; proxy costs; and the costs of preparing prospectuses and reports sent to shareholders.
Distributor
The Distributor, Delaware Distributors, L.P., located at 100 Independence, 610 Market Street, Philadelphia, PA 19106-2354, serves as the national distributor of the Fund’s shares under a Distribution Agreement dated December 1, 2025. The Distributor is an affiliate of the Manager and bears all of the costs of promotion and distribution. The Distributor is an indirect subsidiary of Nomura Asset Management. The Distributor has agreed to use its best efforts to sell shares of the Fund. See the Prospectus  for information on how to invest in the Fund. Shares of the Fund are offered on a continuous basis by the Distributor and may be purchased through authorized investment dealers or directly by contacting the Distributor or the Trust. The Distributor also serves as the national distributor for the Nomura Funds. The Board annually reviews fees paid to the Distributor.
Transfer Agent
Delaware Investments Fund Services Company (“DIFSC”), an affiliate of the Manager, is located at 100 Independence, 610 Market Street, Philadelphia, PA 19106-2354, and serves as the Fund’s shareholder servicing, dividend disbursing, and transfer agent (the “Transfer Agent”) pursuant to a Shareholder Services Agreement. The Transfer Agent is an indirect subsidiary of Nomura. The Transfer Agent also acts as shareholder servicing, dividend disbursing, and transfer agent for the other Nomura Funds. The Transfer Agent is paid a fee by the Fund for providing these services consisting of an asset-based fee and certain out-of-pocket expenses. The Transfer Agent will bill, and the Fund  will pay, such compensation monthly. Omnibus and networking fees charged by financial intermediaries and subtransfer agency fees are passed on to and paid directly by the Fund. The Transfer Agent’s compensation is fixed each year and approved by the Board, including a majority of the Independent Trustees.
The Fund has authorized, in addition to the Transfer Agent, one or more brokers to accept purchase and redemption orders on its behalf. Such brokers are authorized to designate other intermediaries to accept purchase and redemption orders on behalf of the Fund. For purposes of pricing, the Fund  will be deemed to have received a purchase or redemption order when an authorized broker or, if applicable, a broker’s authorized designee, accepts the order.
BNY Mellon Investment Servicing (US) Inc. (“BNYIS”) provides subtransfer agency services to the Fund. In connection with these services,  BNYIS administers the overnight investment of cash pending investment in the Fund  or payment of redemptions. The proceeds of this investment program are used to offset the Fund’s transfer agency expenses.
Fund Accountants
The Bank of New York Mellon (“BNY”), 240 Greenwich Street, New York, NY 10286-0001, provides fund accounting and financial administration services to the Fund. Those services include performing functions related to calculating the Fund’s NAV and providing financial reporting information, regulatory compliance testing, and other related accounting services. For these services, the Fund pays BNY an asset-based fee, subject to certain fee minimums plus certain out-of-pocket expenses and transactional charges. DIFSC provides fund accounting and financial administration oversight services to the Fund. Those services include overseeing the Fund’s pricing process, the calculation and payment of fund expenses, and financial reporting in shareholder reports, registration statements, and other regulatory filings. DIFSC also manages the process for

Investment Manager and Other Service Providers
the payment of dividends and distributions and the dissemination of the Fund’s NAV  and performance data. For these services, the Fund pays DIFSC an asset-based fee, subject to certain fee minimums, plus certain out-of-pocket expenses, and transactional charges. The fees payable to BNY and DIFSC under the service agreements described above will be allocated among all funds in the Nomura Funds on a relative NAV basis.
During the fiscal years ended March 31, 2024, 2025 and 2026, the Fund paid the following amounts to BNY for fund accounting and financial administration services: $44,687, $47,388 and $64,951, respectively.
During the fiscal years ended March 31, 2024, 2025 and 2026, the Fund paid the following amounts to DIFSC for fund accounting and financial administration oversight services: $8,978, $9,249 and $9,982, respectively.
Securities Lending Agent
The Board has approved the  Fund’s participation in a securities lending program. Under the securities lending program,  BNY serves as the Fund’s  securities lending agent (“Securities Lending Agent”).
During the fiscal year ended March 31, 2026, the Fund  did not earn income or pay any fees and/or compensation pursuant to the Securities Lending Agreement between the Trust with respect to the Fund and the Securities Lending Agent.
Custodian
BNY is the custodian for the assets of the Fund. BNY holds securities, cash, and other assets of the Fund as required by the 1940 Act. As custodian for the Fund, BNY maintains a separate account or accounts for the Fund; receives, holds, and releases portfolio securities on account of the Fund; receives and disburses money on behalf of the Fund; and collects and receives income and other payments and distributions on account of the Fund’s portfolio securities. BNY also serves as the Fund’s foreign custody manager for its non-U.S. investments and is responsible for selecting, contracting with, and monitoring eligible foreign subcustodians.
Legal Counsel
Stradley Ronon Stevens & Young, LLP serves as the Trust’s legal counsel.
Portfolio Managers
Other Accounts Managed
The following chart lists certain information about types of other accounts for which each portfolio manager is primarily responsible as of March 31, 2026 unless otherwise noted. Any accounts managed in a personal capacity appear under “Other Accounts” along with the other accounts managed on a professional basis.

	No. of Accounts	Total Assets Managed	No. of Accounts with Performance-Based Fees	Total Assets in Accounts with Performance-Based Fees
Stephen Juszczyszyn
Registered Investment Companies	1	$131.3 million	0	$0
Other Pooled Investments Vehicles	0	$0	0	$0
Other Accounts	4	$189.7 million	0	$0
Kathleen Burst
Registered Investment Companies	1	$131.3 million	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	2	$136.5 million	0	$0
Description of Material Conflicts of Interest
Individual portfolio managers may perform investment management services for other funds or accounts similar to those provided to the Fund and the investment action for each such other fund or account and the Fund may differ. For example, an account or fund may be selling a security, while another account or fund may be purchasing or holding the same security. As a result, transactions executed for one fund or account may adversely affect the value of securities held by another fund, account, or the Fund. Additionally, the management of multiple funds or accounts and the Fund may give rise to potential conflicts of interest, as a portfolio manager must allocate time and effort to multiple funds or accounts and the Fund. A portfolio manager may discover an investment opportunity that may be suitable for more than one account or fund. The investment opportunity may be limited, however, so that all funds or accounts for which the investment would be suitable may not be able to participate. The Manager has established proprietary accounts and initial seed accounts, and also manages accounts for affiliated entities. A portfolio manager also may have invested in certain funds or accounts managed by the Manager. Accordingly, portfolio managers have an incentive to favor these accounts or funds over other client accounts or funds. The Manager has adopted procedures designed to allocate investments fairly across multiple funds and accounts including, unless prohibited by applicable law, proprietary and affiliated accounts.
Some of the accounts managed by a portfolio manager as set forth in the table above may have performance-based fees. This compensation structure presents a potential conflict of interest because a portfolio manager has an incentive to manage these accounts so as to enhance their performance, to the possible detriment of other accounts for which the Manager does not receive a performance-based fee.
A portfolio manager’s management of personal accounts also may present certain conflicts of interest. While the Manager’s Code of Ethics is designed to address these potential conflicts, there is no guarantee that it will do so.
When the Manager and its affiliates establish proprietary accounts, provide the initial seed capital in connection with the creation of a new investment product or style, and manage affiliate accounts, these accounts may not exhibit the same performance results as a similarly managed Fund for a variety of reasons, including regulatory restrictions on the type and amount of securities in which the proprietary capital invests, differential credit and financing terms, and the use of hedging transactions that differ from those used to implement investment strategies for advisory clients.
Compensation Structure
Each portfolio manager’s compensation consists of the following:
Base Salary — Each named portfolio manager receives a fixed base salary. Salaries are determined by a comparison to industry data prepared by third parties to ensure that portfolio manager salaries are in line with salaries paid at peer investment advisory firms.
Bonus —  Investment professionals are eligible to receive a discretionary bonus, which is based on financial and non-financial factors. Discretionary bonus awards for individuals consider entity/department profits, individual contribution to the profit (for revenue generating employees), the employee’s performance against pre-agreed targets and remuneration levels in the market in which the Nomura Asset Management business operates. Individual contribution is assessed on a range of factors including the successful completion of key fund and portfolio investment initiatives, and the long-term performance of the investments for which an individual is responsible. The total bonus pool available for discretionary allocations to individual investment professionals is determined by the Nomura Group results, divisional results, assets managed (including investment companies, insurance product-related accounts and other separate accounts), management fees and related expenses (including fund waiver expenses) for registered investment companies, pooled vehicles, and managed separate accounts. Although no direct link is applied, each manager is compensated by taking account of the following assessments. For investment companies, each manager is compensated according to the Fund’s  Broadridge Financial Solutions, Inc. (formerly, Lipper Inc.) (“Broadridge”) or Morningstar, Inc. peer group percentile ranking on a 1-, 3-, and 5-year basis, with longer term performance more heavily weighted. For managed separate accounts, the portfolio managers are compensated according to the composite percentile ranking against the eVestment Alliance database (or similar sources of relative performance data) on a one-, three-, and five-year basis, with longer term performance more heavily weighted; composite performance relative to the benchmark is also evaluated for the same time periods. Incentives reach maximum potential at the top 25th-30th percentile. The remaining portion of the bonus pool allocation is discretionary as determined by Nomura Asset Management and takes account of both financial and non-financial factors. For new and recently transitioned portfolio managers, the compensation may be weighed more heavily towards a portfolio manager’s actual contribution and ability to influence performance, rather than longer-term performance. Management intends to move the compensation structure towards longer-term performance for these portfolio managers over time.
Deferred Compensation —  When an employee’s total compensation (fixed plus variable remuneration) exceeds certain limits, the employee is subjected to the  Nomura Holdings, Inc. remuneration deferral scheme which may include the Nomura Notional Fund Unit (NFU) Plan and the Nomura Restricted Stock Unit (RSU) Plan, for alignment of interest purposes.
Nomura Notional Fund Unit (NFU) — A portion of a portfolio manager’s discretionary bonus may be notionally aligned with the performance of certain funds pursuant to the terms and vesting conditions of the Nomura Notional Fund Unit Award Agreement. In general, the award will vest in equal tranches over a period of 3 years with longer vesting periods as necessary to comply with regulatory requirements.
Nomura Restricted Stock Unit (RSU) — A portion of a portfolio manager’s discretionary bonus may be granted in RSUs pursuant to the terms and vesting conditions of the Nomura Global Restricted Stock Unit Award Agreement, which is used to deliver remuneration in the form of Nomura equity. In general, vesting and delivery of shares will be in equal tranches over a period of 3 years with longer vesting periods as necessary to comply with regulatory requirements.
Other Compensation — Portfolio managers may also participate in benefit plans and programs available generally to all similarly situated employees.
Ownership of Fund Shares
As of March 31, 2026, the portfolio managers did not beneficially own any shares of the Fund.

Trading Practices and Brokerage
The Manager selects broker/dealers to execute transactions on behalf of the Fund  for the purchase or sale of portfolio securities on the basis of its judgment of their professional capability to provide the service. The primary consideration in selecting broker/dealers is to seek those broker/dealers who will provide best execution for the Fund. Best execution refers to many factors, including the price paid or received for a security, the commission charged, the promptness and reliability of execution, the confidentiality and placement accorded the order, and other factors affecting the overall benefit obtained by the account on the transaction. Some trades are made on a net basis where the Fund  either buys securities directly from the broker/dealer or sells them to the broker/dealer. In these instances, there is no direct commission charged but there is a spread (the difference between the buy and sell price), which is the economic equivalent of a commission. When a commission is paid, the Fund  pays reasonable brokerage commission rates based upon the professional knowledge of the Manager’s trading department as to rates paid and charged for similar transactions throughout the securities industry. In some instances, the Fund pays a minimal share transaction cost when the transaction presents no difficulty.
During the past three fiscal years, the Fund did not pay any brokerage commissions.
Subject to applicable requirements, such as seeking best execution and Rule 12b-1(h) under the 1940 Act, the Manager may allocate out of all commission business generated by all of the funds and accounts under its management, brokerage business to broker/dealers who provide brokerage and research services. These services may include providing advice, either directly or through publications or writings, as to the value of securities, the advisability of investing in, purchasing, or selling securities, and the availability of securities or purchasers or sellers of securities; furnishing of analyses and reports concerning issuers, securities, or industries; providing information on economic factors and trends; assisting in determining portfolio strategy; providing computer software used in security analysis; and providing portfolio performance evaluation and technical market analyses. Such services are used by the Manager in connection with its investment decision-making process with respect to one or more mutual funds and separate accounts managed by it, and may not be used, or used exclusively, with respect to the mutual fund or separate account generating the brokerage.
As provided in the Securities Exchange Act of 1934, as amended, and the Fund’s Investment Management Agreement, higher commissions are permitted to be paid to broker/dealers who provide brokerage and research services than to broker/dealers who do not provide such services, if such higher commissions are deemed reasonable in relation to the value of the brokerage and research services provided. Although transactions directed to broker/dealers who provide such brokerage and research services may result in the Fund paying higher commissions, the Manager believes that such commissions are reasonable in relation to the value of the brokerage and research services provided. In some instances, services may be provided to the Manager that constitute in some part brokerage and research services used by the Manager in connection with its investment decision-making process and constitute in some part services used by the Manager in connection with administrative or other functions not related to its investment decision-making process. In such cases, the Manager will make a good faith allocation of brokerage and research services and will pay out of its own resources for services used by the Manager in connection with administrative or other functions not related to its investment decision-making process. In addition, so long as the Fund is not disadvantaged, other than the potential for additional commissions/equivalents, portfolio transactions that generate commissions or their equivalent can be allocated to broker/dealers that provide services directly or indirectly to the Fund and/or to other  Nomura Funds. Subject to best execution, commissions/equivalents allocated to brokers providing such services may or may not be generated by the funds receiving the service. In such instances, the commissions/equivalents would be used for the advantage of  the Fund or other funds and not for the advantage of the Manager.
During the last fiscal year, the Fund did not engage in any portfolio transactions resulting in brokerage commissions directed to brokers for brokerage and research services.
As of March 31, 2026, the Fund did not hold securities of its regular broker/dealers, as defined in Rule 10b-1 under the 1940 Act, or such broker/dealers’ parents.
The Manager may place a combined order for two or more accounts or funds engaged in the purchase or sale of the same security if, in its judgment, joint execution is in the best interest of each participant and will meet the requirement to seek best execution. Transactions involving commingled orders are allocated in a manner deemed equitable to each account or fund. When a combined order is executed in a series of transactions at different prices, each account participating in the order may be allocated an average price obtained from the executing broker. It is believed that the ability of the accounts to participate in volume transactions will generally be beneficial to the accounts and funds. Although it is recognized that, in some cases, the joint execution of orders could adversely affect the price or volume of the security that a particular account or fund may obtain, it is the opinion of the Manager and the Board that the advantages of combined orders outweigh the possible disadvantages of separate transactions.
From time to time, the Manager may recommend or execute trades in certain instruments between the Fund and other accounts managed by the Manager or its affiliates (including proprietary, seed, and affiliate accounts). These trades are known as cross trades. Cross trades can provide a benefit to the Fund in the form of reduced market impact, increased execution efficiency and reduced transaction costs, and the ability to fill sell and purchase orders at more advantageous prices. Cross trades create actual or potential conflicts of interest between the Fund and other accounts managed by the Manager or its affiliates, and for the Manager and its affiliates, including the possibility that the Manager, for example, will effect a cross trade at a price that is disadvantageous to a participating client account, will transfer an undesirable security from a client paying higher fees to one paying lower fees, will transfer an illiquid security held by a client account in need of liquidity to another client account, or use one client account to “park” desirable securities for other client accounts until cash becomes available. To address these potential conflicts, the Fund has adopted a policy requiring all cross trades for the  Fund to comply with Rule 17a-7 under the 1940 Act and applicable SEC guidance. This policy requires, among other things, that cross trades for the Fund must only involve a security for which market quotations are readily available and must be effected at the independent current market price of the security.
Consistent with the Financial Industry Regulatory Authority (“FINRA”) rules, and subject to seeking best execution, the Manager may place orders with broker/dealers that have agreed to defray certain Fund expenses, such as custodian fees.
The Fund has the authority to participate in a commission recapture program. Under the program and subject to seeking best execution (as described above),  the Fund may direct certain security trades to brokers who have agreed to rebate a portion of the related brokerage commission to the Fund in cash. Any such commission rebates will be included as a realized gain on securities in the appropriate financial statements of the Fund. The Manager and its affiliates have previously acted, and may in the future act, as an investment manager to mutual funds or separate accounts  affiliated with the administrator of the commission recapture program. In addition, affiliates of the administrator act as consultants in helping institutional clients choose investment managers and may also participate in other types of businesses and provide other services in the investment management industry.
Capital Structure
Capitalization
The Trust currently has authorized, and allocated to the Institutional Class of the Fund, an unlimited number of shares of beneficial interest with no par value. All shares are, when issued in accordance with the Trust’s registration statement (as amended from time to time), governing instruments and applicable law, fully paid, and nonassessable. Shareholders do not have preemptive rights. All shares of the Fund represent an undivided proportionate interest in the assets of the Fund.
Noncumulative Voting
The Trust’s shares have noncumulative voting rights, meaning that the holders of more than 50% of the shares of the Trust voting for the election of Trustees can elect all of the Trustees if they choose to do so, and, in such event, the holders of the remaining shares will not be able to elect any Trustees.
Purchasing Shares
General Information
Shares of the Fund are offered on a continuous basis by the Distributor and may be purchased through authorized financial intermediaries or directly by contacting the Trust. The Trust reserves the right to suspend sales of Fund shares, and reject any order for the purchase of Fund shares if, in the opinion of management, such rejection is in the Fund’s best interest. There are no minimum purchase requirements for Institutional Class shares.
Financial intermediaries are responsible for transmitting orders promptly. The Fund reserves the right to reject any order for the purchase of its shares if in the opinion of management such rejection is in the Fund’s best interest. If a purchase is canceled because your check is returned unpaid, you are responsible for any loss incurred. The Fund can redeem shares from your account(s) to reimburse itself for any loss, and you may be restricted from making future purchases in any Nomura Fund. The Fund reserves the right to reject purchase orders paid by third-party checks or checks that are not drawn on a domestic branch of a US financial institution. If a check drawn on a foreign financial institution is accepted, you may be subject to additional bank charges for clearance and currency conversion.
The Fund also reserves the right, following shareholder notification, to charge a service fee on  nonretirement accounts that, as a result of redemption, have remained below the minimum stated account balance for a period of three or more consecutive months. Holders of such accounts may be notified of their insufficient account balance and advised that they have until the end of the current calendar quarter to raise their balance to the stated minimum. If the account has not reached the minimum balance requirement by that time, the Fund may charge a $9 fee for that quarter and each subsequent calendar quarter until the account is brought up to the minimum balance. No fees will be charged without proper notice.
In addition, if you redeem shares and your account balance falls below $500, your shares may be redeemed after 60 days’ written notice to you.
Certain accounts held in omnibus, advisory, or asset-allocation programs or programs offered by certain intermediaries may be opened below the minimum stated account balance and may maintain balances that are below the minimum stated account balance without incurring a service fee or being subject to involuntary redemption.
FINRA has adopted amendments to its Conduct Rules, relating to investment company sales charges. The Trust and the Distributor intend to operate in compliance with these rules.

Purchasing Shares
Certificates representing shares purchased are not ordinarily issued. However, purchases not involving the issuance of certificates are confirmed to the investor and credited to the shareholder’s account on the books maintained by the Transfer Agent. The investor will have the same rights of ownership with respect to such shares as if certificates had been issued. An investor will be permitted to obtain a certificate in certain limited circumstances that are approved by an appropriate officer of the Fund. No charge is assessed by the Trust for any certificate issued. The Fund does not intend to issue replacement certificates for lost or stolen certificates, except in certain limited circumstances that are approved by an appropriate officer of the Fund. In those circumstances, a shareholder may be subject to fees for replacement of a lost or stolen certificate, under certain conditions, including the cost of obtaining a bond covering the lost or stolen certificate. Please contact the Trust for further information. Investors who hold certificates representing any of their shares may only redeem those shares by written request. The investor’s certificate(s) must accompany such request.
For investors currently holding paper certificates, the Fund, in its  discretion, may deem it necessary to retire all outstanding paper share certificates and convert your shares into electronic format, which is commonly referred to as “book entry” format. Shares held in “book entry” form have all of the same rights and privileges as shares held in certificate form, and allow for convenient electronic share transactions, such as telephone or online exchanges and redemptions. Please note, that this operational exercise does not in any way change your ownership rights or the value of your investment. Impacted investors would receive a letter prior to any such action.
Contact your financial intermediary for specific information regarding the availability and suitability of various account options described throughout this  SAI. Contact your financial intermediary for specific information with respect to the financial intermediary’s policies regarding minimum purchase and minimum balance requirements and involuntary redemption, which may differ from what is described throughout this SAI.
Share Class Exchanges
You may generally exchange all or part of your shares for shares of the same class of another Nomura Fund.
If you wish to transfer your investment between different funds, we generally will process your request as an exchange of the shares you currently hold for shares in the new class or fund.
Such exchange privileges is subject to termination and may be amended from time to time.
Right of Reinvestment Privilege
Holders of shares of the Fund that were acquired on or before July 28, 2023 who redeem such shares have up to 90 days from the date of redemption to reinvest all or part of their redemption proceeds in the same class of any of the other Nomura Funds or Class A shares of any of the other Nomura Funds without being assessed a front-end sales charge. The reinvestment will be subject to applicable eligibility and minimum purchase requirements and must be in states where shares of such other funds may be sold. You or your financial intermediary must notify us at the time you purchase shares if you are eligible for this privilege.
Investment Plans
Reinvestment Plan
Unless otherwise designated by shareholders in writing, dividends and distributions, if any, will be automatically reinvested in additional shares of the Fund (based on the NAV in effect on the reinvestment date) and will be credited to the shareholder’s account on that date.
Reinvestment of Dividends in other Nomura Funds
Subject to applicable eligibility and minimum initial purchase requirements and the limitations set forth below, shareholders may be able to automatically reinvest dividends and/or distributions in any of the other Nomura Funds, including the Fund, in states where their shares may be sold. However, if you received shares as the result of a transaction involving a predecessor fund, you may not be able to reinvest your dividends at the current time. Such investments will be at NAV at the close of business on the reinvestment date without any front-end sales charge or service fee. The shareholder must notify the Transfer Agent in writing and must have established an account in the fund into which the dividends and/or distributions are to be invested. Any reinvestment directed to a fund in which the investor does not then have an account will be treated like all other initial purchases of the fund’s shares. Consequently, an investor should obtain and read carefully the prospectus for the fund in which the investment is intended to be made before investing or sending money. The prospectus contains more complete information about the fund, including charges and expenses.
Dividends and/or distributions from other  Nomura Funds may be invested in shares of the Fund, provided an account has been established. However, only dividends from Institutional Class shares may be directed to other Institutional Class shares.

Investing by Exchange
If you have an investment in another Nomura Fund, you may be able to exchange part or all of your investment into shares of the Fund. If you received shares as the result of a transaction involving a predecessor fund, you may not be able to exchange shares of the predecessor fund into other Nomura Funds at the current time. If you wish to open an account by exchange, call the Nomura Funds at 800 523-1918 for more information. All exchanges are subject to any limitations set forth in the Fund’s Prospectus. See “Redemption and Exchange” below for more complete information concerning your exchange privileges.
Investing by Electronic Fund Transfer
Direct Deposit Purchase Plan: Investors may arrange for the Fund to accept direct deposits for investment through an agent bank, preauthorized government, or private recurring payments. This method of investment assures the timely credit to the shareholder’s account of payments such as social security, veterans’ pension or compensation benefits, federal salaries, railroad retirement benefits, private payroll checks, dividends, and disability or pension fund benefits. It also eliminates the possibility and inconvenience of lost, stolen, and delayed checks. If you participate in a direct deposit purchase plan for an account held directly with the Fund’s transfer agent and also hold shares of Nomura Funds other than directly with us, generally those holdings will not be aggregated with the assets held with us for purposes of determining rights of accumulation in connection with direct deposit purchases.
Automatic Investing Plan: Shareholders may make automatic investments by authorizing, in advance, monthly or quarterly payments directly from their checking accounts for deposit into their Fund accounts. This type of investment will be handled in either of the following ways: (i) if the shareholder’s bank is a member of the National Automated Clearing House Association (“NACHA”), the amount of the periodic investment will be electronically deducted from his or her checking account by Electronic Fund Transfer (“EFT”) and such checking account will reflect a debit although no check is required to initiate the transaction; or (ii) if the shareholder’s bank is not a member of NACHA, deductions will be made by preauthorized checks, known as Depository Transfer Checks. Should the shareholder’s bank become a member of NACHA in the future, his or her investments would be handled electronically through EFT. If you participate in an automatic investment program for an account held directly with the Fund’s transfer agent and also hold shares of Nomura Funds other than directly with us, generally those holdings will not be aggregated with the assets held with us for purposes of determining rights of accumulation in connection with automatic investment program purchases.
Minimum Initial/Subsequent Investments by Electronic Fund Transfer: Initial investments under the direct deposit purchase plan and the automatic investing plan must be for $250 or more and subsequent investments under such plans must be for $25 or more. An investor wishing to take advantage of either service must complete an authorization form. Either service can be discontinued by the shareholder at any time without penalty by giving written notice.
Direct Deposit Purchase by Mail
Shareholders may authorize a third party, such as a bank or employer, to make investments directly to their Fund accounts. The Fund will accept these investments, such as bank-by-phone, annuity payments, and payroll allotments, by mail directly from the third party. Investors should contact their employers or financial institutions who in turn should contact the Trust for proper instructions.
On Demand Service
You or your financial intermediary may request purchases of Fund shares by phone using the on demand service. When you authorize the Fund to accept such requests from you or your financial intermediary, funds will be withdrawn (for share purchases) from your predesignated bank account. Your request will be processed the same day if you call prior to 4:00pm Eastern time. There is a $25 minimum and $100,000 maximum limit for on demand service transactions.
It may take up to four Business Days for the transactions to be completed. A “Business Day” is any day that the New York Stock Exchange (NYSE) is open for business. You can initiate this service by completing an Account Services form. If your name and address are not identical to the name and address on your Fund account, you must have your Medallion Signature Guarantee. The Fund does not charge a fee for this service; however, your bank may charge a fee.
Systematic Exchange Option
Shareholders can use the systematic exchange option to invest in the Fund through regular liquidations of shares in their accounts in other Nomura Fund, subject to certain limitations. Shareholders may elect to invest in one or more of the other Nomura  Funds through the systematic exchange option. If, in connection with the election of the systematic exchange option, you wish to open a new account to receive the automatic investment, such new account must meet the minimum initial purchase requirements described in the prospectus of the fund that you select. All investments under this option are exchanges and are therefore subject to the same conditions and limitations as other exchanges noted above.
Under this automatic exchange program, shareholders can authorize regular monthly investments (minimum of $100 per fund, unless you received shares as the result of a transaction involving a predecessor fund, in which case there will be no minimum) to be liquidated from their account and invested automatically into other Nomura Funds, subject to the conditions and limitations set forth in the Prospectus. The investment will be made

Investment Plans
on the 20th day of each month (or, if the fund selected is not open that day, the next Business Day) at the public offering price or NAV, as applicable, of the fund selected on the date of investment. No investment will be made for any month if the value of the shareholder’s account is less than the amount specified for investment.
Periodic investment through the systematic exchange option does not ensure profits or protect against losses in a declining market. The price of the fund into which investments are made could fluctuate. Since this program involves continuous investment regardless of such fluctuating value, investors selecting this option should consider their financial ability to continue to participate in the program through periods of low fund share prices. This program involves automatic exchanges between two or more fund accounts and is treated as a purchase of shares of the fund into which investments are made through the program. Shareholders can terminate their participation in the systematic exchange option at any time by giving written notice to the fund from which exchanges are made.
Determining Offering Price and Net Asset Value
Orders for purchases and redemptions of the Fund’s shares are effected at the NAV per share next calculated after receipt of the order by the Fund, its agent, or certain other authorized persons. See “Investment Manager and Other Service Providers—Distributor” above. Financial intermediaries are responsible for transmitting orders promptly.
NAV is computed as of the close of regular trading on the NYSE, which is normally 4:00pm, Eastern time, on days when the NYSE is open for business. The NYSE is scheduled to be open Monday through Friday throughout the year except for days when the following holidays are observed: New Year’s Day, Martin Luther King, Jr. Day, President’s Day, Good Friday, Memorial Day, Juneteenth National Independence Day, Independence Day, Labor Day, Thanksgiving, and Christmas. The time by which purchase and redemption orders must be effected in order to receive a Business Day’s NAV and the time at which such orders are processed and shares are priced may change in case of an emergency declared by the SEC or, if regular trading on the NYSE is stopped, at a time other than the regularly scheduled close of the NYSE. When the NYSE is closed, the Fund will generally be closed, pricing calculations will not be made, and purchase and redemption orders will not be processed until the Fund’s next Business Day. See “Calculating share price” and “How to redeem shares” in the Prospectus.
Generally, trading in securities of many foreign (non-US) securities exchanges and on over-the-counter markets in these regions is completed at various times prior to the close of business on each Business Day. In addition, trading in foreign markets may not take place on all Business Days, and, furthermore, trading can take place in various foreign markets on days which are not Business Days and days on which the Fund’s  NAV is not calculated. In these instances, calculation of the Fund’s NAV may not take place contemporaneously with the determination of the prices of the securities traded in foreign markets. Foreign securities primarily traded on foreign exchanges or markets that close prior to the NYSE on a Business Day may be valued at fair value by a Pricing Source (as defined in this section below) in accordance with a model that adjusts the prices of such securities based on multiple factors. Foreign securities that do not trade on a Business Day are also valued at fair value. Accordingly, the Fund may use fair value pricing more frequently for securities traded primarily in foreign markets because foreign markets operate at times that do not coincide with those of major US markets. The Fund may determine the fair value of such investments based on information provided by a Pricing Source. If a Pricing Source does not provide a fair value for a particular security or if the value does not meet the established criteria for the Fund, the most recent closing price for such a security on its principal exchange will generally be its fair value on such date. See “Fair valuation” in the Prospectus for additional information.
The  NAV per share of the Fund is calculated by subtracting the liabilities of the Fund from its total assets and dividing the resulting number by the number of shares outstanding. In determining the Fund’s total net assets and calculating NAV, equity securities, except those traded on the Nasdaq Stock Market, Inc. (Nasdaq), are valued at the last quoted sales price as of the time of the regular close of the NYSE on the valuation date. Securities traded on the Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sales price. If, on a particular day, an equity security does not trade, then the mean between the bid and ask prices on the primary exchange on which they trade will be used. Most debt securities, fixed income securities, and credit default swap (“CDS”) contracts are valued based upon valuations provided by an independent pricing service or broker/counterparty and reviewed by the Manager. The pricing service may use a pricing matrix to determine valuation, which reflects such factors as security prices, yields, maturities, and ratings, and are supplemented by dealer and exchange quotations. To the extent current market prices are not available, the pricing service may take into account developments related to the specific security, as well as transactions in comparable securities. US government and agency securities are valued at the mean between the bid and ask prices. Valuation of asset-backed securities, collateralized mortgage obligations, commercial mortgage-backed securities, and US government agency mortgage-backed securities rely upon valuations provided by an independent pricing service, which utilize matrix pricing that considers prepayment speed, attributes of the collateral, yield or price of bonds of comparable quality, coupon, maturity, and type as well as broker/dealer-supplied prices. Swap prices are derived using daily swap curves and models that incorporate a number of market data factors, such as discounted cash flows, trades, and values of the underlying reference instruments. Open-end investment company securities are valued at net asset value per share, as reported by the underlying investment company. Forward foreign currency contracts and foreign cross currency exchange contracts are valued at the mean between the bid and ask prices. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available. Futures contracts and options on futures contracts are valued at the daily quoted settlement or closing prices on the primary exchange or board of trade on which they trade. Exchange-traded options are valued at the last reported sale price or, if no sales are reported, at the mean between the last reported bid and ask prices. Foreign securities and the prices of foreign securities denominated in foreign currencies are translated to US dollars at the mean between the bid and offer quotations of such currencies based on rates in effect as of the close of the NYSE.
Investments for which market quotations are not readily available are valued at fair value as determined in good faith pursuant to Rule 2a-5 under the 1940 Act (“Rule 2a-5”). As a general principle, the fair value of a security or other asset is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. Pursuant to Rule 2a-5, the Board of Trustees has designated the Manager as the valuation designee (“Valuation Designee”) for the Fund to perform the fair value determination relating to all applicable Fund investments. The Manager has established a Pricing Committee to assist with its designated responsibilities as Valuation Designee, and the Manager may carry out its designated responsibilities as Valuation Designee through the Pricing Committee and other teams and committees, which operate under policies and procedures approved by the Board and subject to the Board’s oversight. Fair value pricing may be used more frequently for securities traded primarily in non-US markets. See “Fair valuation” in the Prospectus for additional information.
Subject to the Board’s oversight, the Valuation Designee may value Fund securities for which market quotations are not readily available and other Fund assets utilizing inputs from pricing services, quotation reporting systems, valuation agents and other third-party sources (together, “Pricing Sources”). Prices provided by a Pricing Source take into account appropriate factors, including, but not limited to, institutional trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data.
Redemption and Exchange
General Information
You can redeem or exchange your shares in a number of different ways that are described below. Your shares will be redeemed or exchanged at a price based on the NAV next determined after the Fund receives your request in good order. For example, redemption or exchange requests received in good order after the time the NAV of shares is determined will be processed on the next Business Day. See “How to redeem shares” in the Prospectus. A shareholder submitting a redemption request may indicate that he or she wishes to receive redemption proceeds of a specific dollar amount. In the case of such a request, and in the case of certain redemptions from retirement plan accounts, the Fund will redeem the number of shares necessary to tender to the shareholder the requested amount, assuming the shareholder holds enough shares in his or her account for the redemption to be processed in this manner. Redemption proceeds will be distributed promptly, as described below, but not later than seven days after receipt of a redemption request.
Except as noted below, for a redemption request to be in “good order,” you must provide the name of the  Nomura Fund, your account number, account registration, and the total number of shares or dollar amount of the transaction. For exchange requests, you must also provide the name of the Nomura Fund in which you want to invest the proceeds. Exchange instructions and redemption requests must be signed by the record owner(s) exactly as the shares are registered. You may request a redemption or an exchange by calling the Nomura Funds at 800 523-1918. The Fund may suspend, terminate, or amend the terms of the exchange privilege upon 60 days’ written notice to shareholders.
Orders for the repurchase of Fund shares that are submitted to the  Nomura Fund prior to the close of its Business Day will be executed at the NAV per share computed that day, if the repurchase order was received by the financial intermediary from the shareholder prior to the time the offering price and NAV are determined on such day. The financial intermediary has the responsibility of transmitting orders to the Nomura Fund promptly. Such repurchase is then settled as an ordinary transaction with the financial intermediary (who may make a charge to the shareholder for this service) delivering the shares repurchased.
Payment for shares redeemed will ordinarily be mailed the next Business Day, but in no case later than seven days, after receipt of a redemption request in good order by either the Fund or certain other authorized persons (see Investment Manager and Other Service Providers—Distributor); provided, however, that each commitment to mail or wire redemption proceeds by a certain time, as described below, is modified by the qualifications described in the next paragraph.
The Fund will process written and telephone redemption requests to the extent that the purchase orders for the shares being redeemed have already settled. The Fund will honor redemption requests as to shares for which a check was tendered as payment, but the Fund will not mail or wire the proceeds until it is reasonably satisfied that the purchase check has cleared, which may take up to 15 calendar days from the purchase date. You can avoid this potential delay if you purchase shares by wiring Federal Funds. The Fund reserves the right to reject a written or telephone redemption request or delay payment of redemption proceeds if there has been a recent change to the shareholder’s address of record.
If a shareholder has been credited with a purchase by a check that is subsequently returned unpaid for insufficient funds or for any other reason, the Fund will automatically redeem from the shareholder’s account the shares purchased by the check plus any dividends earned thereon. Shareholders may be responsible for any losses to the Fund or to the Distributor.

Redemption and Exchange
In case of a suspension of the determination of the NAV because the NYSE is closed for reasons other than weekends or holidays, or trading thereon is restricted or an emergency exists as a result of which disposal by the Fund of securities owned by it is not reasonably practical, or it is not reasonably practical for the Fund to fairly value its assets, or in the event that the SEC has provided for such suspension for the protection of shareholders, the Fund may postpone payment or suspend the right of redemption or repurchase. In such cases, the shareholder may withdraw the request for redemption or leave it standing as a request for redemption at the NAV next determined after the suspension has been terminated.
Payment for shares redeemed or repurchased may be made either in cash or in kind, or partly in cash and partly in kind. Any portfolio securities paid or distributed in kind would be valued as described in “Determining Offering Price and Net Asset Value” above. Subsequent sale by an investor receiving a distribution in kind could result in the payment of brokerage commissions. However, the Trust has elected to be governed by Rule 18f-1 under the 1940 Act pursuant to which the Fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1.00% of the  NAV of the Fund during any 90-day period for any one shareholder.
The value of the Fund’s investments is subject to changing market prices. Thus, a shareholder redeeming shares of the Fund may sustain either a gain or loss, depending upon the price paid and the price received for such shares.
Neither the Fund nor the Distributor charge a fee for  redemptions or repurchases, but such fees could be charged at any time in the future.
You may exchange all or part of your investment in one or more  Nomura Funds for shares of other Nomura Funds. Please keep in mind, however, that under most circumstances you may exchange between like classes of shares only. To open an account by exchange, call your financial intermediary or the Nomura Funds at 800 523-1918.
The Fund also reserves the right to refuse the purchase side of an exchange request by any person, or group if, in the Manager’s judgment, the Fund would be unable to invest effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected. A shareholder’s purchase exchanges may be restricted or refused if the Fund receives or anticipates simultaneous orders affecting significant portions of the Fund’s assets.
The Fund discourages purchases by market timers and purchase orders (including the purchase side of exchange orders) by shareholders identified as market timers may be rejected. The Fund will consider anyone who follows a pattern deemed market timing in any Nomura Fund to be a market timer. Your ability to use the Fund’s exchange privilege may be limited if you are identified as a market timer. If you are identified as a market timer, we will execute the redemption side of your exchange order but may refuse the purchase side of your exchange order. See the Fund’s Prospectus for more information on its market timing policies.
Contact your financial intermediary for specific information regarding the availability and suitability of various account options described throughout this  SAI.
Written Redemption
You can write to the Fund (at P.O. Box 534437, Pittsburgh, PA 15253-4437 by regular mail or Attention: 534437, 1350 Penn Avenue Suite 102, Pittsburgh, PA 15222 by overnight courier service) to redeem some or all of your shares. The request must be signed by all owners of the account. For  redemptions of more than $100,000, or when the proceeds are not sent to the shareholder(s) at the address of record, the Fund requires a signature by all owners of the account and a Medallion Signature Guarantee for each owner. A Medallion Signature Guarantee can be obtained from a commercial bank, a trust company, or a member of a Securities Transfer Association Medallion Program (“STAMP”). The Fund reserves the right to reject a signature guarantee supplied by an eligible institution based on its creditworthiness. The Fund may require further documentation from corporations, executors, retirement plans, administrators, trustees, or guardians.
Payment is normally mailed the next Business Day after receipt of your redemption request. If your  shares are in certificate form, the certificate(s) must accompany your request and also be in good order. Certificates generally are no longer issued.
Written Exchange
You may also write to the Fund (at P.O. Box 534437, Pittsburgh, PA 15253-4437 by regular mail or Attention: 534437,  1350 Penn Avenue Suite 102, Pittsburgh, PA 15222 by overnight courier service) to request an exchange of any or all of your shares into another Nomura Fund, subject to the same conditions and limitations as other exchanges noted above.
Telephonic Redemption and Exchange
To get the added convenience of the telephone redemption and exchange methods, you must have the Transfer Agent hold your shares (without charge) for you. If you hold your shares in certificate form, you may redeem or exchange only by written request and you must return your certificates.

Telephone Redemption: The “Check to Your Address of Record” service and the “Telephone Exchange” service, both of which are described below, are automatically provided unless you notify the Fund in which you have your account in writing that you do not wish to have such services available with respect to your account. The Fund reserves the right to modify, terminate, or suspend these procedures upon 60 days’ written notice to shareholders. It may be difficult to reach the Fund by telephone during periods when market or economic conditions lead to an unusually large volume of telephone requests.
The Fund and its Transfer Agent are not responsible for any shareholder loss incurred in acting upon written or telephone instructions for redemption or exchange of Fund shares that are reasonably believed to be genuine. With respect to such telephone transactions, the Fund will follow reasonable procedures to confirm that instructions communicated by telephone are genuine (including verification of personal identification). Also, shareholders should verify their trade confirmations immediately upon receipt. Telephone instructions received by the Fund are generally recorded, and a written confirmation will be provided for all purchase, exchange, and redemption transactions initiated by telephone. By exchanging shares by telephone, you are acknowledging prior receipt of a prospectus for the Nomura Fund into which your shares are being exchanged.
Telephone Redemption — Check to Your Address of Record: The Telephone Redemption feature is a quick and easy method to redeem shares. You or your financial intermediary (where applicable) can have redemption proceeds of $100,000 or less mailed to you at your address of record. Checks will be payable to the shareholder(s) of record. Payment is normally mailed the next Business Day after receipt of the redemption request. This service is only available to individual, joint, and individual fiduciary-type accounts.
Telephone Redemption — Proceeds to Your Bank: Redemption proceeds of $1,000 or more can be transferred to your predesignated bank account by wire or by check. You should authorize this service when you open your account. If you change your predesignated bank account, you must complete an authorization form and have your Medallion Signature Guarantee. For your protection, your authorization must be on file. If you request a wire, your funds will normally be sent the next Business Day. If the proceeds are wired to the shareholder’s account at a bank that is not a member of the Federal Reserve System, there could be a delay in the crediting of the funds to the shareholder’s bank account. A bank wire fee may be deducted from redemption proceeds. If you ask for a check, it will normally be mailed the next Business Day after receipt of your redemption request to your predesignated bank account. There are no separate fees for this redemption method, but mailing a check may delay the time it takes to have your redemption proceeds credited to your predesignated bank account. Call the  Nomura Funds at 800 523-1918 prior to the time NAV is determined, as noted above.
Telephone Exchange: The telephone exchange feature is a convenient and efficient way to adjust your investment holdings as your liquidity requirements and investment objectives change. You or your financial intermediary can exchange your shares into other  Nomura Funds under the same registration, subject to the same conditions and limitations as other exchanges noted above. As with the written exchange service, telephone exchanges are subject to the requirements of the Fund, as described above. Telephone exchanges may be subject to limitations as to amount or frequency.
The telephone exchange privilege is intended as a convenience to shareholders and is not intended to be a vehicle to speculate on short-term swings in the securities market through frequent transactions into and out of the  Nomura Funds. Telephone exchanges may be subject to limitations as to amount or frequency. The Transfer Agent and the Fund reserve the right to record exchange instructions received by telephone and to reject exchange requests at any time in the future.
On Demand Service
You or your financial intermediary may request redemptions of shares by phone using the on demand service. When you authorize the Fund to accept such requests from you or your financial intermediary, funds will be deposited to your predesignated bank account. Your request will be processed the same day if you call prior to 4:00pm Eastern time. There is a $25 minimum and $100,000 maximum limit for on demand service transactions. For more information, see Investment Plans—On Demand Service above.
Systematic Withdrawal Plans
Shareholders who own or purchase $5,000 or more of shares at NAV for which certificates have not been issued may establish a systematic withdrawal plan for monthly withdrawals of $25 or more, or quarterly withdrawals of $75 or more, although the Fund does not recommend any specific amount of withdrawal. This is particularly useful to shareholders living on fixed incomes, since it can provide them with a stable supplemental amount. This $5,000 minimum does not apply to investments made through qualified retirement plans. Shares purchased with the initial investment and through reinvestment of cash dividends and realized securities profits distributions will be credited to the shareholder’s account and sufficient full and fractional shares will be redeemed at the NAV calculated on the third Business Day preceding the mailing date.
Checks are dated either the 1st or the 15th of the month, as selected by the shareholder (unless such date falls on a holiday or a weekend), and are normally mailed within two Business Days. Both ordinary income dividends and realized securities profits distributions will be automatically reinvested in additional shares at  NAV. This plan is not recommended for all investors and should be started only after careful consideration of its operation and effect upon the investor’s savings and investment program. To the extent that withdrawal payments from the plan exceed any dividends and/or realized securities profits distributions paid on shares held under the plan, the withdrawal payments will represent a return of capital, and the share balance may in time be depleted, particularly in a declining market. Shareholders should not purchase additional shares while participating in a systematic withdrawal plan.

Redemption and Exchange
The sale of shares for withdrawal payments constitutes a taxable event and a shareholder may incur a capital gain or loss for federal income tax purposes. This gain or loss may be long term or short term depending on the holding period for the specific shares liquidated. Premature withdrawals from retirement plans may have adverse tax consequences.
Withdrawals under this plan made concurrently with the purchases of additional shares may be disadvantageous to the shareholder.
An investor wishing to start a systematic withdrawal plan must complete an authorization form. If the recipient of systematic withdrawal plan payments is other than the registered shareholder, the authorization form must contain a Medallion Signature Guarantee. Each signature guarantee must be supplied by an eligible guarantor institution. The Fund reserves the right to reject a signature guarantee supplied by an eligible institution based on its  creditworthiness. This plan may be terminated by the shareholder or the Transfer Agent at any time by giving written notice.
Systematic withdrawal plan payments are normally made by check. In the alternative, you may elect to have your payments transferred from your Fund account to your predesignated bank account through the on demand service. Your funds will normally be credited to your bank account up to four Business Days after the payment date. There are no separate fees for this redemption method. It may take up to four Business Days for the transactions to be completed. You can initiate this service by completing an Account Services form. If your name and address are not identical to the name and address on your Fund account, you must have your Medallion Signature Guarantee. The Fund does not charge a fee for this service; however, your bank may charge a fee.
Distributions and Taxes
Distributions
The following supplements the information in the Prospectus.
The policy of the Trust is to distribute substantially all of the Fund’s net investment income and net realized capital gains, if any, in the amount and at the times that will allow the Fund to avoid incurring any material amounts of federal income or excise taxes.
All dividends and any capital gains distributions will be automatically reinvested in additional shares of the Fund at  NAV, unless otherwise designated in writing that such dividends and/or distributions be paid in cash.
Any check in payment of dividends or other distributions that cannot be delivered by the US Postal Service or that remains  uncashed for a period of more than one year may be reinvested in the shareholder’s account at the then-current NAV and the dividend option may be changed from cash to reinvest. The Fund may deduct from a shareholder’s account the costs of the Fund’s efforts to locate the shareholder if the shareholder’s mail is returned by the US Postal Service or the Fund is otherwise unable to locate the shareholder or verify the shareholder’s mailing address. These costs may include a percentage of the account when a search company charges a percentage fee in exchange for their location services.
Taxes
The following is a summary of certain additional tax considerations generally affecting the Fund and its shareholders that are not described in the Prospectus. No attempt is made to present a detailed explanation of the tax treatment of the Fund or its shareholders, and the discussion here and in the Prospectus is not intended as a substitute for careful tax planning.
This “Distributions and Taxes” section is based on the Internal Revenue Code and applicable regulations in effect on the date of this  SAI. Future legislative, regulatory or administrative changes, including provisions of current law that sunset and thereafter no longer apply, or court decisions may significantly change the tax rules applicable to the Fund and its shareholders. Any of these changes or court decisions may have a retroactive effect.
This is for general information only and not tax advice. All investors should consult their own tax advisors as to the federal, state, local, and foreign tax provisions applicable to them.
Taxation of the Fund. The Fund has elected and intends to qualify each year as a regulated investment company (sometimes referred to as a “regulated investment company,” “RIC” or “fund”) under Subchapter M of the Internal Revenue Code. If the Fund so qualifies, the Fund will not be subject to federal income tax on the portion of its investment company taxable income (that is, generally, taxable interest, dividends, net short-term capital gains, and other taxable ordinary income, net of expenses, without regard to the deduction for dividends paid) and net capital gain (that is, the excess of net long-term capital gains over net short-term capital losses) that it distributes to shareholders.
In order to qualify for treatment as a regulated investment company, the Fund must satisfy the following requirements:

●
Distribution Requirement — the Fund must distribute an amount equal to the sum of at least 90% of its investment company taxable income and 90% of its net tax-exempt income, if any, for the tax year (including, for purposes of satisfying this distribution requirement, certain distributions made by the Fund after the close of its taxable year that are treated as made during such taxable year).

●
Income Requirement — the Fund must derive at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived from its business of investing in such stock, securities or currencies and net income derived from qualified publicly traded partnerships (“QPTPs”).

●
Asset Diversification Test — the Fund must satisfy the following asset diversification test at the close of each quarter of the Fund’s tax year: (1) at least 50% of the value of the Fund’s assets must consist of cash and cash items, US government securities, securities of other regulated investment companies, and securities of other issuers (as to which the Fund has not invested more than 5% of the value of the Fund’s total assets in securities of an issuer and as to which the Fund does not hold more than 10% of the outstanding voting securities of the issuer); and (2) no more than 25% of the value of the Fund’s total assets may be invested in the securities of any one issuer (other than US government securities or securities of other regulated investment companies) or of two or more issuers which the Fund controls and which are engaged in the same or similar trades or businesses, or, in the securities of one or more  QPTPs.

In some circumstances, the character and timing of income realized by the Fund for purposes of the Income Requirement or the identification of the issuer for purposes of the Asset Diversification Test is uncertain under current law with respect to a particular investment, and an adverse determination or future guidance by the Internal Revenue Service (“IRS”) with respect to such type of investment may adversely affect the Fund’s ability to satisfy these requirements. See, “Tax Treatment of Fund Transactions” below with respect to the application of these requirements to certain types of investments. In other circumstances, the Fund may be required to sell portfolio holdings in order to meet the Income Requirement, Distribution Requirement, or Asset Diversification Test, which may have a negative impact on the Fund’s income and performance.
The Fund may use “equalization accounting” (in lieu of making some cash distributions) in determining the portion of its income and gains that has been distributed. If the Fund uses equalization accounting, it will allocate a portion of its undistributed investment company taxable income and net capital gain to  redemptions of Fund shares and will correspondingly reduce the amount of such income and gains that it distributes in cash. If the IRS determines that the Fund’s allocation is improper and that the Fund has under-distributed its income and gain for any taxable year, the Fund may be liable for federal income and/or excise tax. If, as a result of such adjustment, the Fund fails to satisfy the Distribution Requirement, the Fund will not qualify that year as a regulated investment company the effect of which is described in the following paragraph.
If for any taxable year the Fund does not qualify as a regulated investment company, all of its taxable income (including its net capital gain) would be subject to tax at the corporate income tax rate without any deduction for dividends paid to shareholders, and the dividends would be taxable to the  shareholders as ordinary income (or possibly as qualified dividend income) to the extent of the Fund’s current and accumulated earnings and profits. Failure to qualify as a regulated investment company would thus have a negative impact on the Fund’s income and performance. Subject to savings provisions for certain failures to satisfy the Income Requirement or Asset Diversification Test, which, in general, are limited to those due to reasonable cause and not willful neglect, it is possible that the Fund will not qualify as a regulated investment company in any given tax year. Even if such savings provisions apply, the Fund may be subject to a monetary sanction of $50,000 or more. Moreover, the Board reserves the right not to maintain the qualification of the Fund as a regulated investment company if it determines such a course of action to be beneficial to shareholders.
Portfolio turnover. For investors that hold their Fund shares in a taxable account, a high portfolio turnover rate may result in higher taxes. This is because a fund with a high turnover rate is likely to accelerate the recognition of capital gains and more of such gains are likely to be taxable as short-term rather than long-term capital gains in contrast to a comparable fund with a low turnover rate. Any such higher taxes would reduce the Fund’s after-tax performance. See, “Taxation of Fund Distributions - Distributions of capital gains” below. For non-US investors, any such acceleration of the recognition of capital gains that results in more short-term and less long-term capital gains being recognized by the Fund may cause such investors to be subject to increased US withholding taxes. See, “Non-US Investors — Capital gain dividends” and “— Interest-related dividends and short-term capital gain dividends” below.
Capital loss carryovers. The capital losses of the Fund, if any, do not flow through to shareholders. Rather, the Fund may use its capital losses, subject to applicable limitations, to offset its capital gains without being required to pay taxes on or distribute to shareholders such gains that are offset by the losses. If the Fund has a “net capital loss” (that is, capital losses in excess of capital gains), the excess (if any) of the Fund’s net short-term capital losses over its net long-term capital gains is treated as a short-term capital loss arising on the first day of the Fund’s next taxable year, and the excess (if any) of the Fund’s net long-term capital losses over its net short-term capital gains is treated as a long-term capital loss arising on the first day of the Fund’s next taxable year. Any such net capital losses of the Fund that are not used to offset capital gains may be carried forward indefinitely to reduce any future capital gains realized by the Fund in succeeding taxable years.
The amount of capital losses that can be carried forward and used in any single year is subject to an annual limitation if there is a more than 50% “change in ownership” of the Fund. An ownership change generally results when shareholders owning 5% or more of the Fund increase their aggregate holdings by more than 50% over a 3-year look-back period. An ownership change could result in capital loss carryovers being used at a slower rate, thereby reducing the Fund’s ability to offset capital gains with those losses. An increase in the amount of taxable gains distributed to the Fund’s shareholders could result from an ownership change. The Fund undertakes no obligation to avoid or prevent an ownership change, which can occur in the normal course of shareholder purchases and  redemptions or as a result of engaging in a tax-free reorganization with another fund. Moreover, because of circumstances beyond the Fund’s control, there can be no assurance that the Fund will not experience, or has not already experienced, an ownership change. Additionally, if the Fund engages in a tax-free reorganization with another fund, the effect of these and other

Distributions and Taxes
rules not discussed herein may be to disallow or postpone the use by the Fund of its capital loss carryovers (including any current year losses and built-in losses when realized) to offset its own gains or those of the other fund, or vice versa, thereby reducing the tax benefits Fund shareholders would otherwise have enjoyed from use of such capital loss carryovers.
Deferral of late year losses. The Fund may elect to treat part or all of any “qualified late year loss” as if it had been incurred in the succeeding taxable year in determining the Fund’s taxable income, net capital gain, net short-term capital gain, and earnings and profits. The effect of this election is to treat any such “qualified late year loss” as if it had been incurred in the succeeding taxable year in characterizing Fund distributions for any calendar year (see, “Taxation of Fund Distributions — Distributions of capital gains” below). A “qualified late year loss” includes:

(i)	any net capital loss incurred after October 31 of the current taxable year, or, if there is no such loss, any net long-term capital loss or any net short-term capital loss incurred after October 31 of the current taxable year (“post-October capital losses”), and

(ii)	the sum of (1) the excess, if any, of (a) specified losses incurred after October 31 of the current taxable year, over (b) specified gains incurred after October 31 of the current taxable year and (2) the excess, if any, of (a) ordinary losses incurred after December 31 of the current taxable year, over (b) the ordinary income incurred after December 31 of the current taxable year.

The terms “specified losses” and “specified gains” mean ordinary losses and gains from the sale, exchange, or other disposition of property (including the termination of a position with respect to such property), foreign currency losses and gains, and losses and gains resulting from holding stock in a passive foreign investment company (“PFIC”) for which a mark-to-market election is in effect. The terms “ordinary losses” and “ordinary income” mean other ordinary losses and income that are not described in the preceding sentence.
Undistributed capital gains. The Fund may retain or distribute to shareholders its net capital gain for each taxable year. The Fund currently intends to distribute net capital gains. If the Fund elects to retain its net capital gain, the Fund will be taxed thereon (except to the extent of any available capital loss carryovers) at the corporate income tax rate. If the Fund elects to retain its net capital gain, it is expected that the Fund also will elect to have shareholders treated as if each received a distribution of its pro rata share of such gain, with the result that each shareholder will be required to report its pro rata share of such gain on its tax return as long-term capital gain, will receive a refundable tax credit for its pro rata share of tax paid by the Fund on the gain, and will increase the tax basis for its shares by an amount equal to the deemed distribution less the tax credit.
Federal excise tax. To avoid a 4% nondeductible excise tax, the Fund must distribute by December 31 of each year an amount equal to at least: (1) 98% of its ordinary income for the calendar year, (2) 98.2% of capital gain net income (that is, the excess of the gains from sales or exchanges of capital assets over the losses from such sales or exchanges) for the one-year period ended on October 31 of such calendar year, and (3) any prior year undistributed ordinary income and capital gain net income. The Fund may elect to defer to the following year any net ordinary loss incurred for the portion of the calendar year that is after the beginning of the Fund’s taxable year. Also, the Fund will defer any “specified gain” or “specified loss” that would be properly taken into account for the portion of the calendar year after October 31. Any net ordinary loss, specified gain, or specified loss deferred shall be treated as arising on January 1 of the following calendar year. Generally, the Fund intends to make sufficient distributions prior to the end of each calendar year to avoid any material liability for federal income and excise tax, but can give no assurances that all or a portion of such liability will be avoided. In addition, under certain circumstances, temporary timing or permanent differences in the realization of income and expense for book and tax purposes can result in the Fund having to pay an excise tax.
Foreign income tax. Investment income received by the Fund from sources within foreign countries may be subject to foreign income tax withheld at the source and the amount of tax withheld generally will be treated as an expense of the Fund. The US has entered into tax treaties with many foreign countries that entitle the Fund to a reduced rate of, or exemption from, tax on such income. Some countries require the filing of a tax reclaim or other forms to receive the benefit of the reduced tax rate; whether or when the Fund will receive the tax reclaim is within the control of the individual country. Information required on these forms may not be available such as shareholder information; therefore, the Fund may not receive the reduced treaty rates or potential reclaims. Other countries have conflicting and changing instructions and restrictive timing requirements which may cause the Fund not to receive the reduced treaty rates or potential reclaims. Other countries may subject capital gains realized by the Fund on sale or disposition of securities of that country to taxation. It is impossible to determine the effective rate of foreign tax in advance since the amount of the Fund’s assets to be invested in various countries is not known.  Under certain circumstances, the Fund may elect to pass-through foreign taxes paid by the Fund to shareholders, although it reserves the right not to do so. If the Fund makes such an election and obtains a refund of foreign taxes paid by the Fund in a prior year, the Fund may be eligible to reduce the amount of foreign taxes reported by the Fund to its shareholders, generally by the amount of the foreign taxes refunded, for the year in which the refund is received.
Taxation of Fund Distributions. The Fund anticipates distributing substantially all of its investment company taxable income and net capital gain for each taxable year. Distributions by the Fund will be treated in the manner described below regardless of whether such distributions are paid in cash or reinvested in additional shares of the Fund (or of another fund). The Fund will send you information annually as to the federal income tax consequences of distributions made (or deemed made) during the year.
Distributions of net investment income. The Fund receives ordinary income generally in the form of dividends and/or interest on its investments. The Fund may also recognize ordinary income from other sources, including, but not limited to, certain gains on foreign currency-related transactions. This income, less expenses incurred in the operation of the Fund, constitutes the Fund’s net investment income from which dividends may be paid to you. If you are a taxable investor, distributions of net investment income generally are taxable as ordinary income to the extent of the Fund’s earnings and profits. In the case of a fund whose strategy includes investing in stocks of corporations, a portion of the income dividends paid to you may be qualified dividends eligible to be taxed at reduced rates. See the discussion below under the headings, “— Qualified dividend income for individuals” and “— Dividends-received deduction for corporations.”
Distributions of capital gains. The Fund may derive capital gain and loss in connection with sales or other dispositions of its portfolio securities. Distributions derived from the excess of net short-term capital gain over net long-term capital loss will be taxable to you as ordinary income. Distributions paid from the excess of net long-term capital gain over net short-term capital loss will be taxable to you as long-term capital gain, regardless of how long you have held your shares in the Fund. Any net short-term or long-term capital gain realized by the Fund (net of any capital loss carryovers) generally will be distributed once each year and may be distributed more frequently, if necessary, in order to reduce or eliminate federal excise or income taxes on the Fund.
Returns of capital. Distributions by the Fund that are not paid from earnings and profits will be treated as a return of capital to the extent of (and in reduction of) the shareholder’s tax basis in their shares; any excess will be treated as gain from the sale of the shares. Thus, the portion of a distribution that constitutes a return of capital will decrease the shareholder’s tax basis in their Fund shares (but not below zero), and will result in an increase in the amount of gain (or decrease in the amount of loss) that will be recognized by the shareholder for tax purposes on the later sale of such Fund shares. Return of capital distributions can occur for a number of reasons including, among others, the Fund over-estimates the income to be received from certain investments such as those classified as partnerships or equity real estate investment trusts (“REITs”) (see, “Tax Treatment of Fund Transactions — Investments in US REITs” below).
Qualified dividend income for individuals. Ordinary income dividends reported by the Fund to shareholders as derived from qualified dividend income will be taxed in the hands of individuals and other noncorporate shareholders at the rates applicable to long-term capital gain. “Qualified dividend income” means dividends paid to the Fund (a) by domestic corporations, (b) by foreign corporations that are either (i) incorporated in a possession of the US, or (ii) are eligible for benefits under certain income tax treaties with the US that include an exchange of information program, or (c) with respect to stock of a foreign corporation that is readily tradable on an established securities market in the US. Both the Fund and the investor must meet certain holding period requirements to qualify Fund dividends for this treatment. Specifically, the Fund must hold the stock for at least 61 days during the 121-day period beginning 60 days before the stock becomes ex-dividend. Similarly, investors must hold their Fund shares for at least 61 days during the 121-day period beginning 60 days before the Fund distribution goes ex-dividend. Income derived from investments in derivatives, fixed income securities, US  REITs, PFICs, and income received “in lieu of” dividends in a securities lending transaction generally is not eligible for treatment as qualified dividend income. If the qualifying dividend income received by the Fund is equal to or greater than 95% of the Fund’s gross income (exclusive of net capital gain) in any taxable year, all of the ordinary income dividends paid by the Fund will be qualifying dividend income.
Dividends-received deduction for corporations. For corporate shareholders, a portion of the dividends paid by the Fund may qualify for the 50% corporate dividends-received deduction. The portion of dividends paid by the Fund that so qualifies will be reported by the Fund to shareholders each year and cannot exceed the gross amount of dividends received by the Fund from domestic (US) corporations. The availability of the dividends-received deduction is subject to certain holding period and debt financing restrictions that apply to both the Fund and the investor. Specifically, the amount that the Fund may report as eligible for the dividends-received deduction will be reduced or eliminated if the shares on which the dividends earned by the Fund were  debt-financed or held by the Fund for less than a minimum period of time, generally 46 days during a 91-day period beginning 45 days before the stock becomes ex-dividend. Similarly, if your Fund shares are debt-financed or held by you for less than a 46-day period then the dividends-received deduction for Fund dividends on your shares may also be reduced or eliminated. Income derived by the Fund from investments in derivatives, fixed income and foreign securities generally is not eligible for this treatment.
Impact of realized but undistributed income and gains, and net unrealized appreciation of portfolio securities. At the time of your purchase of shares, the Fund’s NAV may reflect undistributed income, undistributed capital gains, or net unrealized appreciation of portfolio securities held by the Fund. A subsequent distribution to you of such amounts, although constituting a return of your investment, would be taxable, and would be taxed as ordinary income (some portion of which may be taxed as qualified dividend income), capital gains, or some combination of both, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account. The Fund may be able to reduce the amount of such distributions from capital gains by utilizing its capital loss carryovers, if any.
Pass-through of foreign tax credits. If more than 50% of the Fund’s total assets at the end of a fiscal year is invested in foreign securities, the Fund may elect to pass through to you your pro rata share of foreign taxes paid by the Fund. If this election is made, the Fund may report more taxable income to you than it actually distributes. You will then be entitled either to deduct your share of these taxes in computing your taxable income, or to claim a foreign tax credit for these taxes against your US federal income tax (subject to limitations for certain shareholders). The Fund will provide you with the information necessary to claim this deduction or credit on your personal income tax return if it makes this election. No deduction for foreign tax may be claimed by a noncorporate shareholder who does not itemize deductions or who is subject to the alternative minimum tax. Shareholders may be unable to claim a credit for the full amount of their proportionate shares of the foreign income tax paid by the Fund due to certain limitations that may apply. The Fund reserves the right not to pass through to its shareholders the amount of foreign income taxes paid by the Fund. Additionally, any foreign tax withheld on payments made “in lieu of” dividends or interest will not qualify for the pass through of foreign tax credits to shareholders. See, “Tax Treatment of Fund Transactions —Securities lending” below.

Distributions and Taxes
Tax credit bonds. If the Fund holds, directly or indirectly, one or more “tax credit bonds” (including build America bonds, clean renewable energy bonds and qualified tax credit bonds) on one or more applicable dates during a taxable year, the Fund may elect to permit its shareholders to claim a tax credit on their income tax returns equal to each shareholder’s proportionate share of tax credits from the applicable bonds that otherwise would be allowed to the Fund. In such a case, shareholders must include in gross income (as interest) their proportionate share of the income attributable to their proportionate share of those offsetting tax credits. A shareholder’s ability to claim a tax credit associated with one or more tax credit bonds may be subject to certain limitations imposed by the Internal Revenue Code. Under 2017 legislation commonly known as the Tax Cuts and Jobs Act, the build America bonds, clean renewable energy bonds and certain other qualified bonds may no longer be issued after December 31, 2017. Even if the Fund is eligible to pass through tax credits to shareholders, the Fund may choose not to do so.
US government securities. Income earned on certain US government obligations is exempt from state and local personal income taxes if earned directly by you. States also grant tax-free status to dividends paid to you from interest earned on direct obligations of the US government, subject in some states to minimum investment or reporting requirements that must be met by the Fund. Income on investments by the Fund in certain other obligations, such as repurchase agreements collateralized by US government obligations, commercial paper and federal agency-backed obligations (e.g., Ginnie Mae or Fannie Mae obligations), generally does not qualify for tax-free treatment. The rules on exclusion of this income are different for corporations.
Dividends declared in December and paid in January. Ordinarily, shareholders are required to take distributions by the Fund into account in the year in which the distributions are made. However, dividends declared in October, November, or December of any year and payable to shareholders of record on a specified date in such a month will be deemed to have been received by the shareholders (and made by the Fund) on December 31 of such calendar year if such dividends are actually paid in January of the following year. Shareholders will be advised annually as to the US federal income tax consequences of distributions made (or deemed made) during the year in accordance with the guidance that has been provided by the IRS.
Medicare tax. A 3.8% Medicare tax is imposed on net investment income earned by certain individuals, estates and trusts. “Net investment income,” for these purposes, means investment income, including ordinary dividends and capital gain distributions received from the Fund and net gains from  redemptions or other taxable dispositions of Fund shares, reduced by the deductions properly allocable to such income. In the case of an individual, the tax will be imposed on the lesser of (1) the shareholder’s net investment income or (2) the amount by which the shareholder’s modified adjusted gross income exceeds $250,000 (if the shareholder is married and filing jointly or a surviving spouse), $125,000 (if the shareholder is married and filing separately) or $200,000 (in any other case). This Medicare tax, if applicable, is reported by you on, and paid with, your federal income tax return.
Sales, Exchanges, and  Redemptions of Fund Shares. Sales, exchanges and redemptions (including redemptions in kind) of Fund shares are taxable transactions for federal and state income tax purposes. If you redeem your Fund shares, the IRS requires you to report any gain or loss on your redemption. If you held your shares as a capital asset, the gain or loss that you realize will be a capital gain or loss and will be long-term or short-term, generally depending on how long you have held your shares. Any redemption fees you incur on shares redeemed will decrease the amount of any capital gain (or increase any capital loss) you realize on the sale. Capital losses in any year are deductible only to the extent of capital gains plus, in the case of a noncorporate taxpayer, $3,000 of ordinary income.
Tax basis information. The Fund is required to report to you and the IRS annually on Form 1099-B the cost basis of shares purchased or acquired on or after January 1, 2012 where the cost basis of the shares is known by the Fund (referred to as “covered shares”) and that are disposed of after that date. However, cost basis reporting is not required for certain shareholders, including shareholders investing in the Fund through a tax-advantaged retirement account, such as a 401(k) plan or an individual retirement account.
When required to report cost basis, the Fund will calculate it using the Fund’s default method, unless you instruct the Fund to use a different calculation method. For additional information regarding the Fund’s available cost basis reporting methods, including its default method, please contact the Fund. If you hold your Fund shares through a broker (or other nominee), please contact that broker (nominee) with respect to reporting of cost basis and available elections for your account.
The IRS permits the use of several methods to determine the cost basis of mutual fund shares. The method used will determine which specific shares are deemed to be sold when there are multiple purchases on different dates at differing share prices, and the entire position is not sold at one time. The Fund does not recommend any particular method of determining cost basis, and the use of other methods may result in more favorable tax consequences for some shareholders. It is important that you consult with your tax advisor to determine which method is best for you and then notify the Fund if you intend to utilize a method other than the Fund’s default method for covered shares. If you do not notify the Fund of your elected cost basis method upon the initial purchase into your account, the default method will be applied to your covered shares.
The Fund will compute and report the cost basis of your Fund shares sold or exchanged by taking into account all of the applicable adjustments to cost basis and holding periods as required by the Internal Revenue Code and Treasury regulations for purposes of reporting these amounts to you and the IRS. However the Fund is not required to, and in many cases the Fund does not possess the information to, take all possible basis, holding period or other adjustments into account in reporting cost basis information to you. Therefore, shareholders should carefully review the cost basis information provided by the Fund.
Please refer to the Fund’s website at nomuraassetmanagement.com/USfunds for additional information.

Wash sales. All or a portion of any loss that you realize on a redemption of your Fund shares will be disallowed to the extent that you buy other shares in the Fund (through reinvestment of dividends or otherwise) within 30 days before or after your share redemption. Any loss disallowed under these rules will be added to your tax basis in the new shares.
Redemptions at a loss within six months of purchase. Any loss incurred on a redemption or exchange of shares held for six months or less will be treated as long-term capital loss to the extent of any long-term capital gain distributed to you by the Fund on those shares.
Deferral of basis. If a shareholder (a) incurs a sales load in acquiring shares of the Fund, (b) disposes of such shares less than 91 days after they are acquired, and (c) subsequently acquires shares of the Fund or another fund by January 31 of the calendar year following the calendar year in which the disposition of the original shares occurred at a reduced sales load pursuant to a right to reinvest at such reduced sales load acquired in connection with the acquisition of the shares disposed of, then the sales load on the shares disposed of (to the extent of the reduction in the sales load on the shares subsequently acquired) shall not be taken into account in determining gain or loss on the shares disposed of, but shall be treated as incurred on the acquisition of the shares subsequently acquired. The wash sale rules may also limit the amount of loss that may be taken into account on disposition after such adjustment.
Reportable transactions. Under Treasury regulations, if a shareholder recognizes a loss with respect to the Fund’s shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder (or certain greater amounts over a combination of years), the  shareholder must file with the IRS a disclosure statement on Form 8886. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.
Tax Treatment of Fund Transactions. Set forth below is a general description of the tax treatment of certain types of securities, investment techniques and transactions that may apply to a fund and, in turn, affect the amount, character and timing of dividends and distributions payable by the fund to its shareholders. This section should be read in conjunction with the discussion above under “Investment Strategies and Risks” for a detailed description of the various types of securities and investment techniques that apply to the Fund.
In general. In general, gain or loss recognized by a fund on the sale or other disposition of portfolio investments will be a capital gain or loss. Such capital gain and loss may be long-term or short-term depending, in general, upon the length of time a particular investment position is maintained and, in some cases, upon the nature of the transaction. Property held for more than one year generally will be eligible for long-term capital gain or loss treatment. The application of certain rules described below may serve to alter the manner in which the holding period for a security is determined or may otherwise affect the characterization as long-term or short-term, and also the timing of the realization and/or character, of certain gains or losses.
Certain fixed income investments. Gain recognized on the disposition of a debt obligation purchased by a fund at a market discount (generally, at a price less than its principal amount) will be treated as ordinary income to the extent of the portion of the market discount that accrued during the period of time the fund held the debt obligation unless the fund made a current inclusion election to accrue market discount into income as it accrues. If a fund purchases a debt obligation (such as a zero coupon security or payment-in-kind security) that was originally issued at a discount, the fund generally is required to include in gross income each year the portion of the original issue discount that accrues during such year. Therefore, a fund’s investment in such securities may cause the fund to recognize income and make distributions to shareholders before it receives any cash payments on the securities. To generate cash to satisfy those distribution requirements, a fund may have to sell portfolio securities that it otherwise might have continued to hold or to use cash flows from other sources such as the sale of fund shares.
Investments in debt obligations that are at risk of or in default present tax issues for a fund. Tax rules are not entirely clear about issues such as whether and to what extent a fund should recognize market discount on a debt obligation, when a fund may cease to accrue interest, original issue discount or market discount, when and to what extent a fund may take deductions for bad debts or worthless securities and how a fund should allocate payments received on obligations in default between principal and income. These and other related issues will be addressed by a fund in order to ensure that it distributes sufficient income to preserve its status as a regulated investment company.
Options, futures, forward contracts, swap agreements, and hedging transactions. In general, option premiums received by a fund are not immediately included in the income of the fund. Instead, the premiums are recognized when the option contract expires, the option is exercised by the holder, or the fund transfers or otherwise terminates the option (e.g., through a closing transaction). If an option written by a fund is exercised and the fund sells or delivers the underlying stock, the fund generally will recognize capital gain or loss equal to (a) the sum of the strike price and the option premium received by the fund minus (b) the fund’s basis in the stock. Such gain or loss generally will be short-term or long-term depending upon the holding period of the underlying stock. If securities are purchased by a fund pursuant to the exercise of a put option written by it, the fund generally will subtract the premium received from its cost basis in the securities purchased. The gain or loss with respect to any termination of a fund’s obligation under an option other than through the exercise of the option and related sale or delivery of the underlying stock generally will be short-term gain or loss depending on whether the premium income received by the fund is greater or less than the amount paid by the fund (if any) in terminating the transaction. Thus, for example, if an option written by a fund expires unexercised, the fund generally will recognize short-term gain equal to the premium received.

Distributions and Taxes
The tax treatment of certain futures contracts entered into by a fund as well as listed non-equity options written or purchased by the fund on US exchanges (including options on futures contracts, broad-based equity indices and debt securities) may be governed by section 1256 of the Internal Revenue Code (“section 1256 contracts”). Gains or losses on section 1256 contracts generally are considered 60% long-term and 40% short-term capital gains or losses (“60/40”), although certain foreign currency gains and losses from such contracts may be treated as ordinary in character. Also, any section 1256 contracts held by a fund at the end of each taxable year (and, for purposes of the 4% excise tax, on certain other dates as prescribed under the Internal Revenue Code) are “marked to market” with the result that unrealized gains or losses are treated as though they were realized and the resulting gain or loss is treated as ordinary or 60/40 gain or loss, as applicable. Section 1256 contracts do not include any interest rate swap, currency swap, basis swap, interest rate cap, interest rate floor, commodity swap, equity swap, equity index swap, credit default swap, or similar agreement.
In addition to the special rules described above in respect of options and futures transactions, a fund’s transactions in other derivatives instruments (including options, forward contracts and swap agreements) as well as its other hedging, short sale, or similar transactions, may be subject to one or more special tax rules (including the constructive sale, notional principal contract, straddle, wash sale and short sale rules). These rules may affect whether gains and losses recognized by a fund are treated as ordinary or capital or as short-term or long-term, accelerate the recognition of income or gains to the fund, defer losses to the fund, and cause adjustments in the holding periods of the fund’s securities. These rules, therefore, could affect the amount, timing and/or character of distributions to shareholders. Moreover, because the tax rules applicable to derivatives instruments are in some cases uncertain under current law, an adverse determination or future guidance by the IRS with respect to these rules (which determination or guidance could be retroactive) may affect whether a fund has made sufficient distributions, and otherwise satisfied the relevant requirements, to maintain its qualification as a regulated investment company and avoid a fund-level tax.
Certain of a fund’s investments in derivatives and foreign currency-denominated instruments, and the fund’s transactions in foreign currencies and hedging activities, may produce a difference between its book income and its taxable income. If a fund’s book income is less than the sum of its taxable income and net tax-exempt income (if any), the fund could be required to make distributions exceeding book income to qualify as a regulated investment company. If a fund’s book income exceeds the sum of its taxable income and net tax-exempt income (if any), the distribution of any such excess will be treated as (i) a dividend to the extent of the fund’s remaining earnings and profits (including current earnings and profits arising from tax-exempt income, reduced by related deductions), (ii) thereafter, as a return of capital to the extent of the recipient’s basis in the shares, and (iii) thereafter, as gain from the sale or exchange of a capital asset.
Foreign currency transactions. A fund’s transactions in foreign currencies, foreign currency-denominated debt obligations and certain foreign currency options, futures contracts and forward contracts (and similar instruments) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned. This treatment could increase or decrease a fund’s ordinary income distributions to you, and may cause some or all of the fund’s previously distributed income to be classified as a return of capital. In certain cases, a fund may make an election to treat such gain or loss as capital.
PFIC investments. A fund may invest in securities of foreign companies that may be classified under the Internal Revenue Code as PFICs. In general, a foreign company is classified as a PFIC if at least one-half of its assets constitute investment-type assets or 75% or more of its gross income is investment-type income. When investing in PFIC securities, a fund intends to mark-to-market these securities under certain provisions of the Internal Revenue Code and recognize any unrealized gains as ordinary income at the end of the fund’s fiscal and excise tax years. Deductions for losses are allowable only to the extent of any current or previously recognized gains. These gains (reduced by allowable losses) are treated as ordinary income that a fund is required to distribute, even though it has not sold or received dividends from these securities. You should also be aware that the designation of a foreign security as a PFIC security will cause its income dividends to fall outside of the definition of qualified foreign corporation dividends. These dividends generally will not qualify for the reduced rate of taxation on qualified dividends when distributed to you by a fund. Foreign companies are not required to identify themselves as PFICs. Due to various complexities in identifying PFICs, a fund can give no assurances that it will be able to identify portfolio securities in foreign corporations that are PFICs in time for the fund to make a mark-to-market election. If a fund is unable to identify an investment as a PFIC and thus does not make a mark-to-market election, the fund may be subject to US federal income tax on a portion of any “excess distribution” or gain from the disposition of such shares even if such income is distributed as a taxable dividend by the fund to its shareholders. Additional charges in the nature of interest may be imposed on a fund in respect of deferred taxes arising from such distributions or gains.
Investment in taxable mortgage pools (excess inclusion income). Under a Notice issued by the IRS, the Internal Revenue Code and Treasury regulations to be issued, a portion of a fund’s income from a US REIT that is attributable to the REIT’s residual interest in a real estate mortgage investment conduit (“REMIC”) or equity interests in a “taxable mortgage pool” (referred to in the Internal Revenue Code as an excess inclusion) will be subject to federal income tax in all events. The excess inclusion income of a regulated investment company, such as a fund, will be allocated to shareholders of the regulated investment company in proportion to the dividends received by such shareholders, with the same consequences as if the shareholders held the related REMIC residual interest or, if applicable, taxable mortgage pool directly. In general, excess inclusion income allocated to shareholders (i) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions), (ii) will constitute unrelated business taxable income (“UBTI”) to entities (including qualified pension plans, individual retirement accounts, 401(k) plans, Keogh plans or other tax-exempt entities) subject to tax on UBTI, thereby potentially requiring such an entity that is allocated excess inclusion income, and otherwise might not be required to file a tax return, to file a tax return and pay tax on such income, and (iii) in the case of a foreign stockholder, will not qualify for any reduction in US federal withholding tax. In addition, if at any time during any taxable year a “disqualified organization” (which generally includes certain cooperatives, governmental entities, and tax-exempt organizations not subject to UBTI) is a record holder of a share in a regulated investment company, then the regulated investment company will be subject to a tax equal to that portion of its excess inclusion income for the taxable year that is allocable to the disqualified organization, multiplied by the corporate income tax rate. The Notice imposes certain reporting requirements upon regulated investment companies that have excess inclusion income. There can be no assurance that a fund will not allocate to shareholders excess inclusion income. These rules are potentially applicable to a fund with respect to any income it receives from the equity interests of certain mortgage pooling vehicles, either directly or, as is more likely, through an investment in a US REIT. It is unlikely that these rules will apply to a fund that has a non-REIT strategy.
Investments in partnerships and QPTPs. For purposes of the Income Requirement, income derived by a fund from a partnership that is not a QPTP will be treated as qualifying income only to the extent such income is attributable to items of income of the partnership that would be qualifying income if realized directly by the fund. While the rules are not entirely clear with respect to a fund investing in a partnership outside a master feeder structure, for purposes of testing whether a fund satisfies the Asset Diversification Test, the fund generally is treated as owning a pro rata share of the underlying assets of a partnership. See, “Taxation of the Fund.” In contrast, different rules apply to a partnership that is a QPTP. A QPTP is a partnership (a) the interests in which are traded on an established securities market, (b) that is treated as a partnership for federal income tax purposes, and (c) that derives less than 90% of its income from sources that satisfy the Income Requirement (e.g., because it invests in commodities). All of the net income derived by a fund from an interest in a QPTP will be treated as qualifying income but the fund may not invest more than 25% of its total assets in one or more QPTPs. However, there can be no assurance that a partnership classified as a QPTP in one year will qualify as a QPTP in the next year. Any such failure to annually qualify as a QPTP might, in turn, cause a fund to fail to qualify as a regulated investment company. Although, in general, the passive loss rules of the Internal Revenue Code do not apply to RICs, such rules do apply to a fund with respect to items attributable to an interest in a QPTP. Fund investments in partnerships, including in QPTPs, may result in the fund being subject to state, local or foreign income, franchise or withholding tax liabilities.
Securities lending. While securities are loaned out by a fund, the fund generally will receive from the borrower amounts equal to any dividends or interest paid on the borrowed securities. For federal income tax purposes, payments made “in lieu of” dividends are not considered dividend income. These distributions will neither qualify for the reduced rate of taxation for individuals on qualified dividends nor the 50% dividends-received deduction for corporations.  Also, any foreign tax withheld on payments made “in lieu of” dividends or interest will not qualify for the pass-through of foreign tax credits to shareholders.
Investments in convertible securities. Convertible debt is ordinarily treated as a “single property” consisting of a pure debt interest until conversion, after which the investment becomes an equity interest. If the security is issued at a premium (i.e., for cash in excess of the face amount payable on retirement), the creditor-holder may amortize the premium over the life of the bond. If the security is issued for cash at a price below its face amount, the creditor-holder must accrue original issue discount in income over the life of the debt. The creditor-holder’s exercise of the conversion privilege is treated as a nontaxable event. Mandatorily convertible debt (e.g., an exchange-traded note or ETN issued in the form of an unsecured obligation that pays a return based on the performance of a specified market index, exchange currency, or commodity) is often, but not always, treated as a contract to buy or sell the reference property rather than debt. Similarly, convertible preferred stock with a mandatory conversion feature is ordinarily, but not always, treated as equity rather than debt. Dividends received generally are qualified dividend income and eligible for the corporate dividends-received deduction. In general, conversion of preferred stock for common stock of the same corporation is tax-free. Conversion of preferred stock for cash is a taxable redemption. Any redemption premium for preferred stock that is redeemable by the issuing company might be required to be amortized under original issue discount principles.
Investments in securities of uncertain tax character. A fund may invest in securities the US federal income tax treatment of which may not be clear or may be subject to  recharacterization by the IRS. To the extent the tax treatment of such securities or the income from such securities differs from the tax treatment expected by a fund, it could affect the timing or character of income recognized by the fund, requiring the fund to purchase or sell securities, or otherwise change its portfolio, in order to comply with the tax rules applicable to regulated investment companies under the Internal Revenue Code.
Backup Withholding. By law, the Fund may be required to withhold a portion of your taxable dividends and sales proceeds unless you:

●	provide your correct social security or taxpayer identification number,

●	certify that this number is correct,

●	certify that you are not subject to backup withholding, and

●	certify that you are a US person (including a US resident alien).

The Fund also must withhold if the IRS instructs it to do so. When withholding is required, the amount will be 24% of any distributions or proceeds paid. Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder’s US federal income tax liability, provided the appropriate information is furnished to the IRS. Certain payees and payments are exempt from backup withholding and information reporting. The special US tax certification requirements applicable to non-US investors to avoid backup withholding are described under the “Non-US Investors” heading below.

Distributions and Taxes
Non-US Investors. Non-US investors (shareholders who, as to the US, are nonresident alien individuals, foreign trusts or estates, foreign corporations, or foreign partnerships) may be subject to US withholding and estate tax and are subject to special US tax certification requirements. Non-US investors should consult their tax advisors about the applicability of US tax withholding and the use of the appropriate forms to certify their status.
In general. The US imposes a flat 30% withholding tax (or a withholding tax at a lower treaty rate) on US source dividends, including on income dividends paid to you by the Fund, subject to certain exemptions described below. However, notwithstanding such exemptions from US withholding at the source, any dividends and distributions of income and capital gains, including the proceeds from the sale of your Fund shares, will be subject to backup withholding at a rate of 24% if you fail to properly certify that you are not a US person.
Capital gain dividends. In general, capital gain dividends reported by the Fund to shareholders as paid from its net long-term capital gains, other than long-term capital gains realized on the disposition of US real property interests (see the discussion below), are not subject to US withholding tax unless you are a nonresident alien individual present in the US for a period or periods aggregating 183 days or more during the calendar year.
Interest-related dividends and short-term capital gain dividends. Generally, dividends reported by the Fund to shareholders as interest-related dividends and paid from its qualified net interest income from US sources are not subject to US withholding tax. “Qualified interest income” includes, in general, US source (1) bank deposit interest, (2) short-term original discount, (3) interest (including original issue discount, market discount, or acquisition discount) on an obligation that is in registered form, unless it is earned on an obligation issued by a corporation or partnership in which the Fund is a 10-percent shareholder or is contingent interest, and (4) any interest-related dividend from another regulated investment company. Similarly, short-term capital gain dividends reported by the Fund to shareholders as paid from its net short-term capital gains, other than short-term capital gains realized on the disposition of certain US real property interests (see the discussion below), are not subject to US withholding tax unless you were a nonresident alien individual present in the US for a period or periods aggregating 183 days or more during the calendar year. The Fund reserves the right to not report interest-related dividends or short-term capital gain dividends. Additionally, the Fund’s reporting of interest-related dividends or short-term capital gain dividends may not be passed through to shareholders by intermediaries who have assumed tax reporting responsibilities for this income in managed or omnibus accounts due to systems limitations or operational constraints.
Net investment income from dividends on stock and foreign source interest income continue to be subject to withholding tax. Ordinary dividends paid by the Fund to non-US investors on the income earned on portfolio investments in (i) the stock of domestic and foreign corporations and (ii) the debt of foreign issuers continue to be subject to US withholding tax.
Income effectively connected with a US trade or business. If the income from the Fund is effectively connected with a US trade or business carried on by a foreign shareholder, then ordinary income dividends, capital gain dividends and any gains realized upon the sale or redemption of shares of the Fund will be subject to US federal income tax at the rates applicable to US citizens or domestic corporations and require the filing of a nonresident US income tax return.
Investment in US real property. The Foreign Investment in Real Property Tax Act of 1980 (“FIRPTA”) makes non-US persons subject to US tax on the disposition of a US real property interest (“USRPI”) as if he or she were a US person. Such gain is sometimes referred to as FIRPTA gain. The Fund may invest in equity securities of corporations that invest in USRPI, including US REITs, which may trigger FIRPTA gain to the Fund’s non-US shareholders.
The Internal Revenue Code provides a look-through rule for distributions of FIRPTA gain when a RIC is classified as a qualified investment entity. A RIC will be classified as a qualified investment entity if, in general, 50% or more of the RIC’s assets consist of interests in US REITs and other US real property holding corporations (“USRPHC”). If a RIC is a qualified investment entity and the non-US shareholder owns more than 5% of a class of Fund shares at any time during the one-year period ending on the date of the FIRPTA distribution, the FIRPTA distribution to the non-US shareholder is treated as gain from the disposition of a USRPI, causing the distribution to be subject to US withholding tax at the corporate income tax rate (unless reduced by future regulations), and requiring the non-US shareholder to file a nonresident US income tax return. In addition, even if the non-US shareholder does not own more than 5% of a class of Fund shares, but the Fund is a qualified investment entity, the FIRPTA distribution will be taxable as ordinary dividends (rather than as a capital gain or short-term capital gain dividend) subject to withholding at 30% or lower treaty rate.
FIRPTA “wash sale” rule. If the Fund is a qualified investment entity that is domestically controlled (i.e. less than 50% in value of the Fund has been owned directly or indirectly by non-US shareholders during the 5-year period ending on the date of disposition) and a non-US shareholder of the Fund (i) disposes of his interest in the Fund during the 30-day period preceding a FIRPTA distribution, (ii) acquires an identical stock interest during the 61-day period beginning the first day of such 30-day period preceding the FIRPTA distribution, and (iii) does not in fact receive the FIRPTA distribution in a manner that subjects the non-US shareholder to tax under FIRPTA, then the non-US shareholder is required to pay US tax on an amount equal to the amount of the distribution that was not taxed under FIRPTA as a result of the disposition. These rules also apply to substitute dividend payments and other similar arrangements; the portion of the substitute dividend or similar payment treated as FIRPTA gain equals the portion of the RIC distribution such payment is in lieu of that otherwise would have been treated as FIRPTA gain.

Gain on sale of Fund shares as FIRPTA gain. In addition, a sale or redemption of Fund shares will be FIRPTA gain to a non-US shareholder if the non-US shareholder owns more than 5% of a class of shares in the Fund and the Fund is otherwise considered a USRPHC, i.e. 50% or more of the Fund’s assets consist of (1) more than 5% interests in publicly traded companies that are USRPHC, (2) interests in non-publicly traded companies that are USRPHC, and (3) interests in US REITs that are not controlled by US shareholders where the REIT shares are either not publicly traded or are publicly traded and the Fund owns more than 10%.
In the unlikely event that the Fund meets the requirements described above, the gain will be taxed as income “effectively connected with a US trade or business.” As a result, the non-US shareholder will be required to pay US income tax on such gain and file a nonresident US income tax return.
Because the Fund expects to invest less than 50% of its assets at all times, directly or indirectly, in US real property interests, the Fund expects that neither gain on the sale or redemption of Fund shares nor Fund dividends and distributions would be subject to FIRPTA reporting and tax withholding.
US estate tax. Transfers by gift of shares of the Fund by a foreign shareholder who is a nonresident alien individual will not be subject to US federal gift tax. An individual who, at the time of death, is a non-US shareholder will nevertheless be subject to US federal estate tax with respect to Fund shares at the graduated rates applicable to US citizens and residents, unless a treaty exemption applies. If a treaty exemption is available, a decedent’s estate may nonetheless need to file a US estate tax return to claim the exemption in order to obtain a US federal transfer certificate. The transfer certificate will identify the property (i.e., Fund shares) as to which the US federal estate tax lien has been released. In the absence of a treaty, there is a $13,000 statutory estate tax credit (equivalent to US situs assets with a value of $60,000). For estates with US situs assets of not more than $60,000, the Fund may accept, in lieu of a transfer certificate, an affidavit from an appropriate individual evidencing that decedent’s US situs assets are below this threshold amount.
US tax certification rules. Special US tax certification requirements may apply to non-US shareholders both to avoid US backup withholding imposed at a rate of 24% and to obtain the benefits of any treaty between the US and the shareholder’s country of residence. In general, if you are a non-US shareholder, you must provide a Form W-8 BEN (or other applicable Form W-8) to establish that you are not a US person, to claim that you are the beneficial owner of the income and, if applicable, to claim a reduced rate of, or exemption from, withholding as a resident of a country with which the US has an income tax treaty. A Form W-8 BEN provided without a US taxpayer identification number will remain in effect for a period beginning on the date signed and ending on the last day of the third succeeding calendar year unless an earlier change of circumstances makes the information on the form incorrect. Certain payees and payments are exempt from backup withholding.
The tax consequences to a non-US shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described herein. Non-US shareholders are urged to consult their own tax advisors with respect to the particular tax consequences to them of an investment in the Fund, including the applicability of foreign tax.
Foreign Account Tax Compliance Act (“FATCA”). Under FATCA, the Fund will be required to withhold a 30% tax on income dividends made by the Fund to certain foreign entities, referred to as foreign financial institutions (“FFI”) or nonfinancial foreign entities (“NFFE”). After December 31, 2018, FATCA withholding also would have applied to certain capital gain distributions, return of capital distributions and the proceeds arising from the sale of Fund shares; however, based on proposed regulations issued by the IRS, which can be relied upon currently, such withholding is no longer required unless final regulations provide otherwise (which is not expected). The FATCA withholding tax generally can be avoided: (a) by an FFI, if it reports certain direct and indirect ownership of foreign financial accounts held by US persons with the FFI and (b) by an NFFE, if it: (i) certifies that it has no substantial US persons as owners or (ii) if it does have such owners, reporting information relating to them. The US Treasury has negotiated intergovernmental agreements (“IGA”) with certain countries and is in various stages of negotiations with a number of other foreign countries with respect to one or more alternative approaches to implement FATCA; an entity in one of those countries may be required to comply with the terms of an IGA instead of US Treasury regulations.
An  FFI can avoid FATCA withholding if it is deemed compliant or by becoming a “participating FFI,” which requires the FFI to enter into a US tax compliance agreement with the IRS under section 1471(b) of the Internal Revenue Code (“FFI agreement”) under which it agrees to verify, report and disclose certain of its US accountholders and meet certain other specified requirements. The FFI will either report the specified information about the US accounts to the IRS, or, to the government of the FFI’s country of residence (pursuant to the terms and conditions of applicable law and an applicable IGA entered into between the US and the FFI’s country of residence), which will, in turn, report the specified information to the IRS. An FFI that is resident in a country that has entered into an IGA with the US to implement FATCA will be exempt from FATCA withholding provided that the FFI shareholder and the applicable foreign government comply with the terms of such agreement.
An  NFFE that is the beneficial owner of a payment from the Fund can avoid the FATCA withholding tax generally by certifying that it does not have any substantial US owners or by providing the name, address and taxpayer identification number of each substantial US owner. The NFFE will report the information to the Fund or other applicable withholding agent, which will, in turn, report the information to the IRS.
Such foreign shareholders also may fall into certain exempt, excepted or deemed compliant categories as established by US Treasury regulations,  IGAs, and other guidance regarding FATCA. An FFI or NFFE that invests in the Fund will need to provide the Fund with documentation properly certifying the entity’s status under FATCA in order to avoid FATCA withholding. Non-US investors should consult their own tax advisors

Distributions and Taxes
regarding the impact of these requirements on their investment in the Fund. The requirements imposed by FATCA are different from, and in addition to, the US tax certification rules to avoid backup withholding described above. Shareholders are urged to consult their tax advisors regarding the application of these requirements to their own situation.
Effect of Future Legislation; Local Tax Considerations. The foregoing general discussion of US federal income tax consequences is based on the Internal Revenue Code and the regulations issued thereunder as in effect on the date of this  SAI. Future legislative or administrative changes, including provisions of current law that sunset and thereafter no longer apply, or court decisions may significantly change the conclusions expressed herein, and any such changes or decisions may have a retroactive effect with respect to the transactions contemplated herein. Rules of state and local taxation of ordinary income, qualified dividend income, and capital gain dividends may differ from the rules for US federal income taxation described above. Distributions may also be subject to additional state, local, and foreign taxes depending on each shareholder’s particular situation. Non-US shareholders may be subject to US tax rules that differ significantly from those summarized above. Shareholders are urged to consult their tax advisors as to the consequences of these and other state and local tax rules affecting investment in the Fund.
Performance Information
To obtain the Fund’s most current performance information, please call 800 523-1918 or visit our website at nomuraassetmanagement.com/performance.
Performance quotations represent the Fund’s past performance and should not be considered as representative of future results. The Fund will calculate its performance in accordance with the requirements of the rules and regulations under the 1940 Act, or any other applicable US securities laws, as they may be revised from time to time by the SEC.
Financial Statements
During the prior fiscal year, PricewaterhouseCoopers LLP (“PwC”), which is located at 2001 Market Street, Philadelphia, PA 19103, served as the independent registered public accounting firm for the Trust and, in its capacity as such, audited the annual financial statements contained in the Fund’s Form N-CSR filed with the SEC.  The Fund’s Statement of Assets and Liabilities, Schedule of Investments, Statement of Operations, Statements of Changes in Net Assets, Financial Highlights, and Notes to Financial Statements, as well as the report of PwC for the fiscal year ended March 31, 2026, are included in the Fund’s Form N-CSR.  The Fund’s financial statements, Financial Highlights, the notes relating thereto and the report of PwC listed above are incorporated by reference from the Fund’s Form N-CSR into this SAI. The Board approved the appointment of Ernst & Young LLP to serve as the independent registered public accounting firm for the Fund, beginning with the fiscal year ending March 31, 2027.
Principal Holders
As of June 30, 2026, the Manager believes the following shareholders held of record or beneficially  5% or more of the outstanding shares of the Fund.  The Manager generally does not have knowledge of any beneficial owners that invest through record owners.

Class	Name and Address of Account	Percentage
Institutional Class	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN LINDSAY OTOOLE 4707 EXECUTIVE DRIVE SAN DIEGO CA 92121	42.27%

Appendix A — Description of Ratings
Corporate Obligation Ratings
Moody’s Investment Grade
Aaa: Bonds rated Aaa are judged to be of the highest quality, with minimal credit risk.
Aa: Bonds rated Aa are judged to be high quality and are subject to very low credit risk.
A: Bonds rated A are considered upper medium-grade obligations and are subject to low credit risk.
Baa: Bonds rated Baa are subject to moderate credit risk and are considered medium-grade obligations. As such they may have certain speculative characteristics.
Moody’s Below Investment Grade
Ba: Bonds rated Ba are judged to have speculative elements and are subject to substantial credit risk.
B: Bonds rated B are considered speculative and are subject to high credit risk.
Caa: Bonds rated Caa are judged to be of poor standing and are subject to very high credit risk.
Ca: Bonds rated Ca are considered highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.
C: Bonds rated C are the lowest rated class of bonds and are typically in default. They have little prospect for recovery of principal or interest.
Note: Moody’s appends numerical modifiers 1, 2 and 3 to each generic rating classification from  Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; modifier 2 indicates a mid-range ranking; and modifier 3 indicates a ranking in the lower end of that generic rating category.
S&P®
The issue rating definitions are expressions in terms of default risk. As such, they pertain to senior obligations of an entity. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy. (Such differentiation applies when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.) Accordingly, in the case of junior debt, the rating may not conform exactly with the category definition.
Investment Grade
AAA: This is the highest rating assigned by S&P to a debt obligation. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.
AA: Obligations rated AA differ from AAA issues only in a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.
A: Obligations rated A are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in the higher ratings categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.
BBB: Obligations rated BBB exhibit adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.
Below Investment Grade
BB, B, CCC, CC, C: Obligations rated BB, B, CCC, CC and C are regarded as having significant speculative characteristics. BB indicates the least degree of speculation and  C the highest degree of speculation. While these obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.
BB: An obligation rated BB is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.
B: An obligation rated B is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.
CCC: An obligation rated CCC is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.
CC: An obligation  rated CC is currently highly vulnerable to nonpayment.

Appendix A — Description of Ratings
C: A subordinated debt or preferred stock obligation rated C is currently highly vulnerable to nonpayment. The C rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued. The C rating is also assigned to a preferred stock issue in arrears on dividends or sinking fund payments, but that is still making payments.
D: Obligations  rated D are in payment default. The  D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating is also used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.
Plus (+) or minus (-): The ratings from “AA” to “CCC” may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.
r: This symbol is attached to the ratings of instruments with significant noncredit risks and highlights risks to principal or volatility of expected returns that are not addressed in the credit rating.
Short-Term Debt Ratings
Moody’s
Moody’s short-term debt ratings are opinions of the ability of issuers to honor short-term financial obligations. Ratings may be assigned to issuers, short-term programs and to individual short-term debt instruments. These obligations generally have an original maturity not exceeding 13 months, unless explicitly noted. Moody’s employs the following designations to indicate the relative repayment capacity of rated issuers:
P-1 (Prime-1): Issuers (or supporting institutions) so rated have a superior ability to repay short-term debt obligations.
P-2 (Prime-2): Issuers (or supporting institutions) so rated have a strong ability to repay short-term debt obligations.
P-3 (Prime-3): Issuers (or supporting institutions) so rated have an acceptable ability to repay short-term debt obligations.
NP: Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.
S&P®
S&P’s ratings are a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program. Short-term ratings are generally assigned to those obligations considered short-term in the relevant market. In the US, for example, that means obligations with an original maturity of no more than 365 days —  including commercial paper. Short-term ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. The result is a dual rating, in which the short-term rating addresses the put feature, in addition to the usual long-term rating.
A-1: This designation indicates that the obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.
A-2: Issues carrying this designation are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations carrying the higher designations. However, the obligor’s capacity to meet its financial commitments on the obligation is satisfactory.
A-3: Issues carrying this designation exhibit adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.
AI-DULTX 7/2662

PART C
(Delaware Group® Cash Reserve)
File Nos. 002-60770/811-02806
Post-Effective Amendment No. 89

OTHER INFORMATION

Item 28.	Exhibits. The following exhibits are incorporated by reference to the Registrant’s previously filed documents indicated below, except as noted:
(a)	Articles of Incorporation.
	(1)	Agreement and Declaration of Trust (December 17, 1998) incorporated into this filing by reference to Post-Effective Amendment No. 45 filed on December 14, 1999.
(i) Certificate of Amendment (November 15, 2006) to the Agreement and Declaration of Trust incorporated into this filing by reference to Post-Effective Amendment No. 53 filed on July 27, 2007.
(ii) Certificate of Amendment (February 26, 2009) to the Agreement and Declaration of Trust incorporated into this filing by reference to Post-Effective Amendment No. 55 filed on July 28, 2009.
(iii) Certificate of Amendment (August 18, 2009) to the Agreement and Declaration of Trust incorporated into this filing by reference to Post-Effective Amendment No. 56 filed on May 28, 2010.
(iv) Certificate of Amendment (May 21, 2015) to the Agreement and Declaration of Trust incorporated into this filing by reference to Post-Effective Amendment No. 66 filed on July 29, 2015.
	(2)	Certificate of Trust (December 17, 1998) incorporated into this filing by reference to Post-Effective Amendment No. 45 filed on December 14, 1999.
(b)	By-Laws. Amended and Restated By-Laws (April 1, 2015) incorporated into this filing by reference to Post-Effective Amendment No. 66 filed on July 29, 2015.
(c)	Instruments Defining Rights of Security Holders. None other than those contained in Exhibits (a) and (b).
(d)	Investment Advisory Contracts.
	(1)	Investment Management Agreement (December 1, 2025) between Delaware Management Company (a series of Nomura Investment Management Business Trust) and the Registrant attached as Exhibit No. EX-99.d.1.
	(2)	Investment Advisory Expense Limitation Letter (July 2026) from Delaware Management Company (a series of Nomura Investment Management Business Trust) relating to the Registrant attached as Exhibit No. EX-99.d.2.
(e)	Underwriting Contracts.
	(1)	Distribution Agreement (December 1, 2025) between Delaware Distributors, L.P. and the Registrant attached as Exhibit No. EX-99.e.1.
	(2)	Form of Dealer’s Agreement attached as Exhibit No. EX-99.e.2.
	(3)	Form of Registered Investment Advisers Agreement attached as Exhibit No. EX-99.e.3.
	(4)	Form of Bank/Trust Agreement attached as Exhibit No. EX-99.e.4.
(f)	Bonus or Profit Sharing Contracts. Not applicable.
(g)	Custodian Agreements.

(1)	Mutual Fund Custody and Services Agreement (July 20, 2007) between The Bank of New York Mellon (formerly, Mellon Bank, N.A.) and the Registrant incorporated into this filing by reference to Post-Effective Amendment No. 55 filed on July 28, 2009.
	(i)	Amendment No. 2 (July 1, 2017) to Mutual Fund Custody and Services Agreement incorporated into this filing by reference to Post-Effective Amendment No. 78 filed on July 26, 2018.
	(ii)	Amendment No. 4 (July 19, 2019) to Mutual Fund Custody and Services Agreement incorporated into this filing by reference to Post-Effective Amendment No. 84 filed on July 28, 2021.
	(iii)	Amendment No. 5 (December 31, 2021) to Mutual Fund Custody and Services Agreement incorporated into this filing by reference to Post-Effective Amendment No. 86 filed on July 28, 2023.
	(iv)	Amendment No. 6 (December 31, 2021) to Mutual Fund Custody and Services Agreement incorporated into this filing by reference to Post-Effective Amendment No. 86 filed on July 28, 2023.
	(v)	Amendment No. 7 (June 30, 2024) to Mutual Fund Custody and Services Agreement incorporated into this filing by reference to Post-Effective Amendment No. 88 filed on July 29, 2025.
	(vi)	Amendment No. 8 (April 1, 2025) to Mutual Fund Custody and Services Agreement incorporated into this filing by reference to Post-Effective Amendment No. 88 filed on July 29, 2025.
	(vii)	Amendment No. 9 (April 25, 2025) to Mutual Fund Custody and Services Agreement incorporated into this filing by reference to Post-Effective Amendment No. 88 filed on July 29, 2025.
	(viii)	Amendment No. 10 (December 1, 2025) to Mutual Fund Custody and Services Agreement into this filing by reference to Post-Effective Amendment No. 108 filed on February 26, 2026 by Delaware Pooled Trust (File No. 033-40991).
	(ix)	Amendment No. 11 (July 8, 2026) to Mutual Fund Custody and Services Agreement attached as Exhibit No. EX-99.g.1.ix.
(2)	Securities Lending Authorization Agreement (July 20, 2007) between The Bank of New York Mellon (formerly, Mellon Bank, N.A.) and the Registrant incorporated into this filing by reference to Post-Effective Amendment No. 35 filed on December 28, 2007 by Delaware Group Tax-Free Fund (File No. 002-86606).
	(i)	Amendment (September 22, 2009) to the Securities Lending Authorization Agreement incorporated into this filing by reference to Delaware Group Tax-Free Fund (File No. 002-86606) Post-Effective Amendment No. 40 filed on October 29, 2010 (Accession No. 0001137439-10-000194.)
	(ii)	Amendment No. 2 (January 1, 2010) to the Securities Lending Authorization Agreement incorporated into this filing by reference to Delaware Group Tax-Free Fund (File No. 002-86606) Post-Effective Amendment No. 40 filed on October 29, 2010 (Accession No. 0001137439-10-000194).
	(iii)	Amendment No. 3 (October 12, 2010) to the Securities Lending Authorization Agreement incorporated into this filing by reference to Post-Effective Amendment No. 97 filed on January 28, 2026 by Delaware Group Equity Funds IV (File No. 033-00442).
	(iv)	Amendment No. 4 (December 17, 2015) to the Securities Lending Authorization Agreement incorporated into this filing by reference to Post-Effective Amendment No. 97 filed on January 28, 2026 by Delaware Group Equity Funds IV (File No. 033-00442).

		(v)	Amendment No. 5 (August 10, 2016) to the Securities Lending Authorization Agreement incorporated into this filing by reference to Post-Effective Amendment No. 97 filed on January 28, 2026 by Delaware Group Equity Funds IV (File No. 033-00442).
		(vi)	Amendment No. 6 (November 14, 2019) to the Securities Lending Authorization Agreement incorporated into this filing by reference to Post-Effective Amendment No. 97 filed on January 28, 2026 by Delaware Group Equity Funds IV (File No. 033-00442).
		(vii)	Amendment (December 3, 2020) to the Securities Lending Authorization Agreement incorporated into this filing by reference to Post-Effective Amendment No. 97 filed on January 28, 2026 by Delaware Group Equity Funds IV (File No. 033-00442).
		(viii)	Amendment No. 8 (December 1, 2025) to the Securities Lending Authorization Agreement incorporated into this filing by reference to Post-Effective Amendment No. 97 filed on January 28, 2026 by Delaware Group Equity Funds IV (File No. 033-00442).
(h)	Other Material Contracts.
	(1)	Shareholder Services Agreement (April 19, 2001) between Delaware Service Company, Inc. and the Registrant incorporated into this filing by reference to Post-Effective Amendment No. 48 filed on May 29, 2002.
		(i)	Letter Amendment (August 23, 2002) to the Shareholder Services Agreement incorporated into this filing by reference to Post-Effective Amendment No. 50 filed on May 28, 2004.
		(ii)	Amended and Restated Schedule A (December 1, 2025) to the Shareholder Services Agreement attached as Exhibit EX-99.h.1.ii.
		(iii)	Amended and Restated Schedule B (June 25, 2022) to the Shareholder Services Agreement incorporated into this filing by reference to Post-Effective Amendment No. 85 filed on July 29, 2022.
		(iv)	Assignment and Assumption Agreement (November 1, 2014) between Delaware Service Company, Inc. and Delaware Investments Fund Services Company relating to the Shareholder Services Agreement incorporated into this filing by reference to Post-Effective Amendment No. 66 filed on July 29, 2015.
	(2)	Amended and Restated Fund Accounting and Financial Administration Services Agreement (January 1, 2014) between The Bank of New York Mellon and the Registrant incorporated into this filing by reference to Post-Effective Amendment No. 64 filed on July 29, 2014.
		(i)	Amendment No. 1 (July 1, 2017) to Amended and Restated Fund Accounting and Financial Administration Services Agreement incorporated into this filing by reference to Post-Effective Amendment No. 78 filed on July 26, 2018.
		(ii)	Amendment No. 2 (October 11, 2021) to Amended and Restated Fund Accounting and Financial Administration Services Agreement incorporated into this filing by reference to Post-Effective Amendment No. 86 filed on July 28, 2023.
		(iii)	Amendment No. 3 (December 31, 2021) to Amended and Restated Fund Accounting and Financial Administration Services Agreement incorporated into this filing by reference to Post-Effective Amendment No. 86 filed on July 28, 2023.
		(iv)	Amendment No. 4 (January 31, 2022) to Amended and Restated Fund Accounting and Financial Administration Services Agreement incorporated into this filing by reference to Post-Effective Amendment No. 86 filed on July 28, 2023.
		(v)	Amendment No. 5 (effective May 31, 2024) to Amended and Restated Fund Accounting and Financial Administration Services Agreement incorporated into this filing by reference to Post-Effective Amendment No. 88 filed on July 29, 2025.

	(vi)	Amendment No. 6 (July 30, 2024) to Amended and Restated Fund Accounting and Financial Administration Services Agreement incorporated into this filing by reference to Post-Effective Amendment No. 88 filed on July 29, 2025.
	(vii)	Amendment No. 7 (April 1, 2025) to Amended and Restated Fund Accounting and Financial Administration Services Agreement incorporated into this filing by reference to Post-Effective Amendment No. 88 filed on July 29, 2025.
	(viii)	Amendment No. 8 (April 25, 2025) to Amended and Restated Fund Accounting and Financial Administration Services Agreement incorporated into this filing by reference to Post-Effective Amendment No. 88 filed on July 29, 2025.
	(ix)	Amendment No. 9 (December 1, 2025) to Amended and Restated Fund Accounting and Financial Administration Services Agreement incorporated into this filing by reference to Post-Effective Amendment No. 105 filed on April 30, 2026 by Ivy Variable Insurance Portfolios (File No. 033-11466).
	(x)	Amendment No. 10 (July 8, 2026) to Amended and Restated Fund Accounting and Financial Administration Services Agreement attached as Exhibit No. EX-99.h.2.x.
	(3)	Amended and Restated Fund Accounting and Financial Administration Oversight Agreement (December 1, 2025) between Delaware Service Company, Inc. and the Registrant incorporated into this filing by reference to Post-Effective Amendment No. 105 filed on April 30, 2026 by Ivy Variable Insurance Portfolios (File No. 033-11466).
	(i)	Amendment No. 1 (July 1, 2026) to Fund Accounting and Financial Administration Oversight Agreement attached as Exhibit No. EX-99.h.3.i.
	(4)	Plan of Recapitalization (May 25, 2023) incorporated into this filing by reference to Post-Effective Amendment No. 87 filed on July 29, 2024.
(i)	Legal Opinion.
	(1)	Opinion and Consent of Counsel (December 14, 1999) incorporated into this filing by reference to Post-Effective Amendment No. 45 filed on December 14, 1999.
	(2)	Opinion and Consent of Counsel (September 1, 2015) with respect to the Institutional Class incorporated into this filing by reference to Post-Effective Amendment No. 68 filed on September 1, 2015.
(j)	Other Opinions. Consent of Independent Registered Public Accounting Firm (July 2026) attached as Exhibit No. EX-99.j.
(k)	Omitted Financial Statements. Not applicable.
(l)	Initial Capital Agreements. Not applicable.
(m)	Rule 12b-1 Plan. Not applicable.
(n)	Rule 18f-3 Plan.
	(1)	Amended and Restated Multiple Class Plan Pursuant to Rule 18f-3 (December 1, 2025) incorporated into this filing by reference to Post-Effective Amendment No. 98 filed by Delaware Group Limited-Term Government Funds on April 29, 2026.
(o)	Reserved.
(p)	Codes of Ethics.
	(1)	Code of Ethics for Nomura Investment Management Business Trust, Nomura Funds, Optimum Fund Trust and Nomura ETF Trust (December 1, 2025) incorporated into this filing by reference to Post-Effective Amendment No. No. 97 filed on January 28, 2026 by Delaware Group Equity Funds IV (File No. 033-00442).
(q)	Other.

(1) Powers of Attorney (January 20, 2022) incorporated into this filing by reference to Post-Effective Amendment No. 85 filed on July 29, 2022.
Item 29.	Persons Controlled by or Under Common Control with the Registrant. None.
Item 30.	Indemnification. Reference is hereby made to the following sections of the following documents filed or included by reference as exhibits hereto: Article VII, Section 2 (November 15, 2006) to the Agreement and Declaration of Trust incorporated into this filing by reference to Post-Effective Amendment No. 53 filed on July 27, 2007. Article VI of the Amended and Restated By-Laws (April 1, 2015) incorporated into this filing by reference to Post-Effective Amendment No. 66 filed on July 29, 2015. The Trustees and officers of the Registrant are insured under an errors and omissions liability insurance policy. The Registrant and its officers are also insured under the fidelity bond required by Rule 17g-1 under the Investment Company Act of 1940.
Insofar as indemnification for liability arising under the Securities Act of 1933, as amended, may be permitted to Trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a Trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such Trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.
Item 31.	Business and Other Connections of the Investment Adviser.
Delaware Management Company (the “Manager”), a series of Nomura Investment Management Business Trust (NIMBT), serves as investment manager to the Registrant and also serves as investment manager to other funds in the Nomura Funds (Delaware Group® Adviser Funds, Delaware Group Equity Funds II, Delaware Group Equity Funds IV, Delaware Group Equity Funds V, Delaware Group Global & International Funds, Delaware Group Government Fund, Delaware Group Income Funds, Delaware Group Limited-Term Government Funds, Delaware Group State Tax-Free Income Trust, Delaware Group Tax-Free Fund, Delaware Pooled® Trust, Delaware VIP® Trust, Ivy Funds, Ivy Variable Insurance Portfolios, Voyageur Mutual Funds, Voyageur Mutual Funds II, and Voyageur Tax Free Funds), Nomura ETF Trust, Nomura ETF Trust II and Optimum Fund Trust. In addition, certain officers of the Manager also serve as trustees and/or officers of other Nomura Funds, Nomura ETF Trust, Nomura ETF Trust II and Optimum Fund Trust. A company indirectly owned by the Manager’s parent company acts as principal underwriter to the mutual funds in the Nomura Funds (see Item 32 below) and another such company acts as the shareholder services, dividend disbursing, accounting servicing and transfer agent for all of the Nomura Funds.
The Manager, located at 100 Independence, 610 Market Street, Philadelphia, PA 19106-2354, is a series of NIMBT, a Delaware statutory trust. Nomura Asset Management is part of the Investment Management Division of the Nomura Group. Nomura Asset Management primarily operates through several distinct investment managers, which includes NIMBT and its Delaware Management Company series. Information on the trustees and officers of the Manager set forth in its Form ADV filed with the U.S. Securities and Exchange Commission (File No. 801-32108) is incorporated into this filing by reference.
Item 32.	Principal Underwriters.
(a) Delaware Distributors, L.P. serves as principal underwriter for all the mutual funds in the Nomura Funds and the Optimum Fund Trust.
(b) Information with respect to each officer and partner of the principal underwriter and the Registrant is provided below. Unless otherwise noted, the principal business address of each officer and partner of Delaware Distributors, L.P. is 100 Independence, 610 Market Street, Philadelphia, PA 19106-2354.

Name and Principal Business Address	Positions and Offices with Underwriter	Positions and Offices with Registrant
Delaware Distributors, Inc.	General Partner	None

Name and Principal Business Address	Positions and Offices with Underwriter	Positions and Offices with Registrant
Delaware Capital Management	Limited Partner	None
Delaware Investments Distribution Partner, Inc.	Limited Partner	None
Ivy Distributors, Inc.	Limited Partner	None
Milissa Hutchinson	President/Head of US Wealth Distribution, Client Group Americas/Senior Managing Director	None
Christopher J. Calhoun	SVP/US Wealth Chief Operations Officer/Managing Director	Senior Vice President/Head of Business Management - Investments/Managing Director
Erin Canon	SVP/Deputy Head of Business Management – Investments/Managing Director	Senior Vice President/Deputy Head of Business Management – Investments/Managing Director
David Chorba	SVP/National Sales Manager, CSG AMER/Managing Director	None
Eugene Chiulli	Chief Financial Officer/Managing Director	None
Anthony G. Ciavarelli	SVP/Associate General Counsel/Assistant Secretary/Managing Director	Senior Vice President/Associate General Counsel/Assistant Secretary
David F. Connor	SVP/General Counsel/Secretary/Managing Director	Senior Vice President/Assistant Secretary
Michael E. Dresnin	SVP/Associate General Counsel/Assistant Secretary/Managing Director	Senior Vice President/Associate General Counsel/Assistant Secretary
Jamie Fox	SVP/Divisional Sales Manager, CSG Americas/Managing Director	None
Daniel V. Geatens	SVP/Head of US Fund Administration/Managing Director	Senior Vice President/Treasurer
Robert T. Haenn	SVP/Channel Head-Strategic Relationship, CSG Americas/Managing Director	None
Michael Q. Mahoney	SVP/Transfer Agency & Intermediary Services/Managing Director	Senior Vice President/Transfer Agency & Intermediary Services/Managing Director
Richard Salus	SVP/Global Head of Fund Services/Managing Director	Senior Vice President/Chief Financial Officer
Emilia P. Wang	SVP/Associate General Counsel/Assistant Secretary/Managing Director	Senior Vice President/Associate General Counsel/Assistant Secretary/Managing Director

Name and Principal Business Address	Positions and Offices with Underwriter	Positions and Offices with Registrant
Kate R. Williams	SVP/Deputy General Counsel/Assistant Secretary/Managing Director	Senior Vice President/Deputy General Counsel/Assistant Secretary
Marty Wolin	SVP/Chief Compliance Officer and Anti-Money Laundering Officer/Managing Director	Senior Vice President/Chief Compliance Officer/Anti-Money Laundering Officer
Aaron C. Buser	VP/Associate General Counsel/Assistant Secretary/Managing Director	Vice President/General Counsel/Secretary
Jennifer Craig	VP/Associate Director, US Intermediary Services/Executive Director	None
Catherine DiValentino	VP/Associate General Counsel/Assistant Secretary/Executive Director	Assistant Vice President/Associate General Counsel/Assistant Secretary
Thomas Garvey	VP/Chief Compliance Officer/Executive Director	None
Stephen Hoban	VP/Controller/Executive Director	Vice President/Financial Management
Gregory Ito	Treasurer/Managing Director	None
Konstantine C. Mylonas	VP/Senior Relationship Manager, SRG, CSG Americas/Executive Director	None
Philip A. Shipp	VP/Associate General Counsel/Assistant Secretary/Executive Director	Vice President/Associate General Counsel/Assistant Secretary
Augustas Baliulis	VP/Associate General Counsel/Assistant Secretary/Vice President	Vice President/Associate General Counsel/Assistant Secretary
Ross Oklewicz	VP/Associate General Counsel/Assistant Secretary/Executive Director	Vice President/Associate General Counsel/Assistant Secretary
Tracey Todd	VP/Associate General Counsel/Assistant Secretary/Executive Director	Vice President/Associate General Counsel/Assistant Secretary
William Hynes	Tax Officer	None

(c) Not applicable.
Item 33.	Location of Accounts and Records. All accounts and records required to be maintained by Section 31 (a) of the Investment Company Act of 1940 and the rules under that section are maintained by the following entities: Delaware Management Company, Delaware Investments Fund Services Company and Delaware Distributors, L.P. (100 Independence, 610 Market Street, Philadelphia, PA 19106-2354); BNY Mellon Investment Servicing (US) Inc. (500 Ross Street, 154-0520, Pittsburgh, PA 15262); and The Bank of New York Mellon (240 Greenwich Street, New York, NY 10286-0001).
Item 34.	Management Services. None.
Item 35.	Undertakings. Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement under Rule 485(b) under the Securities Act of 1933 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Philadelphia and Commonwealth of Pennsylvania on this 29th day of July, 2026.

DELAWARE GROUP CASH RESERVE

By:	/s/ Shawn K. Lytle
Shawn K. Lytle President/Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated:

Signature		Title	Date

/s/ Shawn K. Lytle		President/Chief Executive Officer	July 29, 2026
Shawn K. Lytle		(Principal Executive Officer) and Trustee

Jerome D. Abernathy	*	Trustee	July 29, 2026
Jerome D. Abernathy

Ann D. Borowiec	*	Trustee	July 29, 2026
Ann D. Borowiec

Joseph W. Chow	*	Trustee	July 29, 2026
Joseph W. Chow

John A. Fry	*	Trustee	July 29, 2026
John A. Fry

Joseph Harroz, Jr.	*	Trustee	July 29, 2026
Joseph Harroz, Jr.

Sandra A.J. Lawrence	*	Trustee	July 29, 2026
Sandra A.J. Lawrence

Frances A. Sevilla-Sacasa	*	Trustee	July 29, 2026
Frances A. Sevilla-Sacasa

Thomas K. Whitford	*	Chair and Trustee	July 29, 2026
Thomas K. Whitford

Christianna Wood	*	Trustee	July 29, 2026
Christianna Wood

Richard Salus	*	Senior Vice President/Chief Financial Officer	July 29, 2026
Richard Salus		(Principal Financial Officer/Chief Accounting Officer/Controller)

*By: /s/ Shawn K. Lytle
Shawn K. Lytle
as Attorney-in-Fact for each of the persons indicated
(Pursuant to Powers of Attorney previously filed)

U.S. SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

Exhibits
to
Form N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

INDEX TO EXHIBITS
(Delaware Group® Cash Reserve N-1A)

Exhibit No.	Exhibit
EX-99.d.1	Investment Management Agreement (December 1, 2025) between Delaware Management Company (a series of Nomura Investment Management Business Trust) and the Registrant
EX-99.d.2	Investment Advisory Expense Limitation Letter (July 2026) from Delaware Management Company (a series of Nomura Investment Management Business Trust) relating to the Registrant
EX-99.e.1	Distribution Agreement (December 1, 2025) between Delaware Distributors, L.P. and the Registrant
EX-99.e.2	Form of Dealer’s Agreement
EX-99.e.3	Form of Registered Investment Advisers Agreement
EX-99.e.4	Form of Bank/Trust Agreement
EX-99.g.1.ix	Amendment No. 11 (July 8, 2026) to Mutual Fund Custody and Services Agreement
EX-99.h.1.ii	Amended and Restated Schedule A (December 1, 2025) to the Shareholder Services Agreement
EX-99.h.2.x	Amendment No. 10 (July 8, 2026) to Amended and Restated Fund Accounting and Financial Administration Services Agreement
EX-99.h.3.i	Amendment No. 1 (July 1, 2026) to Fund Accounting and Financial Administration Oversight Agreement
EX-99.j	Consent of Independent Registered Public Accounting Firm (July 2026)